    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2005
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      Securities Act of 1933 File #33-27489
                  Investment Company Act of 1940 File #811-5775
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 45
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                AMENDMENT NO. 46

                                   WM TRUST II
               (Exact name of Registrant as specified in Charter)


                                       AND
                     Securities Act of 1933 File #333-01999
                 Investment Company Act of 1940 File #811-07577
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 21
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                AMENDMENT NO. 22

                  WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
               (Exact name of Registrant as specified in Charter)



                                       AND
                     Securities Act of 1933 File #002-10766
                 Investment Company Act of 1940 File #811-00123
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 90
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                AMENDMENT NO. 87

                                   WM TRUST I
               (Exact name of Registrant as specified in Charter)


                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (206) 461-3800

         John T. West 1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

With a copy to:

Brian D. McCabe, Esq.
Ropes & Gray LLP
One International Place
Boston, MA 02110

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on [date] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[X] on March 1, 2006 pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on [date] pursuant to paragraph (a)(2) of Rule 485

[ ] this post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                               WM GROUP OF FUNDS

                                   PROSPECTUS

                                  MARCH 1, 2006

                           EQUITY FUNDS

                           -   REIT Fund

                           -   Equity Income Fund

                           -   Growth & Income Fund

                           -   West Coast Equity Fund

                           -   Mid Cap Stock Fund

                           -   Growth Fund

                           -   Small Cap Value Fund

                           -   Small Cap Growth Fund

                           -   International Growth Fund

                           FIXED-INCOME FUNDS

                           -   Short Term Income Fund

                           -   U.S. Government Securities Fund

                           -   Income Fund

                           -   High Yield Fund

                           MUNICIPAL FUNDS

                           -   Tax-Exempt Bond Fund

                           -   California Municipal Fund

                           -   California Insured Intermediate Municipal Fund

                           MONEY MARKET FUND

                         The WM Group of Funds provides
                    a broad selection of investment choices.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS

                                                                                PAGE
Risk/Return Summary
     Equity Funds
     Fixed-Income Funds
     Municipal Funds
     Money Market Fund
Summary of Principal Risks
     Principal Risks by Fund
Fees and Expenses of the Funds
Fund Investment Strategies and Risks
     Equity Funds
     Fixed-Income Funds
     Municipal Funds
     Money Market Fund
Common Investment Practices
Investing in the Funds
Choosing a Share Class
     CDSC Calculation and Waivers
     Redemptions and Exchanges of Shares
Distribution Plan, Plan Recordkeeping/Administration Fees, and Additional
Information Regarding Intermediary Compensation
Other Policies and Practices of the WM Group of Funds
Tax Considerations
How Net Asset Value Is Determined
Management of the Funds
     Fund Managers
Management Fees
Financial Highlights
Appendix A

RISK/RETURN SUMMARY

The WM Group of Funds provides a broad selection of investment choices. This summary identifies the investment objective, principal investment strategies, and principal risks of the mutual funds listed on the first page of this prospectus (each a "Fund", collectively the "Funds"). The principal investment strategies identified in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about each of the Funds, but there are some general principles WM Advisors, Inc. ("WM Advisors") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of each Fund's principal investment strategies includes some of the principal risks of investing in such a fund. You can find a more detailed description of these and other principal risks of an investment in each Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

PERFORMANCE

Below the description of each Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten years (or for the life of the Fund if less than ten years). The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Fund or Class compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Fund or Class, since the inception of the Fund or Class). Performance shown in the table reflects the maximum applicable sales charge, but performance shown in the bar chart does not reflect any sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

REIT FUND

OBJECTIVE: This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES and FIXED-INCOME SECURITIES of issuers that are principally engaged in United States ("U.S.") real estate or related industries. The Fund's investments may also include convertible securities, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS ("ADRS") and EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), REPURCHASE AGREEMENTS and ZERO-COUPON SECURITIES.

WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive valuations that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

- Market Risk          - Credit Risk               - Currency Risk           - Foreign Investment Risk
- Leveraging Risk      - Real Estate Risk          - Derivatives Risk        - Liquidity Risk
- Management Risk      - Smaller Company Risk      - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

2004            31.14%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                SINCE
                                                                                                              INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                                                             PAST YEAR      (3/1/03)
---------------------------------------------------------                                       ---------     ---------
CLASS A SHARES
   Before Taxes                                                                                     [ ]           [ ]
   After Taxes on Distributions(2)                                                                  [ ]           [ ]
   After Taxes on Distributions and Sale of Fund Shares (2)                                         [ ]           [ ]
CLASS B SHARES (BEFORE TAXES)                                                                       [ ]           [ ]
CLASS C SHARES (BEFORE TAXES)                                                                       [ ]           [ ]
NAREIT ALL REIT INDEX(3)                                                                            [ ]           [ ]

----------
1 Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The National Association of Real Estate Investment Trust ("NAREIT") ALL REIT Index reflects the aggregate performance of all publicly traded REITs that own, develop and manage properties. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

EQUITY INCOME FUND

OBJECTIVE: This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS and EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk          - Credit Risk                - Currency Risk            - Foreign Investment Risk
- Leveraging Risk      - Real Estate Risk           - Derivatives Risk         - Liquidity Risk
- Management           - Smaller Company Risk       - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

1996                    13.60%
1997                    19.89%
1998                     6.93%
1999                     4.83%
2000                    14.64%
2001                     7.41%
2002                   -12.82%
2003                    29.22
2004                    18.72%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                   SINCE CLASS
                                                                                                                   C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                            PAST YEAR      PAST 5 YEARS      PAST 10 YEARS       (3/1/02)
-----------------------------------                            ---------      ------------      -------------      -----------
CLASS A SHARES
   Before Taxes                                                    [ ]           [ ]               [ ]                N/A
   After Taxes on Distributions(2)                                 [ ]           [ ]               [ ]                N/A
   After Taxes on Distributions and Sale of Fund Shares (2)        [ ]           [ ]               [ ]                N/A
CLASS B SHARES (BEFORE TAXES)                                      [ ]           [ ]               [ ]                N/A
CLASS C SHARES (BEFORE TAXES)                                      [ ]           N/A               N/A                [ ]
S&P 500(3)                                                         [ ]           [ ]               [ ]                [ ]
S&P 500/BARRA VALUE INDEX(4)                                       [ ]           [ ]               [ ]                [ ]
[NEW INDEX TBD] (4)                                                [ ]           [ ]               [ ]                [ ]

----------
1 Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3        The S&P 500 is a broad-based index intended to represent the U.S.
         equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

4 Effective March 1, 2006, the [new index] replaced the S&P 500/Barra Value Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. The [new index..... ].

GROWTH & INCOME FUND

OBJECTIVE: This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk          - Credit Risk               - Currency Risk           - Foreign Investment Risk
- Leveraging Risk      - Real Estate Risk          - Derivatives Risk        - Liquidity Risk
- Management Risk      - Smaller Company Risk      - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

1996                    22.28%
1997                    29.52%
1998                    14.41%
1999                    18.26%
2000                     1.53%
2001                    -3.28%
2002                   -20.37%
2003                    26.15%
2004                     8.63%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS
                                                                                                                  C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -----------
CLASS A SHARES
   Before Taxes                                                   [ ]           [ ]               [ ]                 N/A
   After Taxes on Distributions(2)                                [ ]           [ ]               [ ]                 N/A
   After Taxes on Distributions and Sale of Fund Shares(2)        [ ]           [ ]               [ ]                 N/A
CLASS B SHARES (BEFORE TAXES)                                     [ ]           [ ]               [ ]                 N/A
CLASS C SHARES (BEFORE TAXES)                                     [ ]           N/A               N/A                 [ ]
S&P 500(3)                                                        [ ]           [ ]               [ ]                 [ ]

----------
1 Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3        The S&P 500 is a broad-based index intended to represent the U.S.
         equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

WEST COAST EQUITY FUND

OBJECTIVE: This Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon, and Washington. The Fund's investments may include REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk                         - Credit Risk           - Currency Risk               - Foreign Investment Risk
- Geographic Concentration Risk       - Leveraging Risk       - Real Estate Risk            - Derivatives Risk
- Liquidity Risk                      - Management Risk       - Smaller Company Risk        - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

1996                            22.56%
1997                            32.88%
1998                            22.98%
1999                            42.27%
2000                             6.65%
2001                             6.34%
2002                           -22.45%
2003                            41.36%
2004                            13.23%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [ %] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                      SINCE CLASS C
                                                                                                                        INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                             PAST YEAR      PAST 5 YEARS       PAST 10 YEARS         (3/1/02)
-----------------------------------                             ---------      ------------       -------------       -------------
CLASS A SHARES
   Before Taxes                                                     [ ]           [ ]               [ ]                   N/A
   After Taxes on Distributions(2)                                  [ ]           [ ]               [ ]                   N/A
   After Taxes on Distributions and Sale of Fund Shares(2)          [ ]           [ ]               [ ]                   N/A
CLASS B SHARES (BEFORE TAXES)                                       [ ]           [ ]               [ ]                   N/A
CLASS C SHARES (BEFORE TAXES)                                       [ ]           N/A               N/A                   [ ]
RUSSELL 3000(R) INDEX(3)                                            [ ]           [ ]               [ ]                   [ ]

----------
1 The Fund's performance in 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MID CAP STOCK FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 at the time of purchase (as of December 31, 2005, the S&P MidCap 400 included companies with market capitalizations ranging from [ ] billion to [ ] billion). In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400.

Among the principal risks of investing in the Fund are:

- Market Risk            - Credit Risk           - Currency Risk                - Foreign Investment Risk
- Leveraging Risk        - Management Risk       - Smaller Company Risk         - Real Estate Risk
- Derivatives Risk       - Liquidity Risk        - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR                       ANNUAL RETURN
----                       -------------
2001                          10.69%
2002                         -10.48%
2003                          26.78%
2004                          13.87%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                SINCE CLASS C
                                                                                                                  INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                                  PAST YEAR            PAST 5 YEARS            (3/1/02)
-----------------------------------                                  ---------            ------------          -------------
CLASS A SHARES
     Before Taxes                                                      [ ]                   [ ]                    N/A
     After Taxes on Distributions(2)                                   [ ]                   [ ]                    N/A
     After Taxes on Distributions and Sale of Fund Shares (2)          [ ]                   [ ]                    N/A
CLASS B SHARES (BEFORE TAXES)                                          [ ]                   [ ]                    N/A
CLASS C SHARES (BEFORE TAXES)                                          [ ]                   N/A                    [ ]
S&P MIDCAP 400(3)                                                      [ ]                   [ ]                    [ ]

----------
1 Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-sized companies. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

GROWTH FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the portion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Currency Risk          - Foreign Investment Risk
- Leveraging Risk                - Derivatives Risk            - Liquidity Risk         - Management Risk
- Smaller Company Risk           - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR                    ANNUAL RETURN
-----                   -------------
1996                       16.92%
1997                        9.78%
1998                       57.10%
1999                       94.42%
2000                      -22.00%
2001                      -29.45%
2002                      -31.82%
2003                       27.68%
2004                        7.46%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [ %] (for the quarter ended [ ]) and the lowest was [ %] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                 [ ]              [ ]                [ ]                N/A
   After Taxes on Distributions(2)                              [ ]              [ ]                [ ]                N/A
   After Taxes on Distributions and Sale of Fund Shares(2)      [ ]              [ ]                [ ]                N/A
CLASS B SHARES (BEFORE TAXES)                                   [ ]              [ ]                [ ]                N/A
CLASS C SHARES (BEFORE TAXES)                                   [ ]              N/A                N/A                [ ]
RUSSELL 1000(R) GROWTH INDEX(3)                                 [ ]              [ ]                [ ]                [ ]

----------
1 The Fund's performance between 1999 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP VALUE FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Value Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Value Index included companies with market capitalizations ranging from [$] billion to [$] billion).

In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment approach and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Value Index.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Currency Risk          - Foreign Investment Risk
- Leveraging Risk                - Real Estate Risk            - Derivatives Risk       - Liquidity Risk
- Management Risk                - Smaller Company Risk        - Fund-of-Fund Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                  YEAR                 ANNUAL RETURN
                  ----                 -------------
                  2005                      [ ]

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                 SINCE
                                                                               INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR        (3/1/04)
-----------------------------------                           ---------        ---------
CLASS A SHARES
   Before Taxes                                                  [ ]              [ ]
   After Taxes on Distributions(2)                               [ ]              [ ]
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]              [ ]
CLASS B SHARES (BEFORE TAXES)                                    [ ]              [ ]
CLASS C SHARES (BEFORE TAXES                                     [ ]              [ ]
RUSSELL 2000(R) VALUE INDEX(3)                                   [ ]              [ ]


----------
1 Performance information is not provided for R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP GROWTH FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Growth Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Growth Index included companies with market capitalizations ranging from [$ ] billion to [$ ] billion).

In selecting investments for the Fund, WM Advisors, or the Fund's sub-advisors, look for individual companies that they believe offer potential for organic growth. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, products and services. The broad evaluation of a particular sector and market trends are also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Value Index.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Currency Risk          - Foreign Investment Risk
- Leveraging Risk                - Derivatives Risk            - Liquidity Risk         - Management Risk
- Smaller Company Risk           - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                        8.50%
1997                       12.63%
1998                        4.94%
1999                       71.61%
2000                      -11.53%
2001                      -13.15%
2002                      -47.41%
2003                       69.47%
2004                        4.18%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                 [ ]                [ ]                [ ]                N/A
   After Taxes on Distributions(2)                              [ ]                [ ]                [ ]                N/A
   After Taxes on Distributions and Sale of Fund Shares(2)      [ ]                [ ]                [ ]                N/A
CLASS B SHARES (BEFORE TAXES)                                   [ ]                [ ]                [ ]                N/A
CLASS C SHARES (BEFORE TAXES)                                   [ ]                N/A                N/A                [ ]
RUSSELL 2000(R) GROWTH INDEX3                                   [ ]                [ ]                [ ]                [ ]

----------
1 The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INTERNATIONAL GROWTH FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, the "developed market team" and the "emerging market equity team" at Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, seek to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. WM Advisors will determine the portion of the Fund's assets to be managed by each team. Capital Guardian utilizes a research-driven, "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Currency Risk          - Foreign Investment Risk
- Leveraging Risk                - Derivatives Risk            - Liquidity Risk         - Management Risk
- Smaller Company Risk           - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

[BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                        8.02%
1997                       -2.49%
1998                        4.08%
1999                       49.91%
2000                      -21.15%
2001                      -18.72%
2002                      -15.61%
2003                       33.33%
2004                       12.78%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                  [ ]                [ ]                [ ]            N/A
   After Taxes on Distributions(2)                               [ ]                [ ]                [ ]            N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]                [ ]                [ ]            N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]                [ ]                [ ]            N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]                N/A                N/A            [ ]
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(3)               [ ]                [ ]                [ ]            [ ]


-----------
1 Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Morgan Stanley Capital International EAFE Index is a broad-based, market-capitalization weighted index that includes the stock markets of 21 countries in Europe, Australasia and the Far East. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SHORT TERM INCOME FUND

OBJECTIVE: This Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment-grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The Fund's investments may also include corporate securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, MORTGAGE-BACKED and ASSET-BACKED SECURITIES, and REITS.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Currency Risk          - Foreign Investment Risk
- Leveraging Risk                - Real Estate Risk            - Derivatives Risk       - Liquidity Risk
- Management Risk                - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

[BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                        4.09%
1997                        5.77%
1998                        6.30%
1999                        2.92%
2000                        7.61%
2001                        7.96%
2002                        5.63%
2003                        4.60%
2004                        1.62%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                  [ ]              [ ]                [ ]            N/A
   After Taxes on Distributions(2)                               [ ]              [ ]                [ ]            N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]              [ ]                [ ]            N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]              [ ]                [ ]            N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]              N/A                N/A            [ ]
CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX(3)       [ ]              [ ]                [ ]            [ ]

--------------
1 The Fund's performance between 1996 and 2005 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Citigroup Broad Investment-Grade Credit 1-3 Year Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE: This Fund seeks to provide a high level of current income consistent with safety and liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.

The Fund invests without limit in obligations of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. These obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

Among the principal risks of investing in the Fund are:

- Market Risk                    - Credit Risk                 - Leveraging Risk        - Derivatives Risk
- Liquidity Risk                 - Management Risk             - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

[BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                        2.48%
1997                        9.92%
1998                        7.21%
1999                        0.13%
2000                       10.27%
2001                        7.16%
2002                        8.37%
2003                        1.83%
2004                        3.56%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(2)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                  [ ]                [ ]              [ ]             N/A
   After Taxes on Distributions(2)                               [ ]                [ ]              [ ]             N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]                [ ]              [ ]             N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]                [ ]              [ ]             N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]                N/A              N/A             [ ]
CITIGROUP MORTGAGE INDEX(3)                                      [ ]                [ ]              [ ]             [ ]

--------------
1 The Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30and 15-year agency-issued (Government National Mortgage Association ("GNMA"), FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INCOME FUND

OBJECTIVE: This Fund seeks to provide a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES, and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REITS.

Among the principal risks of investing in the Fund are:

-  Market Risk                   - Credit Risk                 - Currency Risk          - Foreign Investment Risk
-  Leveraging Risk               - Real Estate Risk            - Derivatives Risk       - Liquidity Risk
-  Management Risk               - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                        3.46%
1997                       10.51%
1998                        7.15%
1999                        0.09%
2000                        9.05%
2001                        8.09%
2002                        8.11%
2003                        8.95%
2004                        5.14%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [ % ](for the quarter ended[ ]) and the lowest was [ %] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                                  SINCE CLASS C
                                                                                                                    INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR      PAST 5 YEARS      PAST 10 YEARS        (3/1/02)
-----------------------------------                           ---------      ------------      -------------      -------------
CLASS A SHARES
   Before Taxes                                                   [ ]             [ ]                [ ]                N/A
   After Taxes on Distributions(2)                                [ ]             [ ]                [ ]                N/A
   After Taxes on Distributions and Sale of Fund Shares(2)        [ ]             [ ]                [ ]                N/A
CLASS B SHARES (BEFORE TAXES)                                     [ ]             [ ]                [ ]                N/A
CLASS C SHARES (BEFORE TAXES)                                     [ ]             N/A                N/A                [ ]
CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX(3)                    [ ]             [ ]                [ ]                [ ]

----------
1 The Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade securities. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

\
HIGH YIELD FUND

OBJECTIVE: This Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in high-yielding, high-risk BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds"), which may include FOREIGN INVESTMENTS. The Fund may also invest in higher-rated FIXED-INCOME SECURITIES, preferred stocks, and convertible securities.

Among the principal risks of investing in the Fund are:

-  Market Risk            -   Credit Risk          -  Currency Risk       -   Foreign Investment Risk

-  Leveraging Risk        -   Derivatives Risk     -  Liquidity Risk      -   Management Risk

-  Smaller Company Risk   -   Fund-of-Funds Risk   -  Real Estate Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR            ANNUAL RETURN
----            -------------
1999              12.02%
2000              -1.53%
2001               3.14%
2002               3.66%
2003              28.10%
2004              11.43%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the period shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [-%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                     SINCE CLASS A    SINCE CLASS   SINCE CLASS C
                                                                                       INCEPTION      B INCEPTION     INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                  PAST YEAR    PAST 5 YEARS          (4/8/98)       (5/5/98)        (3/1/02)
-------------------------------------------------    ---------    ------------       -------------    -----------   -------------
CLASS A SHARES
   Before Taxes                                          [ ]           [ ]                [ ]             N/A            N/A
   After Taxes on Distributions(2)                       [ ]           [ ]                [ ]             N/A            N/A
   After Taxes on Distributions and Sale of Fund
     Shares(2)                                           [ ]           [ ]                [ ]             N/A            N/A
CLASS B SHARES (BEFORE TAXES)                            [ ]           [ ]                N/A             [ ]            N/A
CLASS C SHARES (BEFORE TAXES)                            [ ]           N/A                N/A             N/A            [ ]
CITIGROUP HIGH YIELD MARKET INDEX(3)                     [ ]           [ ]                [ ]             [ ]            [ ]

--------------
1 The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Citigroup High Yield Market Index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

TAX-EXEMPT BOND FUND

OBJECTIVE: This Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental entities, including MUNICIPAL LEASES, ALTERNATIVE MINIMUM TAX ("AMT")-SUBJECT BONDS, and INVERSE FLOATING RATE OBLIGATIONS, that generate income exempt from federal income tax other than the federal alternative minimum tax. The Fund may also invest in taxable FIXED-INCOME SECURITIES (including junk bonds) and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

-   Market Risk       -   Credit Risk        -  Leveraging Risk     -  Derivatives Risk
-   Liquidity Risk    -   Management Risk    -  Tax Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]


YEAR            ANNUAL RETURN
----            -------------
1996                2.52%
1997                8.59%
1998                5.08%
1999               -4.40%
2000               11.49%
2001                3.92%
2002                9.81%
2003                5.19%
2004                3.89%
2005                [   ]

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                              SINCE CLASS
                                                                                                              C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                           PAST YEAR     PAST 5 YEARS   PAST 10 YEARS       (3/1/02)
------------------------------------------------------------  ---------     ------------   -------------      -----------
CLASS A SHARES
   Before Taxes                                                 [ ]            [ ]            [ ]                 N/A
   After Taxes on Distributions(2)                              [ ]            [ ]            [ ]                 N/A
   After Taxes on Distributions and Sales of Fund Shares(2)     [ ]            [ ]            [ ]                 N/A
CLASS B SHARES (BEFORE TAXES)                                   [ ]            [ ]            [ ]                 N/A
CLASS C SHARES (BEFORE TAXES)                                   [ ]            N/A            N/A                 [ ]
LEHMAN BROTHERS MUNICIPAL BOND INDEX(3)                         [ ]            [ ]            [ ]                 [ ]

-----------
1 The Fund's performance in 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CALIFORNIA MUNICIPAL FUND

OBJECTIVE: This Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in intermediate and long-term California MUNICIPAL OBLIGATIONS, including MUNICIPAL LEASES and AMT-SUBJECT BONDS. The Fund may also invest in other MUNICIPAL OBLIGATIONS and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

-  Market Risk         -   Credit Risk       -   Geographic Concentration Risk    -   Leveraging Risk
-  Derivatives Risk    -   Liquidity Risk    -   Management Risk                  -   Tax Risk

The Fund is also "non-diversified," which means it may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR            ANNUAL RETURN
----            -------------

1996               4.42%
1997              10.30%
1998               6.09%
1999              -4.53%
2000              12.97%
2001               4.05%
2002               8.87%
2003               3.70%
2004               4.76%
2005               [  ]

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [%] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                           SINCE CLASS
                                                                                                           C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                             PAST YEAR  PAST 5 YEARS   PAST 10 YEARS      (3/1/02)
------------------------------------------------------------    ---------  ------------   -------------    ------------
CLASS A SHARES
   Before Taxes                                                    [ ]        [ ]                [ ]             N/A
   After Taxes on Distributions(2)                                 [ ]        [ ]                [ ]             N/A
   After Taxes on Distributions and Sales of Fund Shares(2)        [ ]        [ ]                [ ]             N/A
CLASS B SHARES (BEFORE TAXES)                                      [ ]        [ ]                [ ]             N/A
CLASS C SHARES (BEFORE TAXES)                                      [ ]        N/A                N/A             [ ]
LEHMAN BROTHERS MUNICIPAL BOND INDEX(3)                            [ ]        [ ]                [ ]             [ ]

-----------
1 The Fund's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OBJECTIVE: This Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in intermediate-term insured California MUNICIPAL OBLIGATIONS, including MUNICIPAL LEASES and AMT-SUBJECT BONDS. The weighted average effective maturity of the Fund's investments is ten years or less, and the maximum effective maturity of any of its investments is fifteen years. The Fund may also invest in other MUNICIPAL OBLIGATIONS and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

-  Market Risk         -   Credit Risk      -   Geographic Concentration Risk   -  Leveraging Risk
-  Derivatives Risk    -   Liquidity Risk   -   Management Risk                 -  Tax Risk

The Fund is also "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR                    ANNUAL RETURN
----                    -------------
1996                         3.91%
1997                         7.14%
1998                         5.26%
1999                        -0.83%
2000                         9.46%
2001                         4.79%
2002                         9.28%
2003                         3.58%
2004                         2.65%
2005                         [ ]

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended [ ]) and the lowest was [% ](for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                                           SINCE CLASS
                                                                                                           C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                             PAST YEAR  PAST 5 YEARS   PAST 10 YEARS      (3/1/02)
-------------------------------------------------------------   ---------  ------------   -------------    ------------
CLASS A SHARES
   Before Taxes                                                    [ ]         [ ]            [ ]              N/A
   After Taxes on Distributions(2)                                 [ ]         [ ]            [ ]              N/A
   After Taxes on Distributions and Sales of Fund Shares(2)        [ ]         [ ]            [ ]              N/A
CLASS B SHARES (BEFORE TAXES)                                      [ ]         [ ]            [ ]              N/A
CLASS C SHARES (BEFORE TAXES)                                      [ ]         N/A            N/A              [ ]
LEHMAN BROTHERS MUNICIPAL BOND INDEX(3)                            [ ]         [ ]            [ ]              [ ]

------------
1 The Fund's performance between 1996 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

3 The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MONEY MARKET FUND

OBJECTIVE: This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING and VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS and WHEN-ISSUED and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

-   Market Risk        -   Credit Risk           -   Foreign Investment Risk    -   Liquidity Risk
-   Management Risk    -   Money Market Risk     -   Fund-of-Funds Risk         -   Leveraging Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

                                  [BAR CHART]

YEAR            ANNUAL RETURN
----            -------------
1996               4.88%
1997               5.04%
1998               5.00%
1999               4.56%
2000               6.01%
2001               3.65%
2002               1.31%
2003               0.70%
2004               0.88%
2005               [ ]

During the periods shown above, the highest quarterly return was [ %] (for the quarter ended [ ]) and the lowest was [ %] (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Contingent Deferred Sales Charge)(1)

                                                                                                           SINCE CLASS
                                                                                                           C INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                             PAST YEAR  PAST 5 YEARS   PAST 10 YEARS     (3/1/02)
-----------------------------------------------                 ---------  ------------   -------------    ------------
CLASS A SHARES                                                     [ ]           [ ]           [ ]             N/A
CLASS B SHARES                                                     [ ]           [ ]           [ ]             N/A
CLASS C SHARES                                                     [ ]           N/A           N/A             [ ]
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(2)                      [ ]           [ ]           [ ]             [ ]

------------
1 The Fund's performance between 1996 and 2004 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and Class R-2 shares because they had not been offered prior to the date of this prospectus.

2 The Citigroup 3-Month U.S. Treasury Bill Index measures the performance of 3-month U.S. Treasury bills currently available in the market-place. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Funds, their investments, and the related risks is located in the "Fund Investment Strategies and Risks" section.

CREDIT RISK. Each of the Funds is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, High Yield, and Tax-Exempt Bond Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, High Yield, and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds are subject to leveraging risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, California Municipal, and California Insured Intermediate Municipal Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, and Growth & Income Funds and the Fixed-Income and Municipal Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds are subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, Funds that focus investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Funds may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings.

      One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.

      Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.

      Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities, Income, Tax-Exempt Bond, and California Municipal Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES which may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.

      Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.

      The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds that invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, High Yield, and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

FUND-OF-FUNDS RISK. The WM Strategic Asset Management Portfolios, LLC (the "Portfolios") invest in shares of the Equity and Fixed-Income Funds and the Money Market Fund. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption or reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase, and may result in a Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of October 31, 2005:

                                                                              PORTFOLIOS
                                                       -------------------------------------------------------
                                           FLEXIBLE    CONSERVATIVE                  CONSERVATIVE    STRATEGIC
                                            INCOME       BALANCED        BALANCED       GROWTH        GROWTH
FUND                                      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO        TOTAL
-------------------------------           ---------    ------------     ---------    ------------    ---------       -------
REIT Fund                                    2.5%          3.0%           33.5%          33.5%         19.9%          92.4%
Equity Income Fund                           1.6%          1.9%           19.0%          17.6%         10.9%          51.0%
Growth & Income Fund                         2.9%          2.6%           24.9%          26.1%         18.2%          74.7%
West Coast Equity Fund                       0.7%          1.1%           13.0%          14.2%         10.7%          39.7%
Mid Cap Stock Fund                           3.3%          2.5%           27.9%          29.2%         23.2%          86.1%
Growth Fund                                  2.8%          2.6%           29.9%          31.5%         19.1%          85.9%
Small Cap Value Fund                         3.1%          2.7%           31.5%          34.3%         22.5%          94.1%
Small Cap Growth Fund                        3.0%          1.9%           22.3%          25.0%         17.7%          69.9%
International Growth Fund                     ---          3.3%           32.6%          33.9%         22.8%          92.6%
Short Term Income Fund                      44.4%         13.0%           15.3%            ---           ---          72.7%
U.S. Government Securities Fund             17.9%          9.6%           43.4%          15.9%           ---          86.8%
Income Fund                                 19.2%          9.1%           37.0%          10.7%           ---          76.0%
High Yield Fund                              8.0%          3.9%           24.4%          15.2%         11.8%          63.3%

GEOGRAPHIC CONCENTRATION RISK. Funds such as the West Coast Equity, California Municipal and California Insured Intermediate Municipal Funds that invest significant portions of their assets in concentrated geographic areas like the northwestern United States and/or California generally have more exposure to regional economic risks than funds making investments more broadly.

MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low-risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investment's purchasing power over time.

NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification and that concentration of investments in a small number of securities increases risk. The California Municipal and California Insured Intermediate Municipal Funds are NON-DIVERSIFIED. This means they can invest a greater portion of their assets in a relatively small number of issuers and will have a greater concentration of risk. Some of those issuers may present substantial credit or other risks.

 REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Growth, Small Cap Value, Short Term Income, Income, and High Yield Funds, which may invest a significant portion of their assets in REITS, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITS, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITS will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITS in which it invests will fail to qualify for special tax treatment accorded REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus any borrowings for investment purposes in REIT securities.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund generally have the greatest exposure to this risk.

TAX RISK. The Municipal Funds are subject to the risk that some or all of the interest they receive might become taxable by law or be determined by the Internal Revenue Service (or the relevant state tax authority) to be taxable. In this event, the value of the Funds' investments would likely fall, and some or all of the income distributions paid by the Funds might become taxable. In addition, some or all of the income distributions paid by these Funds may be subject to federal alternative minimum income tax.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund other than credit risk, leveraging risk, liquidity risk, market risk, and management risk, which apply to all of the Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                               FUND-
                                                      FOREIGN   OF-    GEOGRAPHIC    MONEY        NON         REAL  SMALLER
                             CURRENCY  DERIVATIVES  INVESTMENT FUNDS CONCENTRATION  MARKET  DIVERSIFICATION  ESTATE COMPANY
FUND                           RISK        RISK        RISK    RISK      RISK        RISK         RISK        RISK   RISK   TAX RISK
---------------------------  --------  -----------  ---------- ----- -------------  ------  ---------------  ------ ------- --------
REIT FUND                       X           X            X       X                                              X      X
EQUITY INCOME FUND              X           X            X       X                                              X      X
GROWTH & INCOME FUND            X           X            X       X                                              X      X
WEST COAST EQUITY FUND          X           X            X       X         X                                    X      X
MID CAP STOCK FUND              X           X            X       X                                              X      X
GROWTH FUND                     X           X            X       X                                                     X
SMALL CAP VALUE FUND            X           X            X       X                                              X      X
SMALL CAP GROWTH FUND           X           X            X       X                                              X      X
INTERNATIONAL GROWTH FUND       X           X            X       X                                                     X
SHORT TERM INCOME FUND          X           X            X       X                                              X
U.S. GOVERNMENT SECURITIES
FUND                                        X                    X
INCOME FUND                     X           X            X       X                                              X
HIGH YIELD FUND                 X           X            X       X                                              X      X
TAX-EXEMPT BOND FUND                        X                                                                                  X
CALIFORNIA MUNICIPAL FUND                   X                              X                       X                           X
CALIFORNIA INSURED
INTERMEDIATE MUNICIPAL FUND                 X                              X                       X                           X
MONEY MARKET FUND                                        X       X                     X

FEES AND EXPENSES OF THE FUNDS

This section describes the fees and expenses that you may pay if you invest in Class A, B, C, R-1 or R-2 shares of a Fund. Generally, Class R-1 and R-2 shares are available for purchase only through qualified employer-sponsored retirement or benefit plans. The table below describes the maximum sales charges that may be assessed if you invest in Class A, B, C, R-1 or R-2 shares. The examples on the following pages are intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Funds' operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.


SHAREHOLDER FEES(1)                                           CLASS A       CLASS B       CLASS C      CLASS R-1     CLASS R-2
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES        SHARES        SHARES        SHARES       SHARES
------------------------------------------------              -------       -------       -------      ---------     ---------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)
     Equity Funds                                                5.50%         0.00%         0.00%         0.00%         0.00%

     Fixed-Income Funds and Municipal Funds                    4.50%(2)        0.00%         0.00%         0.00%         0.00%

     Money Market Fund                                         0.00%(3)        0.00%         0.00%         0.00%         0.00%

Maximum deferred sales charge (load)                           0.00%(6)     5.00%(7)      1.00%(8)         0.00%         0.00%
(as a percentage of original purchase price)(4,5)

---------------
(1) An annual fee of up to $12 may be imposed on accounts that fall below $1,000. See "Other Policies and Practices of the WM Group of Funds -- Small Accounts" in this prospectus.

(2) 3.50% for the Short Term Income Fund.

(3) Sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.

(4) A $10 fee may be charged for redemptions made by wire transfer. Contingent deferred sales charges for shares purchased prior to April 1, 2003, are described in the SAI.

(5) Redemptions of shares of the International Growth Fund, including exchange redemptions, within 90 days of purchase will be subject to a redemption fee equal to 2.00% of redemption proceeds (in addition to any applicable CDSC), which will be retained by the Fund. With respect to Class B and C shares, the redemption fee applies only to shares purchased on or after March 1, 2005.

(6) Certain investors who purchase Class A shares without paying an initial sales charge may be subject to a deferred sales charge of 1.00% on redemptions within the first 18 months.

(7) The maximum deferred sales charge is imposed on shares redeemed in the first and second years. For shares held longer than two years, the deferred sales charge declines according to the schedules set forth under "Choosing a Share Class -- Class B Shares -- Contingent Deferred Sales Charge on Class B Shares" in this prospectus. The maximum deferred sales charge for Class B shares of the Short Term Income Fund is 4.00%.

(8) Class C shares redeemed within the first 12 months are subject to a 1.00% contingent deferred sales charge.


                                             ANNUAL FUND OPERATING EXPENSES
                                                   (EXPENSES THAT ARE
                                               DEDUCTED FROM FUND ASSETS)                         EXAMPLES: YOU WOULD PAY
                                                                              TOTAL         THE FOLLOWING EXPENSES ON A $10,000
                                                  DISTRIBUTION             ANNUAL FUND   INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
                                       MANAGEMENT AND SERVICE     OTHER     OPERATING     REDEMPTION AT THE END OF EACH PERIOD:
CLASS A SHARES                            FEES    (12b-1)FEES(1) EXPENSES    EXPENSES    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                       ---------- -------------  --------  ------------- -------    -------    -------    ---------
REIT Fund                                  [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Equity Income Fund                         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Growth & Income Fund                       [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

West Coast Equity Fund                     [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Mid Cap Stock Fund                         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Growth Fund                                [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Small Cap Value Fund                       [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Small Cap Growth Fund                      [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

International Growth Fund                  [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Short Term Income Fund                     [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

U.S. Government Securities Fund            [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Income Fund                                [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

High Yield Fund                            [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Tax-Exempt Bond Fund                       [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

California Municipal Fund                  [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

California Insured Intermediate
Municipal Fund                             [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

Money Market Fund                          [ ]         [ ]          [ ]         [ ]        [ ]         [ ]        [ ]         [ ]

--------
1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor "). See "Distribution Plan and Additional Information Regarding Dealer Compensation."

                                                                 ANNUAL FUND OPERATING EXPENSES
                                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                            DISTRIBUTION                        TOTAL
                                                            AND SERVICE                       ANNUAL FUND
                                             MANAGEMENT       (12b-1)           OTHER          OPERATING
CLASS B SHARES                                  FEES          FEES(1)          EXPENSES        EXPENSES
-------------------------------              ----------     -----------        --------       -----------
REIT Fund                                        [ ]            [ ]               [ ]              [ ]

Equity Income Fund                               [ ]            [ ]               [ ]              [ ]

Growth & Income Fund                             [ ]            [ ]               [ ]              [ ]

West Coast Equity Fund                           [ ]            [ ]               [ ]              [ ]

Mid Cap Stock Fund                               [ ]            [ ]               [ ]              [ ]

Growth Fund                                      [ ]            [ ]               [ ]              [ ]

Small Cap Value Fund                             [ ]            [ ]               [ ]              [ ]

Small Cap Growth Fund                            [ ]            [ ]               [ ]              [ ]

International Growth Fund                        [ ]            [ ]               [ ]              [ ]

Short Term Income Fund                           [ ]            [ ]               [ ]              [ ]

U.S. Government Securities Fund                  [ ]            [ ]               [ ]              [ ]

Income Fund                                      [ ]            [ ]               [ ]              [ ]

High Yield Fund                                  [ ]            [ ]               [ ]              [ ]

Tax-Exempt Bond Fund                             [ ]            [ ]               [ ]              [ ]

California Municipal Fund                        [ ]            [ ]               [ ]              [ ]

California Insured Intermediate Municipal
Fund                                             [ ]            [ ]               [ ]              [ ]

Money Market Fund                                [ ]            [ ]               [ ]              [ ]

                                                              EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                           $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                         (A) REDEMPTION AT THE END OF EACH PERIOD OR (B) NO REDEMPTION
                                                                  A                                        B
CLASS B SHARES                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS(2)  1 YEAR    3 YEARS   5 YEARS   10 YEARS(2)
---------------------------------------------- --------- --------- ---------- ----------   ------    -------   --------  ----------
REIT Fund                                         [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Equity Income Fund                                [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Growth & Income Fund                              [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

West Coast Equity Fund                            [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Mid Cap Stock Fund                                [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Growth Fund                                       [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Small Cap Value Fund                              [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Small Cap Growth Fund                             [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

International Growth Fund                         [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Short Term Income Fund3                           [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

U.S. Government Securities Fund                   [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Income Fund                                       [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

High Yield Fund                                   [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Tax-Exempt Bond Fund                              [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

California Municipal Fund                         [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

California Insured Intermediate Municipal
Fund                                              [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

Money Market Fund                                 [ ]       [ ]        [ ]        [ ]        [ ]        [ ]       [ ]        [ ]

---------
1 0.25% of the 12b-1 fees shown represent service fees that are paid to the Distributor. Long-term Class B shareholders may pay more than the sales charge paid by Class A shareholders. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Class B shares convert to Class A shares after eight years; accordingly, the expense amounts for years nine and ten are based on Class A share expenses.

                                                                      ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                                   DISTRIBUTION                           TOTAL
                                                                    AND SERVICE                        ANNUAL FUND
                                                   MANAGEMENT         (12b-1)           OTHER          OPERATING
CLASS C SHARES                                        FEES            FEES(1)          EXPENSES         EXPENSES
-----------------------------------------          ----------      ------------        --------        -----------
REIT Fund                                              [ ]              [ ]                [ ]              [ ]

Equity Income Fund                                     [ ]              [ ]                [ ]              [ ]

Growth & Income Fund                                   [ ]              [ ]                [ ]              [ ]

West Coast Equity Fund                                 [ ]              [ ]                [ ]              [ ]

Mid Cap Stock Fund                                     [ ]              [ ]                [ ]              [ ]

Growth Fund                                            [ ]              [ ]                [ ]              [ ]

Small Cap Value Fund                                   [ ]              [ ]                [ ]              [ ]

Small Cap Growth Fund                                  [ ]              [ ]                [ ]              [ ]

International Growth Fund                              [ ]              [ ]                [ ]              [ ]

Short Term Income Fund                                 [ ]              [ ]                [ ]              [ ]

U.S. Government Securities Fund                        [ ]              [ ]                [ ]              [ ]

Income Fund                                            [ ]              [ ]                [ ]              [ ]

High Yield Fund                                        [ ]              [ ]                [ ]              [ ]

Tax-Exempt Bond Fund                                   [ ]              [ ]                [ ]              [ ]

California Municipal Fund                              [ ]              [ ]                [ ]              [ ]

California Insured Intermediate Municipal
Fund                                                   [ ]              [ ]                [ ]              [ ]

Money Market Fund                                      [ ]              [ ]                [ ]              [ ]

                                                              EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                           $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                         (A) REDEMPTION AT THE END OF EACH PERIOD OR (B) NO REDEMPTION
                                                                  A                                        B
CLASS C SHARES                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------       ------   -------    -------   --------   ------    -------   -------   --------
REIT Fund                                         [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Equity Income Fund                                [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Growth & Income Fund                              [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

West Coast Equity Fund                            [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Mid Cap Stock Fund                                [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Growth Fund                                       [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Small Cap Value Fund                              [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Small Cap Growth Fund                             [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

International Growth Fund                         [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Short Term Income Fund2                           [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

U.S. Government Securities Fund                   [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Income Fund                                       [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

High Yield Fund                                   [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Tax-Exempt Bond Fund                              [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

California Municipal Fund                         [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

California Insured Intermediate Municipal
Fund                                              [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

Money Market Fund                                 [ ]       [ ]       [ ]        [ ]       [ ]       [ ]        [ ]       [ ]

-----------
1 0.25% of the 12b-1 fees represent service fees that are paid to the Distributor. Long-term Class C shareholders may pay more than the sales charge paid by Class A shareholders. See "Distribution Plan and Additional Information Regarding Dealer Compensation."


                                             ANNUAL FUND OPERATING EXPENSES
                                                   (EXPENSES THAT ARE
                                               DEDUCTED FROM FUND ASSETS)                           EXAMPLES: YOU WOULD PAY
                                       -------------------------------------------            THE FOLLOWING EXPENSES ON A $10,000
                                                                                TOTAL     INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
                                                    DISTRIBUTION             ANNUAL FUND   REDEMPTION AT THE END OF EACH PERIOD:
                                       MANAGEMENT   AND SERVICE      OTHER    OPERATING   ------------------------------------------
CLASS R-1 SHARES                         FEES     (12b-1) FEES(1)   EXPENSES   EXPENSES   1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------        ---------- ---------------   --------  ---------   ------     -------    -------    --------
REIT Fund                                 [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Equity Income Fund                        [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Growth & Income Fund                      [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

West Coast Equity Fund                    [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Mid Cap Stock Fund                        [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Growth Fund                               [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Small Cap Value Fund                      [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Small Cap Growth Fund                     [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

International Growth Fund                 [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Short Term Income Fund                    [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

U.S. Government Securities Fund           [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Income Fund                               [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

High Yield Fund                           [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

Money Market Fund                         [ ]          [ ]              [ ]       [ ]       [ ]         [ ]        [ ]        [ ]

---------
1 12b-1 fees represent service fees that are paid to the Distributor. See "Distribution Plan and Additional Information Regarding Dealer Compensation."


                                             ANNUAL FUND OPERATING EXPENSES
                                                   (EXPENSES THAT ARE
                                               DEDUCTED FROM FUND ASSETS)                          EXAMPLES: YOU WOULD PAY
                                       --------------------------------------------          THE FOLLOWING EXPENSES ON A $10,000
                                                                             TOTAL       INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
                                                  DISTRIBUTION             ANNUAL FUND      REDEMPTION AT THE END OF EACH PERIOD:
                                       MANAGEMENT AND SERVICE     OTHER    OPERATING     ------------------------------------------
CLASS R-2 SHARES                         FEES       FEES(1)      EXPENSES   EXPENSES     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                       ---------- -------------  --------  ------------  ------     -------    -------    --------
REIT Fund                                 [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Equity Income Fund                        [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Growth & Income Fund                      [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

West Coast Equity Fund                    [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Mid Cap Stock Fund                        [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Growth Fund                               [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Small Cap Value Fund                      [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Small Cap Growth Fund                     [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

International Growth Fund                 [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Short Term Income Fund                    [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

U.S. Government Securities Fund           [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Income Fund                               [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

High Yield Fund                           [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

Money Market Fund                         [ ]          [ ]          [ ]         [ ]        [ ]         [ ]        [ ]        [ ]

---------
1 12b-1 fees represent service fees that are paid to the Distributor. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

FUND INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus or the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

EQUITY FUNDS

REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its net assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region, or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four state area.

      The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").

 MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (as of December 31, 2005, the S&P MidCap 400 included companies with market capitalizations ranging from [] billion to [] billion). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

      The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

      The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

      The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC, Salomon Brothers Asset Management, Inc, and OppenheimerFunds, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Value Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Value Index included companies with market capitalizations ranging from [$ ] billion to [$ ] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

SMALL CAP GROWTH FUND. The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Growth Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Growth Index included companies with market capitalizations ranging from [$ ] billion to [$ ] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock.

      The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the goal of capital appreciation.

      The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomics and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian: the "developed market team" and the "emerging market equity team". WM Advisors determines the portion of the Fund's assets to be managed by each team.

      The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

      The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.

      The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

      The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.

      The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

      The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations and repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions limited in aggregate to no more than 25% of its total net assets.

INCOME FUND. The Income Fund invests most of its assets in:

      -     fixed-income and convertible securities;

      - U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ( "GNMA "), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

      -     commercial mortgage-backed securities;

      -     obligations of U.S. banks that belong to the Federal Reserve System;

      -     preferred stocks and convertible preferred stocks;

      - the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

      -     deposits in U.S. banks.

      The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions limited in the aggregate to no more than 25% of its total net assets. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees)of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. The High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

MUNICIPAL FUNDS

      Each of the Municipal Funds invests most of its assets in fixed-income obligations issued by states, counties, cities, and other governmental bodies that generate income that is exempt from federal income tax other than the federal alternative minimum tax ("municipal obligations"). Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of a Fund to purchase sufficient amounts of tax-exempt securities.

TAX-EXEMPT BOND FUND. The Tax-Exempt Bond Fund will invest at least 80% of its assets in municipal obligations, including inverse floating rate obligations, under normal market conditions.

      The Fund specifically limits these investments to municipal bonds, municipal notes, and securities of unaffiliated tax-exempt mutual funds. The Fund also may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade securities (sometimes called "junk bonds").

      In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:

      -     U.S. government securities;

      - commercial paper rated in the highest grade by either S&P, Moody's or Fitch;

      -     obligations of U.S. banks;

      -     time or demand deposits in U.S. banks; and

      - repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

      Interest income from these investments that is distributed to you by the Fund may be taxable.

      The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 20% of its total assets in AMT-subject bonds.

      For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

CALIFORNIA MUNICIPAL FUND. The California Municipal Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of its assets will be invested in these obligations. These obligations may include AMT-subject bonds.

      The Fund will invest primarily in investment-grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations.

      The Fund may, under normal circumstances, invest up to 20% of its assets in:

      - municipal obligations that are not exempt from California personal income tax;

      -     short-term municipal obligations;

      - taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively "short-term instruments"); and

      - securities of money market mutual funds (subject to the limitations set forth under "Common Investment Practices ").

      The Fund may, for temporary defensive purposes, invest in the securities mentioned above without limitation. Also, as a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers relative to other mutual funds.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. The California Insured Intermediate Municipal Fund will invest primarily in insured intermediate-term California municipal obligations. It is a fundamental policy of the Fund that it will invest at least 80% of its assets in insured California municipal obligations (except when maintaining a temporary defensive position). Under normal market conditions, the dollar-weighted average maturity of the securities in which the Fund invests will be more than three years but less than ten years. The maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities, effective maturity is the average life of the underlying mortgage obligations) of any municipal obligation in which the Fund invests will be fifteen years.

      All of the municipal obligations in which the Fund invests, taking into account any insurance, are investment-grade securities. The Fund may invest without limitation in AMT-subject bonds.

      Under normal market conditions, the Fund may invest up to 20% of its assets in:

      -     uninsured municipal obligations;

      - municipal obligations that are not exempt from California personal income tax;

      - short-term municipal obligations and taxable cash equivalents, including short-term instruments; and

      - securities of unaffiliated money market mutual funds (subject to the limitations set forth under "Common Investment Practices").

      The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.

      In addition, the Fund may invest in inverse floating rate obligations. The Fund may engage in hedging transactions through the use of financial futures and options thereon. It may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as "hedging transactions").

      The insured municipal obligations in which the California Insured Intermediate Municipal Fund will invest and the other Municipal Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

      The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

MONEY MARKET FUND

The Money Market Fund invests only in U.S. dollar-denominated short-term money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

      - rated by at least two NRSROs, such as S&P, Fitch or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

      - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

      -     if not so rated, are determined to be of comparable quality.

      In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

      -     U.S. government securities;

      - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

      - obligations of U.S. and foreign banks with assets of more than $500 million;

      - U.S. dollar-denominated securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

      - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

      -     repurchase agreements.

      A description of the rating systems of S&P, Fitch and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Fund will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that the Fund will be able to do so.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth & Income, Growth, Income, and Tax-Exempt Bond Funds each may invest up to 35% of its total assets, and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds each may invest up to 20% of its total assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities, and will generally invest at least 80% of its assets in such securities.

      BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal, and California Insured Intermediate Municipal Funds, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Funds.

      The Short Term Income, U.S. Government Securities, Income, and High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

      Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, California Municipal, and California Insured Intermediate Municipal Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES, including MUNICIPAL OBLIGATIONS, rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, and Growth & Income Funds and the Fixed-Income Funds and Municipal Funds may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.

      The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.

      The Fixed-Income Funds may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. MUNICIPAL OBLIGATIONS purchased by the Municipal Funds may include FLOATING RATE, INVERSE FLOATING RATE and VARIABLE RATE OBLIGATIONS, including variable rate demand notes issued by industrial development authorities and other governmental entities, as well as participation interests therein. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors or the Fund's sub-advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

      Each of the REIT, Equity Income, and Growth & Income Funds, Fixed-Income Funds, and Municipal Funds may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and California Insured Intermediate Municipal Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

      These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

      Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.

      Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds, may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

      In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.

      While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers only if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

      -     fluctuations in currency exchange rates;

      -     devaluation of currencies;

      - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

      -     reduced availability of public information concerning issuers;

      - and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

      Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

      The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the United States securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund and the Municipal Funds (other than the Tax-Exempt Bond Fund) should consider the possibility of greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the Municipal Funds (other than the Tax-Exempt Bond Fund). In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the SAI for a more detailed description of these risks.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, High Yield, Tax-Exempt Bond, California Municipal, and California Insured Intermediate Municipal Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:

      - repurchase agreements with maturities greater than seven calendar days;

      -     time deposits maturing in more than seven calendar days;

      - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

      -     certain over-the-counter options, as described in the SAI;

      - certain variable rate demand notes having a demand period of more than seven calendar days; and

      - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

      Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Trusts.

      Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, Tax-Exempt Bond, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making restricted securities, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield, and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, California Municipal and California Insured Intermediate Municipal Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

      To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

      In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.

      The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

      Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition and the purchase of principal-only and interest-only securities will be limited to 5% of total assets for each Fund unless authorized by the Funds' Board of Trustees. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

      In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

      The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL OBLIGATIONS, LEASES, AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

      The California Insured Intermediate Municipal Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

      "AMT-SUBJECT BONDS" are MUNICIPAL OBLIGATIONS issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-SUBJECT BONDS is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the Municipal Funds.

      Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may invest in real estate investment trusts, known as "REITS." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITS. REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

      Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating Funds on a pro rata basis.

STAND-BY COMMITMENTS. The Municipal Funds may acquire "stand-by commitments" with respect to MUNICIPAL OBLIGATIONS held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal obligations at a specified price.

      A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

      Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Fixed-Income Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk, and management risk.

      All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:

      - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

      - to protect the Fund's unrealized gains in the value of its portfolio securities;

      -     to facilitate the sale of such securities for investment purposes;

      - to manage the effective maturity or duration of the Fund's portfolio; or

      - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

      Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.

      The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:

      - the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

      - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;

      - the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and

      - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.

      STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS, AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY BASIS. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY BASIS, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Municipal Funds may purchase municipal obligations offered on a "FORWARD COMMITMENT" basis. When-issued municipal obligations may include bonds purchased on a "when, as, and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No WHEN-ISSUED or FORWARD COMMITMENTS will be made by any Municipal Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Fund's NAV.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. With the exception of the Money Market Fund, historical portfolio turnover rates for each of the Funds are shown under "Financial Highlights" in this prospectus. WM Advisors and the sub-advisors will not consider a Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objectives and policies.

INVESTING IN THE FUNDS

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms ("Investment Representatives"). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the WM Group of Funds by contacting the Funds at 1-800-222-5852 or visiting wmgroupoffunds.com to obtain the appropriate forms.

      An investment in the WM Group of Funds may be held in various types of accounts, including individual, joint ownership, trust and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The WM Group of Funds reserves the right to refuse any order for the purchase of shares, including those by exchange.

MAKING AN INVESTMENT

      The WM Group of Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

      Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100; subsequent automatic investment amounts must be at least $100 per investment. Accounts established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Investors who have established an AIP prior to January 1, 2005, will be able to continue existing plans, however any revisions made to an AIP after January 1, 2005, will need to comply with the minimum amounts stated above.

      - Fund and share class selection(s) must be made at the time of purchase. If a Fund is not selected, Class A shares of the Money Market Fund will be purchased. If a class of shares is not selected, then Class A shares will be purchased.

      - Automatic payroll deduction plans are not subject to the minimum initial investment requirement if they meet the subsequent investment minimums on a monthly basis.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, legal street address, date of birth, Social Security number, and/or other information that will allow us to identify you. If we are unable to verify your customer information on a timely basis, we may close your account or take such other steps as we deem appropriate.

CHOOSING A SHARE CLASS

The WM Group of Funds offers Class A, B, C, R-1 and R-2 shares of the Funds. Generally, Class R-1 and R-2 shares are available for purchase only through qualified employer-sponsored retirement or benefit plans (see "Class R-1 and R-2 Shares" section for more detailed information). Sales charges may be reduced or waived as outlined in this prospectus or the SAI. Listed below are highlights of each of our share classes and information regarding sales charges and dealer re-allowances. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of purchase or reinvestment if the initial sales charge should be reduced or eliminated.

      Each Fund offers Class A, B, C, R-1, and R-2 shares, except for the Municipal Funds, which offer only Class A, B, and C shares. Each class has different costs associated with buying, redeeming and holding shares. Which class is best for you depends upon the size of your investment and how long you intend to hold the shares. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you.

CLASS A SHARES

INITIAL SALES CHARGE.

      - Initial sales charge of up to 5.50% may apply (see "Purchase of Class A Shares").

            - Initial sales charge varies based on the amount invested and the Fund selected.

            - Initial sales charge is subject to rights of accumulation and letter of intent discounts as described under "Rights of Accumulation" and "Letter of Intent."

      -     Purchases at net asset value ("NAV") (without initial sales charge):

            - No initial sales charge on purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

            - No initial sales charge on shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) within 120 days of redemption.

            - No initial sales charge will apply to purchases of Class A shares by certain individuals, groups and/or entities as follows:

                  -     Current and retired Trustees of the WM Group of Funds;

                  - Officers, directors and employees of WM Advisors and certain of its affiliates;

                  - Employees (and their spouses, domestic partners, children, step-children, grandchildren, and parents, as defined in the SAI) of companies that have entered into a selling agreement with the Distributor;

                  - Current and retired Washington Mutual employees (and their spouses, domestic partners, children, step-children, grandchildren, and parents, as defined in the SAI); and

                  - Rollovers by current or former Washington Mutual employees into IRAs involving assets from a Washington Mutual retirement plan and subsequent investments into such accounts.

                  - Participants in qualified retirement or benefit plans with total assets in excess of $5,000,000. (A minimum initial investment of $500,000 is required. The WM Group of Funds, at its sole discretion, may waive these minimum dollar requirements.)(1)

                  - Clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

      - Initial sales charge waivers or reductions are also described in the SAI and at wmgroupoffunds.com.

(1) The Distributor may pay a finders fee on purchases in qualified retirement plans invested in the Funds. Unless the dealer has waived the commission, a CDSC (as described on page [ ]) may apply: (1) for omnibus accounts, to a redemption of all shares held by the plan's participants within 18 months after the plan's initial investment in the Fund; or (2) for non-omnibus accounts, to any redemptions by a plan participant within 18 months of the plan participant's purchase of such Class A shares.

RIGHTS OF ACCUMULATION ("ROA"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV based on existing investments in the Funds. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of investment of any existing investments that should be counted towards ROA.

      Current purchases and the market value of existing investments in the WM Group of Funds, including Class A, B, C, R-1, and R-2 shares, are combined to determine the applicable sales charge.

      Purchases of Class A shares of the Money Market Fund will not be applied towards ROA if a sales charge has not been paid.

      To receive a reduced Class A sales charge, investments by an individual, his or her spouse, domestic partner, children, grandchildren (as defined in the SAI), and dependents for whom they serve as legal guardian may be aggregated for these purposes if made by them for their own accounts and/or certain other accounts, such as:

      - Trust accounts established by the above individuals. If the person(s) who established the trust is deceased, the trust may be aggregated with accounts of the primary beneficiary of the trust;

      -     Solely controlled business accounts; and

      -     Single-participant retirement accounts.

LETTER OF INTENT ("LOI"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV by entering into an LOI agreement with the WM Group of Funds. The LOI expresses the shareholder's intent to buy a stated dollar amount of any share class of the Funds (other than the Money Market Fund) or Portfolios of WM Strategic Asset Management Portfolios, LLC over a 13-month period. At the shareholder's request, the LOI may apply to shares purchased up to 90 days prior to the receipt of the LOI by the WM Group of Funds. The sales charge applicable to all Class A shares purchased under the LOI will be the sales charge that would have been applicable had the value of shares specified in the LOI been purchased simultaneously.

      - A portion of shares will be held in escrow until the LOI is completed. If the LOI is not completed, escrowed shares will be redeemed in order to pay the Distributor for the difference between the sales charge actually paid and the sales charge that would have been paid absent the LOI.

      -     Any redemption of escrow shares will invalidate the LOI.

      - An LOI is to be completed based on amounts purchased, not on current market value.

PURCHASE OF CLASS A SHARES. The offering price for Class A shares is the NAV next calculated after receipt of an investor's order in proper form by WM Group of Funds or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Distribution Plan and Additional Information Regarding Dealer Compensation."

                                                        EQUITY FUNDS
                                              SALES CHARGE                REALLOWED TO
                                                                            DEALERS
                                      PERCENTAGE       PERCENTAGE OF       PERCENTAGE
                                     OF OFFERING        NET AMOUNT        OF OFFERING
PURCHASE OF CLASS A SHARES              PRICE            INVESTED            PRICE
---------------------------------    -----------       -------------      -----------
Less than $50,000                        5.5%              5.82%             4.75%
$50,000 but less than $100,000          4.75%              4.99%             4.00%
$100,000 but less than $250,000         3.75%              3.90%             3.00%
$250,000 but less than $500,000         3.00%              3.09%             2.50%
$500,000 but less than $1,000,000       2.00%              2.04%             1.75%
$1,000,000 or more                      0.00%              0.00%             0.00%*

                                                    FIXED-INCOME FUNDS
                                          (OTHER THAN THE SHORT TERM INCOME FUND)
                                                      MUNICIPAL FUNDS
                                              SALES CHARGE                REALLOWED TO
                                                                            DEALERS
                                      PERCENTAGE       PERCENTAGE OF       PERCENTAGE
                                     OF OFFERING         NET AMOUNT       OF OFFERING
PURCHASE OF CLASS A SHARES              PRICE            INVESTED            PRICE
---------------------------------    -----------       -------------      -----------
Less than $50,000                       4.50%              4.71%             4.00%
$50,000 but less than $100,000          4.00%              4.17%             3.50%
$100,000 but less than $250,000         3.50%              3.63%             3.00%
$250,000 but less than $500,000         2.50%              2.56%             2.00%
$500,000 but less than $1,000,000       2.00%              2.04%             1.75%
$1,000,000 or more                      0.00%              0.00%             0.00%*

                                                  SHORT TERM INCOME FUND
                                              SALES CHARGE                REALLOWED TO
                                                                            DEALERS
                                      PERCENTAGE       PERCENTAGE OF       PERCENTAGE
                                     OF OFFERING        NET AMOUNT        OF OFFERING
PURCHASE OF CLASS A SHARES              PRICE            INVESTED             PRICE
---------------------------------    -----------       -------------      -----------
Less than $50,000                       3.50%              3.63%             3.00%
$50,000 but less than $100,000          3.00%              3.09%             2.50%
$100,000 but less than $250,000         2.50%              2.56%             2.00%
$250,000 but less than $500,000         2.25%              2.30%             2.00%
$500,000 but less than $1,000,000       2.00%              2.04%             1.75%
$1,000,000 or more                      0.00%              0.00%             0.00%*

-----------
* The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million; 0.50% on amounts over $3 million but less than $5 million; 0.35% on amounts over $5 million but less than $10 million; 0.25% on amounts over $10 million. Commissions are based on cumulative investments.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS A SHARES. Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under "CDSC Calculation and Waivers" in this prospectus.

CLASS B SHARES

      Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or an LOI, to purchase Class A shares.

      The WM Group of Funds seeks to prevent investments in Class B shares by shareholders with at least $100,000 of investments in the WM Group of Funds eligible for inclusion pursuant to rights of accumulation. The Funds will seek to reject such investments, except for investments by qualified retirement plans and IRAs, which will be treated as orders for Class A shares of the Money Market Fund.

      The offering price for Class B shares is the NAV next calculated after receipt of an investor's order in proper form by the WM Group of Funds or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedules below).

      - Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a CDSC.

      -     No CDSC on redemptions of Class B shares held for 6 years or longer.

      - Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.

      - After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

      - Within 120 days of a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid.

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them (3.00% for Class B shares of the Short Term Income Fund).

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of repurchase if the CDSC is to be credited in full or in part.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS B SHARES. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds (except for the Short Term Income Fund) according to the following schedule:

                                       CONTINGENT
                                     DEFERRED SALES
YEAR OF REDEMPTION AFTER PURCHASE       CHARGE(1)
---------------------------------    --------------
First                                      5.00%
Second                                     5.00%
Third                                      4.00%
Fourth                                     3.00%
Fifth                                      2.00%
Sixth and following                        0.00%

A CDSC may be applied to Class B shares of the Short Term Income Fund according to the following schedule:

                                       CONTINGENT
                                     DEFERRED SALES
YEAR OF REDEMPTION AFTER PURCHASE      CHARGE(1)
---------------------------------    --------------
First                                      4.00%
Second                                     4.00%
Third                                      3.00%
Fourth                                     2.00%
Fifth and following                        0.00%

(1) Shares purchased prior to April 1, 2003, are subject to different CDSC schedules as described in the SAI.

CLASS C SHARES

      Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or an LOI, to purchase Class A shares.

      The WM Group of Funds seeks to prevent investments in Class C shares by shareholders with at least $1,000,000 of investments in the WM Group of Funds eligible for inclusion pursuant to rights of accumulation. The Funds will seek to reject such investments, except for investments by qualified retirement plans and IRAs, which will be treated as orders for Class A shares of the Money Market Fund.

      The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by WM Group of Funds or its servicing agent, with no initial sales charge.

      - A CDSC of 1.00% may apply if withdrawn during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

      - Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

      Within 120 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares and the shareholder's account will be credited with the amount of the CDSC, if any, paid on the redemption, except that if the amount of the repurchase is less than the amount previously redeemed, a portion of the CDSC credited will be in the same ratio that the amount repurchased bears to the amount redeemed.

      The Distributor currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS C SHARES. Each new and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions and then in order of purchase.

CDSC CALCULATION AND WAIVERS

The CDSC is determined as a percentage of the NAV of the shares at the time of purchase. Shares will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then from shares that have been owned the longest.

      The CDSC may be waived for redemptions of Class A, B and C shares under any of the following circumstances:

      - Following the death of the shareholder and within 90 days of re-registration of the account (or, for a beneficiary IRA, as defined by the IRS, for redemptions made to deplete the account according to IRS requirements).

      - Following the post-purchase disability (as defined in Section 72(m)(7) of the Code) of a shareholder.

      - In connection with the Required Minimum Distribution ("RMD") from an IRA or other qualified retirement account made to a shareholder who is age 70 1/2 or older. The waiver is limited to the minimum amount of CDSC that would apply to Fund shares necessary to be redeemed in order to equal the account owner's RMD based solely on Class B or C share assets of the Funds held in the account.

      - According to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

      - In connection with the involuntary redemption of a shareholder's account by a Fund.

      Additional information relating to waivers is contained in the SAI. The Funds make sales charge information, including hyperlinks, available free of charge at wmgroupoffunds.com.

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds, at the time of redemption, and to provide additional documentation as required to substantiate qualification for waiver whenever the shareholder is entitled to a CDSC waiver.

CLASS R-1 AND R-2 SHARES

      Class R-1 and R-2 shares are generally available only to 401(k) plans (including solo 401(k) plans), 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R-1 and R-2 shares are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the WM Group of Funds. Class R-1 and R-2 shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans ("SEPS"), Salary-Reduction Simplified Employee Pension Plans ("SAR-SEPS"), SIMPLE IRAs, or individual 403(b) plans. Prospective shareholders should consult their Investment Representative or retirement plan administrator to determine if Class R-1 and R-2 shares may be purchased under their respective retirement plan.

      Class R-1 shares are generally available through retirement plans with assets less than or equal to $1,000,000. Class R-2 shares are generally available through retirement plans with assets in excess of $1,000,000 but less than or equal to $5,000,000. Retirement plans with assets in excess of $5,000,000 may purchase Class A shares at NAV without a sales charge. WM
Funds Distributor, Inc., in its sole discretion, may permit purchases of Class R-1 or R-2 shares by retirement plans that do not meet these asset-based requirements.

      The offering price for Class R-1 and R-2 shares is the NAV next calculated after receipt of an investor's order in proper form by WM Group of Funds. Class R-1 and R-2 shares are not subject to a front-end sales charge or CDSC.

      - Class R-1 shares have higher annual expenses than Class R-2 shares because they are subject to higher distribution fees.

      - Unlike Class B shares, Class R-1 and R-2 shares do not convert to Class A shares, so future distribution and service fees do not decrease.

      - Class R-1 and R-2 shares have higher annual expenses than Class A shares because they are subject to higher distribution and plan recordkeeping/administration fees.

REDEMPTIONS AND EXCHANGES OF SHARES

REDEMPTIONS. Shareholders may contact their Investment Representative or the WM Group of Funds to redeem their shares. Redemptions are effected at the NAV next calculated after receipt, by the WM Group of Funds or its agent, of a properly completed request, less any applicable CDSC.

      Shares that are registered in the shareholder's name with the transfer agent may be redeemed at any time in the following ways:

      - Shareholders may authorize telephone or Internet transactions* when their account is established or in writing at a later time. Provided the shareholder has pre-authorized these transactions, shares may be redeemed by contacting the WM Group of Funds at 800-222-5852. Telephone transaction privileges may be restricted and generally, redemptions will not be allowed for amounts totaling more than $50,000 per Fund per day.

      - The Investment Representative may request telephone or Internet transactions* on the shareholder's behalf. Proceeds must be directed to a pre-authorized bank or brokerage account or to the address of record for the account. Investment Representatives may request redemptions in excess of the $50,000 per Fund per day limit.

      - Shareholders may redeem shares by submitting a written request to the WM Group of Funds. Written requests, including requests for redemptions exceeding $50,000, redemptions due to death, and redemptions payable to an alternate payee, address or bank, may require a Medallion Signature Guarantee. Please contact the WM Group of Funds for additional information.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders or their Investment Representatives may initiate systematic withdrawals by telephone or in writing. Requirements to establish and maintain a systematic withdrawal plan are as follows.

      - $5,000 minimum balance in the applicable Fund at the time the systematic withdrawal plan is established. **

      -     Automatic cash redemptions of at least $50.***

      - Shares of the applicable Fund will be redeemed to provide the requested payment.

      - Redemptions that exceed dividend income and capital gains may eventually exhaust the account.

EXCHANGES. Shareholders may contact their Investment Representative or the WM Group of Funds to exchange or arrange for automatic monthly exchanges of their shares. Shareholders may exchange shares of any of the Funds for shares of the same class of any of the other Funds in the WM Group of Funds or any of the Portfolios within the WM Strategic Asset Management Portfolios, LLC. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

      - All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in the shareholder's state of residence.

      - Exchanges are made at the relative NAVs of the shares being exchanged next determined after receipt of a properly completed exchange request.

      - No additional sales charge will be incurred when exchanging shares, except that Class A shares exchanged from the Money Market Fund will be subject to the acquired Fund's sales charge unless the shares exchanged had previously been obtained by exchange of shares of a Fund that imposes an initial charge on Class A shares.

      - Any CDSC on the subsequent sale of shares acquired by exchange will be based on the CDSC schedule of the Fund in which the shares were initially purchased.

      - Class A shares of the Money Market Fund may be exchanged for Class B or C shares of a Fund. Following such an exchange, the shares will be subject to the CDSC schedule applicable to the Class B or Class C shares purchased. Also, it may be disadvantageous to exchange Class A shares of the Money Market Fund for Class B or C shares of another Fund, where the Class A shares were originally subject to an initial sales charge.

      - Class B or C shares of the Funds may not be exchanged for Class A shares of another Fund.

      - Class R-1 or R-2 shares of the Funds may not be exchanged for Class A, B, or C shares of another Fund.

* Note: The WM Group of Funds' telephone representatives are available Monday-Friday, 8:00 a.m.-9:00 p.m. (Eastern Time) to assist both Investment Representatives and shareholders. During holidays or days when the NYSE closes early, the offices of the Funds may be closed or may close early as well. The Funds also maintain a voice response unit ( "VRU "), which provides account access 24 hours a day. It may be difficult to reach the WM Group of Funds by telephone during periods of unusual economic or market activity. Please be persistent during these times. For your protection, all telephone instructions are verified by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. If these or other reasonable procedures are used, neither the transfer agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the transfer agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if they fail to follow reasonable procedures.

** The minimum balance and minimum dollar requirement is waived for IRA or other qualified retirement accounts to the extent necessary to meet a Required Minimum Distribution as defined by the Internal Revenue Service.

*** Note: Exceptions may apply. Please contact the WM Group of Funds for additional information.

REDEMPTION/EXCHANGE FEE -- INTERNATIONAL GROWTH FUND. Shares of the International Growth Fund that are redeemed or exchanged within 90 days of their purchase will be subject to a 2.00% redemption fee on the proceeds (in addition to any applicable CDSC) (with respect to Class B and C shares, the redemption fee applies only to shares purchased on or after March 1, 2005). The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable, it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected. The redemption fee does not apply to shares acquired through reinvestment of dividends, distributions, and redemption proceeds, and to investments made by WM Strategic Asset Management Portfolios, LLC. The redemption fee may be waived by the Funds' chief compliance officer upon a determination that the redemption did not harm the Fund.

MARKET TIMING. The Funds are not intended for "market timing" or other forms of abusive short-term trading. If the Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Funds' net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Fund's net asset value per share for long-term investors.

      Frequent traders wishing to engage in market timing should not purchase the Funds. The Trusts' Boards of Trustees has adopted policies and procedures intended to discourage market timing with respect to each Fund other than the Money Market Fund. The procedures include the use of "fair value" pricing, redemption fees and the refusal of purchase transactions. These procedures are applied uniformly, although the redemption fee does not apply to shares acquired through reinvestment of dividends, distributions, and redemption proceeds, and to investments made by WM Strategic Asset Management Portfolios, LLC. The redemption fee may be waived by the Funds' chief compliance officer upon a determination that the redemption did not harm the Fund. Fair value pricing is applied when reliable market quotations are not readily available including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The International Growth Fund currently charges a 2.00% redemption fee for redemptions within 90 days of the purchase date. The Funds' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Funds reserve the right to reject any purchases, including purchases by exchange.

      Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Fund other than the Money Market Fund, which is intended for short-term investment horizons, there is no assurance that short-term trading will not occur. In addition, the Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds disclose their month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' SAI and at wmgroupoffunds.com.

DISTRIBUTION PLAN, PLAN RECORDKEEPING/ADMINISTRATION FEES, AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

Each of the Funds has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to each share class described in this prospectus (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a distribution fee as compensation in connection with the offering and sale of Class B, C, R-1 and R-2 shares. The distribution fee for Class B and C shares is paid to the Distributor at annual rates of 0.75% of the average daily net assets of such shares. The distribution fee for Class R-1 and R-2 shares is paid to the Distributor at annual rates of 0.55% and 0.30%, respectively, of the average daily net assets of such shares. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The amounts payable by the Funds under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. These fees are not paid until after such shares have been held for three months (for Class A shares) or thirteen months (for Class B and C shares) and the average daily net assets of all shares for which such dealer is the dealer of record is at least $100,000.

Distribution Fees. The proceeds from the distribution fees paid by Class B, C, R-1 and R-2 shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Plan Recordkeeping/administration Fees. Class R-1 and R-2 shares may be purchased through retirement plans only. Class R-1 and R-2 shares are subject to a Plan Recordkeeping/administration Fee at an annual rate of 0.25% of the average daily net assets. This fee is paid to the Distributor for services provided to retirement plans investing in Class R-1 and R-2 shares and their participants. Typically, the Distributor sub-contracts with plan recordkeepers and administrators for such services. A portion of this fee may be retained by the Distributor for additional service support and related expenses. Plan fiduciaries may wish to consider the fees paid by the Distributor for such services in evaluating the services provided by, and fees paid to, plan recordkeepers and administrators.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

COMMISSIONS AND ONGOING PAYMENTS. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may also pay these financial intermediaries a fee of up to 1.00% on purchases of $1,000,000 or more. Please see page [] for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

      In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4% of your investment (3% for Class B shares of the Short Term Income Fund). Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

      In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

      In the case of Class R-1 and R-2 shares, the Distributor will not pay a commission to your financial intermediary at the time of your investment. However, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at annual rates of 0.75% and 0.50% of average daily net assets attributable to your investment in Class R-1 or R-2 shares, respectively.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed
(a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

      For 2005, the Distributor's total additional payments to these firms for distribution services related to the WM Group of Funds represented approximately [%] of the average daily net assets of the WM Group of Funds, or approximately [] million.

      A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the WM Group of Funds on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Funds and related investor services.

      Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges and general marketing expenses.

      IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR INVESTMENT REPRESENTATIVE OR HIS OR HER FINANCIAL INTERMEDIARY RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

      Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor, WM Advisors and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

      As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation             Merrill Lynch, Pierce, Fenner & Smith
Advest, Inc.                              Inc.
A.G. Edwards & Sons, Inc.                 M.L. Stern & Co.
AIG Advisors, Inc.                        Morgan Stanley Dean Witter, Inc.
American Portfolios Financial Services,   Mutual Service Corporation
Inc.                                      National Planning Corporation
Associated Financial Group
Associated Securities Corp.               NFP Securities, Inc.
AXA Advisors, LLC                         Oppenheimer & Co., Inc.
Cadaret, Grant & Co., Inc.                Pacific Select Distributors, Inc.
Charles Schwab & Co., Inc.                Piper Jaffray & Co.
Citigroup Global Markets, Inc.            ProEquities, Inc.
Commonwealth Financial Network            Prospera Financial Services, Inc.
Farmers Financial Solutions, LLC          Prudential Investment Management
FFP Securities, Inc.                      Services, LLC
FSC Securities Corporation                Raymond James Financial Services, Inc.
G.A. Repple & Company                     RBC Dain Rauscher, Inc.
H. Beck, Inc.                             Royal Alliance Associates, Inc.
INVEST Financial Corporation              Securities America, Inc.
Investacorp, Inc.                         Sentra Securities Corp./Spelman and
Investment Advisors & Consultants, Inc.   Co., Inc.
Investment Centers of America, Inc.       SII Investments, Inc.
Janney Montgomery Scott, LLC              Sorrento Pacific Financial, LLC
Jefferson Pilot Securities Corporation    SunAmerica Securities, Inc.
Linsco/Private Ledger Corp.               Triad Advisors, Inc.
McDonald Investments, Inc.                UBS Financial Services, Inc.
                                          Wachovia Securities, LLC
                                          WM Financial Services, Inc.
                                          United Planners' Financial Services
                                          of America
                                          Waterstone Financial Group, Inc.

      To obtain a current list of such firms, call 1-800-222-5852.

      Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Funds have adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.

      Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions he or she charges.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES. WM Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

      Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for individual investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. WM Shareholder Services, Inc. pays these financial intermediaries fees for sub-transfer agency and related recordkeeping services in amounts generally ranging from $3 to $6 per customer Fund account per annum and, as of the date of this prospectus, no intermediary receives more than $12 per customer Fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the Funds, may be paid up to 0.25% per annum of the average daily net assets held in the plan by WM Shareholder Services, Inc. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor as discussed in the prior section for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      THE AMOUNTS PAID TO FINANCIAL INTERMEDIARIES AND PLAN RECORDKEEPERS FOR SUB-TRANSFER AGENCY AND RECORDKEEPING SERVICES, AND THEIR RELATED SERVICE REQUIREMENTS, MAY VARY ACROSS FUND GROUPS AND SHARE CLASSES. THIS MAY CREATE INCENTIVE FOR FINANCIAL INTERMEDIARIES AND THEIR INVESTMENT REPRESENTATIVES TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER OR ONE CLASS OF SHARES OVER ANOTHER.

OTHER POLICIES AND PRACTICES OF THE WM GROUP OF FUNDS

CHECK WRITING PRIVILEGE. The WM Group of Funds offers a check writing privilege, as discussed below.

      -     Available only for Class A shares of the Money Market Fund.

      -     A $250 per check minimum applies.

      - The WM Group of Funds may charge a fee for checks presented for an amount in excess of the then-current value of the money market shares held in the account. In addition, the shareholder may be subject to fees and charges by the payee of the check. The Funds are not responsible for these fees and charges.

      - A shareholder's failure to maintain a balance in his or her account sufficient to meet obligations (checks written) may result in the revocation of the check writing privilege and/or account closure.

DISTRIBUTION OF INCOME AND CAPITAL GAINS. The Funds distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income, qualified dividend income, and distributions of net realized long-and short-term capital gains payable to shareholders will be determined separately for each Fund. For more information, please see the section entitled "Tax Considerations" in this prospectus.

      - Dividends from the net investment income of the Fixed-Income, Municipal, and Money Market Funds will normally be declared daily and paid monthly.

      - Dividends from the net investment income of the Equity Income and REIT Funds will normally be declared and paid quarterly.

      - Dividends from the net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds will normally be declared and paid annually.

      - Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

      - The Funds distribute net realized capital gains, if any, at least annually, normally in December.

      Dividends and capital gain distributions may be reinvested or paid directly to the shareholder; however, the Funds will automatically reinvest dividends or distributions of $10 or less. Automatic reinvestments of dividends and capital gain distributions are made at the NAV determined on the day the dividends or distributions are deducted from the Fund's NAV. Shareholders may indicate their choice at the time of account establishment or at a later time by contacting their Investment Representative or the Funds' offices. Options include:

      - Automatic reinvestment: Unless the shareholder chooses another option, all dividends and capital gain distributions are reinvested in additional shares of the same class of the Fund, without an initial sales charge or being subject to a CDSC.

      - Reinvestment in another fund: Income dividends and capital gain distributions may be automatically invested in the same class of shares of another fund, provided that fund is available for sale in the shareholder's state of residence AND THE MINIMUM INITIAL INVESTMENT IS MET.

      - Cash payments: All dividends and capital gain distributions will be deposited in the shareholder's pre-authorized bank account or paid by check and mailed to the address of record.

MEDALLION SIGNATURE GUARANTEE. For the protection of our shareholders, the WM Group of Funds requires the Medallion Signature Guarantee on certain requests and documents. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program 2000 New Technology (STAMP/2000), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Medallion Signature Guarantees from financial institutions that do not participate in one of these programs or that use pre-STAMP 2000 Medallion will not be accepted. Contact the WM Group of Funds for more information.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless the shareholder recently purchased shares by check or Automated Clearing House ("ACH") transfer. In that case, redemption proceeds may be delayed up to 10 business days after the purchase transaction to allow for the collection of funds. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or ACH transfer to the shareholder's address or bank account of record, without charge. Redemption proceeds sent via overnight service or wire may be subject to a fee (and the receiving institution may also charge a fee to receive a wire transmission).

SMALL ACCOUNTS. It is costly to maintain small accounts. Accordingly, the Funds reserve the right to close or impose a fee on accounts below the minimum initial investment of $1,000. The fees would be deducted from the account and would be retained by the respective Fund. Alternatively, an account may be closed after 60 days written notice. Accounts will not be closed if they fall below the minimum amount solely because of declines in market value. Shares would be redeemed at the next calculated NAV, less any applicable CDSC, on the day the fee is charged or the account is closed.

DUPLICATE MAILINGS. To reduce expenses to the Funds, the WM Group of Funds attempts to eliminate duplicate mailings to the same address. The Funds deliver a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. These documents, such as prospectuses, shareholder reports, and annual privacy notices, will be delivered in this manner indefinitely unless the shareholder instructs the WM Group of Funds otherwise. Shareholders or their Investment Representatives may request multiple copies of documents by contacting the WM Group of Funds at 800-222-5852.

TAX CONSIDERATIONS

      Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

      Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains.

      A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

      Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid "back-up" withholding, which is currently imposed at a rate of 28%.

      Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

      Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

      Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the International Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

      Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.


ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE MUNICIPAL FUNDS. Distributions designated as "exempt-interest dividends" by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS. A portion of the dividends paid by the California Municipal and California Insured Intermediate Municipal Funds will be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in these Funds.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

HOW NET ASSET VALUE IS DETERMINED

      Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.

      In addition, the Funds have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Funds.

MANAGEMENT OF THE FUNDS

      The Funds are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth, International Growth, Tax-Exempt Bond, California Municipal, and California Insured Intermediate Municipal Funds to sub-advisors. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.

      WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. In connection with its service as investment advisor to each Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

      WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

      The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated and are responsible for continuously reviewing, supervising, and administering those Fund's respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the INTERNATIONAL GROWTH FUND. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately [] billion as of December 31, 2005.

SALOMON BROTHERS ASSET MANAGEMENT, INC ("Salomon"), 399 Park Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Legg Mason, Inc. and acts as one of the three sub-advisors to the GROWTH FUND. Salomon was established in 1987 and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, Salomon had approximately [$ ] billion in assets under management.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the GROWTH FUND. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately [$ ] billion.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the GROWTH FUND. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than [$ ] billion in assets as of December 31, 2005, including Oppenheimer funds with more than [7] million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

VAN KAMPEN ASSET MANAGEMENT ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, acts as sub-advisor to the CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, and TAX-EXEMPT BOND FUNDS. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of December 31, 2005, of approximately [$ ]billion.

DELAWARE MANAGEMENT COMPANY ("Delaware"), 2005 Market Street, Philadelphia, Pennsylvania 19103 , acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Delaware is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of September 30, 2005, DMH and its subsidiaries had approximately $107.6 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.

OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis"), 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Oberweis is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately [$ ] million in assets under management.

FUND MANAGERS

      WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

GARY J. POKRZYWINSKI, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Fixed-Income Funds and has been primarily responsible for the day-to-day management of the HIGH YIELD FUND since April 1998. He has been responsible for co-managing the INCOME FUND with John Friedl since March 2005. Between 1992 and March 2005 he was primarily responsible for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by WM Advisors since July 1992.

STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WM Advisors, has had primary responsibility for the day-to-day management of the GROWTH & INCOME FUND since March 2003. From March 2005 to April 2005 he also co-managed the Small Cap Growth Fund with Dave W. Simpson. Previously, he co-managed the Growth & Income Fund from January 2000 to March 2003. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. from 1985 to 1999.

DANIEL R. COLEMAN, Vice President, Head of Equity Research and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Coleman has had primary responsibility for the day-to-day management of the MID CAP STOCK FUND since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.

PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the WEST COAST EQUITY FUND since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors from 1991 until 1999.

JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the INCOME FUND with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at WM Advisors since August 1998.

DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the SMALL CAP VALUE FUND and REIT FUND since March 2004 and August 2005, respectively. Previously, he co-managed the Small Cap Growth Fund with Stephen Q. Spencer from March 2005 to April 2005. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.

CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the SHORT TERM INCOME and U.S. GOVERNMENT SECURITIES FUNDS since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the EQUITY INCOME FUND since October 2005. Prior to joining WM Advisors in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From

December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where was a principal and director of the firm.

CAPITAL GUARDIAN has been sub-advisor for the INTERNATIONAL GROWTH FUND since June 1999. Effective March 1, 2006, there will be two separate investment management teams of Capital Guardian, the existing "developed market team" and the new "emerging market equity team" that will share in the investment management of the International Growth Fund. For the "developed market team", Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: DAVID I. FISHER, ARTHUR J. GROMADZKI, RICHARD
N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M. N. MANT. MR. FISHER is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1969. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President, Vice Chairman and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Senior Vice President of Emerging Markets Growth Fund. MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K.
(CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He holds the Chartered Financial Analyst designation. MR. MANT is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited and has been with the organization since 1990.

      For the "emerging market equity team", Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: OSMAN
Y. AKIMAN, CHRISTOPHER CHOE, DAVID I. FISHER, VICTOR D. KOHN, NANCY J. KYLE, LUIS FREITAS DE OLIVEIRA AND SHAW B. WAGENER. Note that MR. FISHER and MS. KYLE are also members of the developed market team and their experience is noted above. MR. AKIMAN is Director of Capital International Research Inc. and Vice President of Capital International Ltd. with Portfolio Management responsibilities in Global Emerging Markets and Asia Pacific ex. Japan mandates and has been employed by the organization since 1994. MR. CHOE is Senior Vice President and portfolio manager of Capital International, Inc. and has been employed by the organization since 1990. MR. KOHN, a member of the organization since 1986, is President of Capital International, Inc., a Senior Vice President and a Director of Capital International Research, Inc., Chairman of Capital International, Inc.'s Emerging Markets Investment Committee, and an emerging markets equity portfolio manager. He is also an Executive Vice President of Capital International, Inc.'s Emerging Markets Growth Fund and he holds the Chartered Financial Analyst designation. MR. DE OLIVEIRA is Senior Vice President and Director of Capital International S.A. A member of the organization since 1994, he also serves on the board of several of Capital International's Luxembourg-based mutual funds. MR. WAGENER is Chairman of Capital International, Inc. (CII), a Senior Vice President and Director of Capital Group International, Inc. (CGII), and serves as a Director of Capital Guardian Trust Company (CGTC), and The Capital Group Companies, Inc. (CGC). He is an emerging markets equity portfolio manager and the Vice Chairman of the Investment Committee for emerging markets. He also is on

Capital International, Inc.'s Private Equity Investment Committee. Mr. Wagener joined the organization in 1981 and has also served as the head of equity trading for Capital Research and Management Company and he holds the Chartered Financial Analyst designation.

ALAN BLAKE, CFA, Managing Director and Senior Portfolio Manager of Salomon, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND's portfolio managed by Salomon since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by Salomon since August 1991.

E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.

WILLIAM L. WILBY, CFA, and MARC L. BAYLIN, CFA, are the co-portfolio managers of the portion of the GROWTH FUND's portfolio managed by Oppenheimer and are principally responsible for the day-to-day management of that portion's investments. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer and Director of Equities of Oppenheimer since July 2004. Mr. Wilby was Director of International Equities of Oppenheimer from May 2000 through July 2004.

Mr. Baylin is a Vice President of Oppenheimer and a member of the Growth Equity Investment Team. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Messrs. Wilby and Baylin are portfolio managers of other Oppenheimer funds.

JOSEPH A. PIRARO, Executive Director of Van Kampen, has had primary responsibility for the day-to-day management of the CALIFORNIA MUNICIPAL FUND since May 1992. Mr. Piraro has also had primary responsibility for the day-to-day management of the CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND since the Fund's inception in April 1994. Mr. Piraro has been employed by Van Kampen since 1992.

THOMAS M. BYRON, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the TAX-EXEMPT BOND FUND since January 1999. Mr. Byron has been at Van Kampen since 1981 and, prior to taking over responsibility for managing the Fund, Mr. Byron was Head Buyer and Manager of Van Kampen's Unit Investment Trust desk.

JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the SMALL CAP GROWTH FUND's assets managed by Oberweis. He specializes exclusively in managing portfolios of high-growth small-cap companies. Mr. Oberweis has been Director since 2003, President since 2001, and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.

MARSHALL T. BASSETT has primary responsibility for making day-to-day investment decisions of the portion of the SMALL CAP GROWTH Fund's portfolio that is managed by Delaware. When making decisions, Mr. Bassett regularly consults with STEVEN G. CATRICKS, BARRY S. GLADSTEIN, CHRISTOPHER M. HOLLAND, STEVEN T. LAMPE, MATTHEW TODOROW, RUDY D. TORRIJOS III and LORI P. WACHS. MR. BASSETT assumed responsibility for the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware in April 2005. Mr. Bassett, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. MR. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. MR. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. MR. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. MR. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. MR.

TODOROW, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Prior to that, Mr. Todorow served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. MR. TORRIJOS, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. MS. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                                  FEES PAID AS A
                                                    PERCENTAGE
FUND                                               OF NET ASSETS
----------------------------------------------    --------------
REIT Fund                                              [ ]
Equity Income Fund                                     [ ]
Growth & Income Fund                                   [ ]
West Coast Equity Fund                                 [ ]
Mid Cap Stock Fund                                     [ ]
Growth Fund                                            [ ]    *
Small Cap Value Fund                                   [ ]
Small Cap Growth Fund                                  [ ]
International Growth Fund                              [ ]    *
Short Term Income Fund                                 [ ]
U.S. Government Securities Fund                        [ ]
Income Fund                                            [ ]
High Yield Fund                                        [ ]
Tax-Exempt Bond Fund                                   [ ]    *
California Municipal Fund                              [ ]    *
California Insured Intermediate Municipal Fund         [ ]    *
Money Market Fund                                      [ ]

------------
*     Including amounts paid to sub-advisor(s).

A discussion of the material factors considered by the Trustees of the Trusts in approving investment advisory contract(s) for each Fund is available in the Fund's most recent Annual or Semiannual report to shareholders (for periods ending October 31 and April 30, respectively).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or, in the case of a newer Fund or Class, since the inception of the Fund or Class). Performance information is provided for all share classes except Class R-1 and R-2 shares, which were not offered prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Funds' financial statements, are included in their Annual Report to Shareholders, which is available upon request.

                     [FINANCIAL INFORMATION TO BE PROVIDED]

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

-   A -- High credit quality. A ratings denote a low expectation of credit risk.

The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Funds. The SAI and the Report of Independent Registered Public Accounting Firm along with the financial statements, included in the Funds' most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 1-800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-00123
Money Market Fund
U.S. Government Securities Fund
Income Fund
High Yield Fund
Tax-Exempt Bond Fund
REIT Fund
Equity Income Fund
Growth & Income Fund
Mid Cap Stock Fund
West Coast Equity Fund
Small Cap Value Fund

FILE NO. 811-05775
Short Term Income Fund
California Municipal Fund
California Insured Intermediate Municipal Fund
Growth Fund
Small Cap Growth Fund
International Growth Fund

                                WM GROUP OF FUNDS

                                   PROSPECTUS

                                  MARCH 1, 2006

                      STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                           - Flexible Income Portfolio

                           - Conservative Balanced Portfolio

                           - Balanced Portfolio

                           - Conservative Growth Portfolio

                           - Strategic Growth Portfolio

                                MONEY MARKET FUND

                         The WM Group of Funds provides
                    a broad selection of investment choices.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

 TABLE OF CONTENTS

                                                                                        PAGE
Risk/Return Summary

      Flexible Income Portfolio

      Conservative Balanced Portfolio

      Balanced Portfolio

      Conservative Growth Portfolio

      Strategic Growth Portfolio

      Money Market Fund

Summary of Principal Risks

      Principal Risks by Fund

Fees and Expenses of the Portfolios and the Money Market Fund

Estimated Aggregate Portfolio Expenses

Portfolio and Fund Investment Strategies and Risks

      Strategic Asset Management Portfolios

      Equity Funds

      Fixed-Income Funds

      Money Market Fund

Common Investment Practices

Investing in the Portfolios and the Money Market Fund

Choosing a Share Class

      CDSC Calculation and Waivers

      Redemptions and Exchanges of Shares

Distribution Plan, Plan Recordkeeping/Administration and Additional
Information Regarding Intermediary Compensation

Other Policies and Practices of the WM Group of Funds

Tax Considerations

How Net Asset Value Is Determined

Management of the Portfolios

      Portfolio Managers

Management Fees

Financial Highlights

Appendix A

RISK/RETURN SUMMARY

The WM Group of Funds provides a broad selection of investment choices, including asset allocation strategies available through the WM Strategic Asset Management Portfolios, LLC (the "Trust"). The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio", collectively the "Portfolios") invest principally in shares of the Equity Funds and Fixed-Income Funds, as defined below, and the Money Market Fund (each a "Fund", collectively the "Funds"). For more information about the Funds, call the WM Group of Funds at 1-800-222-5852 to receive a prospectus. The "Equity Funds" include the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds. The "Fixed-Income Funds" include the Short Term Income, U.S. Government Securities, Income, and High Yield Funds.

This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio and the Money Market Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and the Money Market Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and the Money Market Fund, please see the Statement of Additional Information (the "SAI").

STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about each of the Portfolios and the Money Market Fund, but there are some general principles WM Advisors, Inc. ("WM Advisors") applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, WM Advisors will generally consider, among other things, the following factors:

Federal Reserve monetary policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market returns
Inventories
Investor psychology
Technology trends
Risk/return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative values
Productivity growth
Asset class correlations
Business activity
Performance attribution by allocation and sector

The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and the Money Market Fund and their related risks before you invest.

PERFORMANCE

Below the description of each Portfolio and the Money Market Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten years (or for the life of the Portfolio if it has been in operation for less than ten years). The bar chart is intended to provide some indication of the volatility of the Portfolio's and Money

Market Fund's returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Portfolio or class compare to returns of one or more broad-based securities market indices for the last one, five and ten years (or, in the case of a newer Portfolio or class, since the inception of the Portfolio or class). Performance shown in the table reflects the maximum applicable sales charge, but performance shown in the bar chart does not reflect any sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that any Portfolio or the Money Market Fund will achieve its investment objective. It is possible to lose money by investing in the Portfolios or the Money Market Fund. An investment in a Portfolio or the Money Market Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, and Small Cap Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

YEAR            ANNUAL RETURN
1997               10.25%
1998                9.24%
1999                8.64%
2000                5.10%
2001                4.33%
2002                1.03%
2003               12.08%
2004                5.73%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was - [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                             SINCE      SINCE CLASS C
                                                                                           INCEPTION      INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS    (7/25/96)     (3/1/02)
-----------------------------------                          -----------    ------------   ----------   -------------
CLASS A SHARES
   Before Taxes                                                  [ ]           [ ]             [ ]           N/A
   After Taxes on Distributions(2)                               [ ]           [ ]             [ ]           N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]           [ ]             [ ]           N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]           [ ]             [ ]           N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]           N/A             N/A           [ ]
LEHMAN BROTHERS AGGREGATE BOND INDEX(3)                          [ ]           [ ]             [ ]           [ ]
S&P 500(4)                                                       [ ]           [ ]             [ ]           [ ]
CAPITAL MARKET BENCHMARK(5)                                      [ ]           [ ]             [ ]           [ ]

(1) The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(4) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(5) The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

YEAR            ANNUAL RETURN
1997               8.29%
1998               5.28%
1999               1.97%
2000               3.97%
2001               2.20%
2002              -2.98%
2003              15.98%
2004               7.38%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                             SINCE      SINCE CLASS C
                                                                                           INCEPTION      INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS   (7/25/96)      (3/1/02)
-----------------------------------                          -----------    ------------   ---------    -------------
CLASS A SHARES
   Before Taxes                                                   [ ]            [ ]          [ ]             N/A
   After Taxes on Distributions(2)                                [ ]            [ ]          [ ]             N/A
   After Taxes on Distributions and Sale of Fund Shares(2)        [ ]            [ ]          [ ]             N/A
CLASS B SHARES (BEFORE TAXES)                                     [ ]            [ ]          [ ]             N/A
CLASS C SHARES (BEFORE TAXES)                                     [ ]            N/A          N/A             [ ]
LEHMAN BROTHERS AGGREGATE BOND INDEX(3)                           [ ]            [ ]          [ ]             [ ]
S&P 500(4)                                                        [ ]            [ ]          [ ]             [ ]
CAPITAL MARKET BENCHMARK(5)                                       [ ]            [ ]          [ ]             [ ]

(1) Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance between 1996 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(4) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(5) The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

BALANCED PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

YEAR                ANNUAL RETURN
----                -------------
1997                    10.22%
1998                    16.27%
1999                    26.97%
2000                     0.13%
2001                    -0.51%
2002                    -9.41%
2003                    21.34%
2004                     9.23%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                             SINCE      SINCE CLASS C
                                                                                           INCEPTION      INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS   (7/25/96)      (3/1/02)
-----------------------------------                          -----------    ------------   ---------    -------------
CLASS A SHARES
   Before Taxes                                                  [ ]            [ ]           [ ]            N/A
   After Taxes on Distributions(2)                               [ ]            [ ]           [ ]            N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]            [ ]           [ ]            N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]            [ ]           [ ]            N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]            N/A           N/A            [ ]
LEHMAN BROTHERS AGGREGATE BOND INDEX(3)                          [ ]            [ ]           [ ]            [ ]
S&P 500(4)                                                       [ ]            [ ]           [ ]            [ ]
CAPITAL MARKET BENCHMARK(5)                                      [ ]            [ ]           [ ]            [ ]

(1) The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one class offered by this prospectus. After-tax returns for other classes will vary.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(4) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(5) The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

YEAR                ANNUAL RETURN
1997                    8.65%
1998                   18.82%
1999                   40.28%
2000                   -2.96%
2001                   -4.20%
2002                  -15.70%
2003                   26.97%
2004                   10.88%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarters ended [] and []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                             SINCE      SINCE CLASS C
                                                                                           INCEPTION      INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS   (7/25/96)      (3/1/02)
-----------------------------------                          -----------    ------------   ---------    -------------
CLASS A SHARES
   Before Taxes                                                  [ ]            [ ]           [ ]            N/A
   After Taxes on Distributions(2)                               [ ]            [ ]           [ ]            N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]            [ ]           [ ]            N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]            [ ]           [ ]            N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]            N/A           N/A            [ ]
LEHMAN BROTHERS AGGREGATE BOND INDEX(3)                          [ ]            [ ]           [ ]            [ ]
S&P 500(4)                                                       [ ]            [ ]           [ ]            [ ]
CAPITAL MARKET BENCHMARK(5)                                      [ ]            [ ]           [ ]            [ ]

(1) The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(4) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(5) The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the Short Term Income, High Yield, and Money Market Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class A Shares)1

YEAR                ANNUAL RETURN
1997                    12.38%
1998                    22.63%
1999                    44.48%
2000                    -4.43%
2001                    -6.69%
2002                   -20.85%
2003                    31.27%
2004                    11.92%
2005

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Sales Charge)(1)

                                                                                             SINCE      SINCE CLASS C
                                                                                           INCEPTION      INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS   (7/25/96)      (3/1/02)
-----------------------------------                          -----------    ------------   ---------    -------------
CLASS A SHARES
   Before Taxes                                                  [ ]            [ ]           [ ]           N/A
   After Taxes on Distributions(2)                               [ ]            [ ]           [ ]           N/A
   After Taxes on Distributions and Sale of Fund Shares(2)       [ ]            [ ]           [ ]           N/A
CLASS B SHARES (BEFORE TAXES)                                    [ ]            [ ]           [ ]           N/A
CLASS C SHARES (BEFORE TAXES)                                    [ ]            N/A           N/A           [ ]
S&P 500(3)                                                       [ ]            [ ]           [ ]           [ ]
RUSSELL 3000(R) INDEX(4)                                         [ ]            [ ]           [ ]           [ ]

(1) The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one share class offered by this prospectus. After-tax returns for other share classes will vary.

(3) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(4) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MONEY MARKET FUND

OBJECTIVE: This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

-   Market Risk           -   Credit Risk        -   Foreign Investment Risk
-   Liquidity Risk        -   Management Risk    -   Money Market Risk
-   Fund-of-Funds Risk    -   Leveraging Risk

CALENDAR YEAR TOTAL RETURNS (Class A Shares)(1)

YEAR                  ANNUAL RETURN
1996                     4.88%
1997                     5.04%
1998                     5.00%
1999                     4.56%
2000                     6.01%
2001                     3.65%
2002                     1.31%
2003                     0.70%
2004                     0.88%
2005                     [  ]

During the periods shown above, the highest quarterly return was [%] (for the quarter ended []) and the lowest was [%] (for the quarter ended []).

AVERAGE ANNUAL TOTAL RETURNS (with Maximum Contingent Deferred Sales Charges)(1)

                                                                                                            SINCE CLASS C
                                                                                                              INCEPTION
FOR PERIODS ENDED DECEMBER 31, 2005                          PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS      (3/1/02)
-----------------------------------                          -----------    ------------   -------------    ------------
CLASS A SHARES                                                   [ ]            [ ]             [ ]              N/A
CLASS B SHARES                                                   [ ]            [ ]             [ ]              N/A
CLASS C SHARES                                                   [ ]            N/A             N/A              [ ]
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(2)                    [ ]            [ ]             [ ]              [ ]

(1) The Fund's performance between 1996 and 2004 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Performance information is not provided for Class R-1 and R-2 shares because they had not been offered prior to the date of this prospectus.

(2) The Citigroup 3-Month U.S. Treasury Bill Index measures the performance of 3-month U.S. Treasury bills currently available in the marketplace. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolios. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolios and Funds, their investments, and the related risks is located in the "Portfolio and Fund Investment Strategies and Risks" section.

CREDIT RISK. Each of the Portfolios and Funds are subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds, as well as the Money Market Fund, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption or reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase, and may result in a Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of October 31, 2005:

                                                                         PORTFOLIOS
                                            -----------------------------------------------------------------------
                                            FLEXIBLE    CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                             INCOME       BALANCED    BALANCED      GROWTH      GROWTH
NAME OF FUND                                PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO      TOTAL
------------                                 ---------   ---------    --------   ------------  ---------      -----
REIT Fund                                      2.5%         3.0%       33.5%         33.5%        19.9%        92.4%
Equity Income Fund                             1.6%         1.9%       19.0%         17.6%        10.9%        51.0%
Growth & Income Fund                           2.9%         2.6%       24.9%         26.1%        18.2%        74.7%
West Coast Equity Fund                         0.7%         1.1%       13.0%         14.2%        10.7%        39.7%
Mid Cap Stock Fund                             3.3%         2.5%       27.9%         29.2%        23.2%        86.1%
Growth Fund                                    2.8%         2.6%       29.9%         31.5%        19.1%        85.9%
Small Cap Value Fund                           3.1%         2.7%       31.5%         34.3%        22.5%        94.1%
Small Cap Growth Fund                          3.0%         1.9%       22.3%         25.0%        17.7%        69.9%
International Growth Fund                       ---         3.3%       32.6%         33.9%        22.8%        92.6%
Short Term Income Fund                        44.4%        13.0%       15.3%          ---          ---         72.7%
U.S. Government Securities Fund               17.9%         9.6%       43.4%         15.9%         ---         86.8%
Income Fund                                   19.2%         9.1%       37.0%         10.7%         ---         76.0%
High Yield Fund                                8.0%         3.9%       24.4%         15.2%        11.8%        63.3%

LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Portfolio and Fund is subject to leveraging Risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Portfolio or Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds are subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.

MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.

     One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline to the extent the Portfolio or Fund holds income-producing equity or FIXED-INCOME SECURITIES because such investments are likely to be worth less.

     Funds such as the Short Term Income and U.S. Government Securities Funds are also subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.

     Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.

     Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.

     The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CURRENCY RISK. Portfolios that invest in Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may be subject to currency risk. These Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds, as well as the Money Market Fund, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent. Portfolios that invest in Funds that make FOREIGN INVESTMENTS will be subject to foreign investment risk.

GEOGRAPHIC CONCENTRATION RISK. Portfolios that invest in the West Coast Equity Fund are subject to geographic concentration risk. The Fund, which invests significant portions of its assets in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investments' purchasing power over time. Portfolios that invest in the Money Market Fund will be subject to money market risk.

PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.

     In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, and Small Cap Growth Funds and up to 25% of its assets in the High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE SECURITIES ("junk bonds"). The Portfolios may also be exposed to foreign investment risk through their investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, or High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund. Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about the tax implications of investing in the Portfolios.

     Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

     The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Short Term Income, Income, and High Yield Funds, which may invest a significant portion of their assets in REITS, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITS, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITS will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITS in which it invests will fail to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus any borrowings for investment purposes in REIT securities.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Equity Funds and High Yield Fund generally have the greatest exposure to this risk.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund other than credit risk, fund-of-funds risk, leveraging risk, liquidity risk, management risk and market risk., which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                    FOREIGN    GEOGRAPHIC    MONEY     REAL    SMALLER
                           CURRENCY  DERIVATIVES  INVESTMENT  CONCENTRATION  MARKET   ESTATE   COMPANY
FUND                         RISK       RISK         RISK         RISK       RISK      RISK     RISK
-------------------------  --------  -----------  ----------  -------------  ------   ------   --------
REIT FUND                     X           X            X                                 X        X

EQUITY INCOME FUND            X           X            X                                 X        X

GROWTH & INCOME FUND          X           X            X                                 X        X

WEST COAST EQUITY FUND        X           X            X            X                    X        X

MID CAP STOCK FUND            X           X            X                                 X        X

GROWTH FUND                   X           X            X                                          X

SMALL CAP VALUE FUND          X           X            X                                 X        X

SMALL CAP GROWTH FUND         X           X            X                                 X        X

INTERNATIONAL GROWTH FUND     X           X            X                                          X

SHORT TERM INCOME FUND        X           X            X                                 X

U.S. GOVERNMENT                           X

SECURITIES FUND

INCOME FUND                   X           X            X                                 X

HIGH YIELD FUND               X           X            X                                          X

MONEY MARKET FUND                                      X                       X

FEES AND EXPENSES OF THE
PORTFOLIOS AND THE MONEY MARKET FUND

This section describes the fees and expenses that you may pay if you invest in Class A, B, C, R-1 or R-2 shares of a Portfolio or the Money Market Fund. Class R-1 and R-2 are available for purchase only through employer-sponsored qualified retirement or benefit plans. The table below describes the maximum sales charges that may be assessed if you invest in Class A, B, C, R-1, or R-2 shares. The examples on the following pages are intended to help you compare the cost of investing in the Portfolios and the Money Market Fund with the costs of investing in other mutual funds. The examples assume that your investment has a 5.00% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that each Portfolio's and the Money Market Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT          CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R-1 SHARES  CLASS R-2 SHARES
------------------------------------------------  --------------  --------------  --------------  ----------------  ----------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)

      Conservative Balanced, Balanced,
      Conservative Growth and Strategic Growth         5.50%           0.00%           0.00%            0.00%             0.00%
      Portfolios

      Flexible Income Portfolio                        4.50%           0.00%           0.00%            0.00%             0.00%

      Money Market Fund                               0.00%(3)         0.00%           0.00%            0.00%             0.00%

Maximum deferred sales charge (load)                  0.00%(4)         5.00%(5)        1.00%(6)         0.00%             0.00%
(as a percentage of offering price)(2)

1 An annual fee of up to $12 may be imposed on accounts that fall below $1,000. See "Other Policies and Practices of the WM Group of Funds -- Small Accounts."

2 A $10 fee may be charged for redemptions made by wire transfer. Contingent deferred sales charges for shares purchased prior to April 1, 2003 are described in the SAI.

3 Sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.

4 Certain investors who purchase Class A shares without paying an initial sales charge may be subject to a deferred sales charge of 1.00% on redemptions within the first 18 months.

5 The maximum deferred sales charge is imposed on shares redeemed in the first and second years. For shares held longer than two years, the deferred sales charge declines according to the schedules set forth under "Choosing a Share Class -- Class B Shares -- Contingent Deferred Sales Charge on Class B Shares" in this prospectus.

6 Class C shares redeemed within the first 12 months are subject to a 1.00% contingent deferred sales charge.

                                                                                        EXAMPLES: YOU WOULD PAY
                                       ANNUAL PORTFOLIO OPERATING EXPENSES        THE FOLLOWING EXPENSES ON A $10,000
                                               (EXPENSES THAT ARE              INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
CLASS A SHARES                           DEDUCTED FROM PORTFOLIO ASSETS)         REDEMPTION AT THE END OF EACH PERIOD:
--------------------------------    -----------------------------------------  ------------------------------------------
                                                                      TOTAL
                                                                     ANNUAL
                                                SERVICE             PORTFOLIO
                                    MANAGEMENT  (12b-1)    OTHER    OPERATING
                                       FEES      FEES(1)  EXPENSES  EXPENSES      1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                    ----------  --------  --------  ---------     ------    -------   -------  --------
Flexible Income Portfolio(2)            [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]
Conservative Balanced Portfolio(2)      [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]
Balanced Portfolio(2)                   [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]
Conservative Growth Portfolio(2)        [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]
Strategic Growth Portfolio(2)           [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]
Money Market Fund                       [ ]       [ ]        [ ]       [ ]          [ ]       [ ]       [ ]      [ ]

1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor "). See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Does not include underlying Fund expenses that the Portfolios bear indirectly.

                                            ANNUAL PORTFOLIO OPERATING EXPENSES
                                    (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                                                                              TOTAL
                                                                              ANNUAL
                                                  DISTRIBUTION              PORTFOLIO
                                    MANAGEMENT    AND SERVICE      OTHER    OPERATING
CLASS B SHARES                         FEES      (12b-1) FEES(1) EXPENSES    EXPENSES
----------------------------------  ----------  --------------   --------   ---------
Flexible Income Portfolio(2)           [ ]           [ ]            [ ]        [ ]
Conservative Balanced Portfolio(2)     [ ]           [ ]            [ ]        [ ]
Balanced Portfolio(2)                  [ ]           [ ]            [ ]        [ ]
Conservative Growth Portfolio(2)       [ ]           [ ]            [ ]        [ ]
Strategic Growth Portfolio(2)          [ ]           [ ]            [ ]        [ ]
Money Market Fund                      [ ]           [ ]            [ ]        [ ]

                                               EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                            $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                         (A) REDEMPTION AT THE END OF EACH PERIOD OR (B) NO REDEMPTION
                                                      A                                     B
CLASS B SHARES                      1 YEAR  3 YEARS  5 YEARS  10 YEARS(3)  1 YEAR  3 YEARS  5 YEARS  10 YEARS(3)
----------------------------------  ------  -------  -------  -----------  ------  -------  -------  -----------
Flexible Income Portfolio(2)         [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]
Conservative Balanced Portfolio(2)   [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]
Balanced Portfolio(2)                [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]
Conservative Growth Portfolio(2)     [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]
Strategic Growth Portfolio(2)        [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]
Money Market Fund                    [ ]      [ ]      [ ]        [ ]       [ ]      [ ]      [ ]        [ ]

1 0.25% of the 12b-1 fees shown represent service fees that are paid to the Distributor. Long-term Class B shareholders may pay more than the sales charge paid by Class A shareholders. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Does not include underlying Fund expenses that the Portfolios bear indirectly.

3 Class B shares convert to Class A shares after eight years; accordingly, the expense amounts for years nine and ten are based on Class A share expenses.

                                                   ANNUAL PORTFOLIO OPERATING EXPENSES
                                            (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                                                                                                 TOTAL
                                                      DISTRIBUTION                         ANNUAL PORTFOLIO
                                    MANAGEMENT        AND SERVICE            OTHER             OPERATING
CLASS C SHARES                         FEES          (12b-1) FEES(1)        EXPENSES            EXPENSES
----------------------------------  ----------       ---------------        --------       ----------------
Flexible Income Portfolio(2)           [ ]                 [ ]                 [ ]                [ ]
Conservative Balanced Portfolio(2)     [ ]                 [ ]                 [ ]                [ ]
Balanced Portfolio(2)                  [ ]                 [ ]                 [ ]                [ ]
Conservative Growth Portfolio(2)       [ ]                 [ ]                 [ ]                [ ]
Strategic Growth Portfolio(2)          [ ]                 [ ]                 [ ]                [ ]
Money Market Fund                      [ ]                 [ ]                 [ ]                [ ]

                                                      EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                   $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                 (A) REDEMPTION AT THE END OF EACH PERIOD OR (B) NO REDEMPTION
                                                        A                                               B
CLASS C SHARES                       YEAR      3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------  -----      -------     -------     --------     ------     -------     -------     --------
Flexible Income Portfolio(2)         [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]
Conservative Balanced Portfolio(2)   [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]
Balanced Portfolio(2)                [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]
Conservative Growth Portfolio(2)     [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]
Strategic Growth Portfolio(2)        [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]
Money Market Fund(3)                 [ ]         [ ]         [ ]          [ ]         [ ]        [ ]         [ ]          [ ]

1 0.25% of the 12b-1 fees represent service fees that are paid to the Distributor. Long-term Class C shareholders may pay more than the sales charge paid by Class A shareholders. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Does not include underlying Fund expenses that the Portfolios bear indirectly.

3 Does not reflect upon the Distributor's agreement to waive a portion of the Fund's distribution fee for the current fiscal year.

                                                                                                   EXAMPLES: YOU WOULD PAY
                                            ANNUAL PORTFOLIO OPERATING EXPENSES              THE FOLLOWING EXPENSES ON A $10,000
                                                    (EXPENSES THAT ARE                    INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
CLASS R-1 SHARES                              DEDUCTED FROM PORTFOLIO ASSETS)               REDEMPTION AT THE END OF EACH PERIOD:
----------------------------------  --------------------------------------------------    ------------------------------------------
                                                                               TOTAL
                                                                              ANNUAL
                                                    SERVICE                  PORTFOLIO
                                    MANAGEMENT      (12b-1)      OTHER       OPERATING
                                       FEES          FEES1      EXPENSES      EXPENSES     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------  ----------     --------     --------     ---------     ------    -------    -------    --------
Flexible Income Portfolio(2)           [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Conservative Balanced Portfolio(2)     [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Balanced Portfolio(2)                  [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Conservative Growth Portfolio(2)       [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Strategic Growth Portfolio(2)          [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Money Market Fund                      [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]

1 12b-1 fees represent service fees that are paid to the Distributor. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Does not include underlying Fund expenses that the Portfolios bear indirectly.

                                                                                                   EXAMPLES: YOU WOULD PAY
                                            ANNUAL PORTFOLIO OPERATING EXPENSES              THE FOLLOWING EXPENSES ON A $10,000
                                                    (EXPENSES THAT ARE                    INVESTMENT ASSUMING A 5% ANNUAL RETURN AND
CLASS R-2 SHARES                              DEDUCTED FROM PORTFOLIO ASSETS)               REDEMPTION AT THE END OF EACH PERIOD:
----------------------------------  --------------------------------------------------    ------------------------------------------
                                                                               TOTAL
                                                                              ANNUAL
                                                    SERVICE                  PORTFOLIO
                                    MANAGEMENT      (12b-1)      OTHER       OPERATING
                                       FEES          FEES(1)    EXPENSES      EXPENSES     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------  ----------     --------     --------     ---------     ------    -------    -------    --------
Flexible Income Portfolio(2)           [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Conservative Balanced Portfolio(2)     [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Balanced Portfolio(2)                  [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Conservative Growth Portfolio(2)       [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Strategic Growth Portfolio(2)          [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]
Money Market Fund                      [ ]            [ ]         [ ]           [ ]          [ ]       [ ]        [ ]        [ ]

1 12b-1 fees represent service fees that are paid to the Distributor. See "Distribution Plan and Additional Information Regarding Dealer Compensation."

2 Does not include underlying Fund expenses that the Portfolios bear indirectly.

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the table under "Fees and Expenses of the Portfolios and the Money Market Fund" for each Portfolio and corresponding expenses for each underlying Fund's Class I shares, which are not offered through this prospectus. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at October 31, 2005. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.

                                                 EXAMPLES: YOU WOULD PAY THE FOLLOWING     EXAMPLES: YOU WOULD PAY THE FOLLOWING
                                                    COMBINED EXPENSES ON A $10,000              COMBINED EXPENSES ON A $10,000
                                                INVESTMENT ASSUMING A 5% ANNUAL RETURN     INVESTMENT ASSUMING A 5% ANNUAL RETURN
PORTFOLIO                                      AND REDEMPTION AT THE END OF EACH PERIOD  AND NO REDEMPTION AT THE END OF EACH PERIOD
-------------------------------                ----------------------------------------  -------------------------------------------
                                 TOTAL ANNUAL
                                   COMBINED
                                  OPERATING
                                   EXPENSES     1 YEAR     3 YEARS   5 YEARS   10 YEARS    1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                 ------------   ------     -------   -------   --------    ------    -------    -------   --------
CLASS A SHARES
Flexible Income Portfolio            [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Balanced Portfolio      [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Balanced Portfolio                   [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Growth Portfolio        [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Strategic Growth Portfolio           [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]

CLASS B SHARES
Flexible Income Portfolio            [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Balanced Portfolio      [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Balanced Portfolio                   [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Growth Portfolio        [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Strategic Growth Portfolio           [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]

CLASS C SHARES
Flexible Income Portfolio            [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Balanced Portfolio      [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Balanced Portfolio                   [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Growth Portfolio        [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Strategic Growth Portfolio           [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]

CLASS R-1 SHARES
Flexible Income Portfolio            [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Balanced Portfolio      [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Balanced Portfolio                   [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Growth Portfolio        [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Strategic Growth Portfolio           [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]

CLASS R-2 SHARES
Flexible Income Portfolio            [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Balanced Portfolio      [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Balanced Portfolio                   [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Conservative Growth Portfolio        [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]
Strategic Growth Portfolio           [ ]         [ ]         [ ]       [ ]       [ ]         [ ]       [ ]         [ ]       [ ]

As of October 31, 2005, the Portfolios' assets were allocated as follows:

                                      FLEXIBLE    CONSERVATIVE                CONSERVATIVE    STRATEGIC
                                       INCOME       BALANCED      BALANCED       GROWTH        GROWTH
FUND                                 PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------------------------      ---------    ------------   ---------    ------------    ---------
REIT Fund                               1.1%           2.0%         3.4%           4.2%          4.2%
Equity Income Fund                      4.1%           7.7%        11.2%          13.3%         14.0%
Growth & Income Fund                    7.8%          11.2%        15.4%          20.4%         24.2%
West Coast Equity Fund                  1.1%           2.8%         4.9%           6.7%          8.5%
Mid Cap Stock Fund                      3.0%           3.6%         5.9%           7.8%         10.5%
Growth Fund                             5.0%           7.3%        12.4%          16.4%         17.0%
Small Cap Value Fund                    1.1%           1.5%         2.5%           3.5%          3.9%
Small Cap Growth Fund                   1.0%           1.0%         1.9%           2.6%          3.1%
International Growth Fund               0.0%           4.5%         6.5%           8.6%          9.7%
Short Term Income Fund                 12.1%           5.7%         1.0%           0.0%          0.0%
U.S. Government Securities Fund        34.1%          29.8%        20.0%           9.0%          0.0%
Income Fund                            23.1%          17.7%        10.3%           3.8%          0.0%
High Yield Fund                         6.5%           5.2%         4.6%           3.7%          4.9%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and the Funds in which the Portfolios may invest. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. Risks are described in greater detail under "Summary of Principal Risks." The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus or the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.

      In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

      In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

      - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;

      - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;

      -     commercial paper, including master notes;

      - bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

      -     repurchase agreements.

      At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS

REIT FUND. Among the principal risks of investing in the REIT Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk and fund-of-funds risk.

Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in real estate investment trust ("REIT") securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities and may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. Among the principal risks of investing in the Equity Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk and fund-of-funds risk.

      The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. Among the principal risks of investing in the Growth & Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities.

WEST COAST EQUITY FUND. Among the principal risks of investing in the West Coast Equity Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, geographic concentration risk, management risk, leveraging risk, smaller company risk, and fund-of-funds risk.

      Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region, or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four state area.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").

MID CAP STOCK FUND. Among the principal risks of investing in the Mid Cap Stock Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (as of December 31, 2005, the S&P MidCap 400 included companies with market capitalizations ranging from [$] billion to [$] billion). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

      The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. Among the principal risks of investing in the Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk and fund-of-funds risk.

      The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% (limited to 20% unless authorized by the Funds' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

      The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

      The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC, Salomon Brothers Asset Management, Inc, and OppenheimerFunds, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

SMALL CAP VALUE FUND. Among the principal risks of investing in the Small Cap Value Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Value Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Value Index included companies with market capitalizations ranging from [$] billion to [$] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

SMALL CAP GROWTH FUND. Among the principal risks of investing in the Small Cap Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Growth Index at the time of purchase (as of December 31, 2004, the Russell 2000(R) Growth Index included companies with market capitalizations ranging from [$] billion to [$] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock.

      The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or one of its sub-advisors believes that doing so will be consistent with the goal of capital appreciation.

      The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.

INTERNATIONAL GROWTH FUND. Among the principal risks of investing in the International Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomics and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian: the "developed market team: and the "emerging market equity team." WM Advisors determines the portion of the portion of the Fund's assets to be managed by each team.

      The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

      The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P or Fitch, or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.

      The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including Euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. Among the principal risks of investing in the Short Term Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.

      The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

      The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.

      The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

      The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. Among the principal risks of investing in the U.S. Government Securities Fund are: market risk, credit risk, derivatives risk, liquidity risk, leveraging risk, management risk and fund-of-funds risk.

      The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations, and repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions limited in aggregate to no more than 25% of its total net assets.

INCOME FUND. Among the principal risks of investing in the Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.

      The Income Fund invests most of its assets in:

      -     fixed-income and convertible securities;

      - U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ( "GNMA "), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

      -     commercial mortgage-backed securities;

      -     obligations of U.S. banks that belong to the Federal Reserve System;

      -     preferred stocks and convertible preferred stocks;

      - the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

      -     deposits in U.S. banks.

      The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions limited in the aggregate to no more than 25% of its total net assets. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. Among the principal risks of investing in the High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.

      The High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

MONEY MARKET FUND

Among the principal risks of investing in the Money Market Fund are: market risk, credit risk, foreign investment risk, leveraging risk, liquidity risk, management risk, money market risk, and fund-of-funds risk.

      The Money Market Fund invests only in U.S. dollar-denominated short-term money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

      - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

      - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

      -     if not so rated, determined to be of comparable quality.

      In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

      -     U.S. government securities;

      - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

      - obligations of U.S. and foreign banks with assets of more than $500 million;

      - U.S. dollar-denominated securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

      - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

      -     repurchase agreements.

      A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days, and the Money Market Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest, and strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth & Income, Growth, and Income Funds each may invest up to 35% of its total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds each may invest up to 20% of its total assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds". The High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets in such securities.

      BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A of this prospectus.

BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Portfolio or Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Small Cap Growth, International Growth, and Short Term Income Funds, and for the Portfolios, such BORROWINGS may not exceed 30% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield, and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Portfolios and Funds.

      The Short Term Income, U.S. Government Securities, Income, and High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities that will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

      Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES, including MUNICIPAL OBLIGATIONS, rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, and Growth & Income Funds and the Fixed-Income Funds may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.

      The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.

      The Fixed-Income Funds may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors or the Fund's sub-advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

      Each of the REIT, Equity Income, and Growth & Income Funds, as well as the Fixed-Income Funds, may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

      These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

      Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.

      Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds, may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

      In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.

      While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

      -     fluctuations in currency exchange rates;

      -     devaluation of currencies;

      - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

      -     reduced availability of public information concerning issuers; and

      - the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

      Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

      The Equity Funds and the Short Term Income, Income, and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the United States securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial conditions of Alaska, California, Oregon, and Washington.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, and High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:

      - REPURCHASE AGREEMENTS with maturities greater than seven calendar days;

      -     time deposits maturing in more than seven calendar days;

      - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

      -     certain over-the-counter options, as described in the SAI;

      - certain variable rate demand notes having a demand period of more than seven calendar days; and

      - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

      Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Trusts.

      Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making restricted securities, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield, and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government

Securities, Income, and High Yield Funds may invest in GOVERNMENT
MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

      To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

      In addition, like other fixed-income securities, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.

      The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

      Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition and the purchase of principal-only and interest-only securities will be limited to 5% of total assets for each Fund unless authorized by the Funds' Board of Trustees. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

      In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

      The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and High Yield Funds may invest in real estate investment trusts, known as "REITS." In addition, the REIT Fund typically invests at least 80% of its net assets plus any borrowings for investment purposes in REITS. REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

      Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral.

      Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating Funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices; and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

      Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Fixed-Income Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk, and management risk.

      All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:

      - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

      - to protect the Fund's unrealized gains in the value of its portfolio securities;

      -     to facilitate the sale of such securities for investment purposes;

      - to manage the effective maturity or duration of the Fund's portfolio; or

      - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

      Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.

      The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:

      - the ability of the Portfolio or Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

      - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Portfolio or Fund;

      - the risk that the Portfolio or Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and

      - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.

      STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. GOVERNMENT SECURITIES, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY BASIS. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY BASIS, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

      WHEN-ISSUED SECURITIES may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of a Fund's NAV.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Each Portfolio's historical portfolio turnover rates are shown under "Financial Highlights" in this prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIOS AND THE MONEY MARKET FUND

Shares of the Portfolios and the Money Market Fund are generally purchased through persons employed by or affiliated with broker/dealer firms ("Investment Representatives"). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the WM Group of Funds by contacting the Funds at 1-800-222-5852 or visiting wmgroupoffunds.com to obtain the appropriate forms.

      An investment in the WM Group of Funds may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The WM Group of Funds reserves the right to refuse any order for the purchase of shares, including those by exchange.

MAKING AN INVESTMENT

The WM Group of Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-Portfolio basis, for each Portfolio in which a shareholder invests.

      Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100; subsequent automatic investment amounts must be at least $100 per investment. Accounts established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Investors who have established an AIP prior to January 1, 2005, will be able to continue existing plans; however, any revisions made to an AIP after January 1, 2005, will need to comply with the minimum amounts stated above.

      - Portfolio and share class selection(s) must be made at the time of purchase. If a Portfolio is not selected, Class A shares of the Money Market Fund will be purchased. If a class of shares is not selected, then Class A shares will be purchased.

      - Automatic payroll deduction plans are not subject to the minimum initial investment requirement if they meet the subsequent investment minimums on a monthly basis.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, legal street address, date of birth, Social Security number, and/or other information that will allow us to identify you. If we are unable to verify your customer information on a timely basis, we may close your account or take such other steps as we deem appropriate.

CHOOSING A SHARE CLASS

The WM Group of Funds offers Class A, B, C, R-1, and R-2 shares of the Portfolios and the Money Market Fund. Generally, Class R-1 and R-2 shares are available for purchase only through qualified employer-sponsored retirement or benefit plans (see "Class R-1 and R-2 Shares" section for more detailed information). Sales charges may be reduced or waived as outlined in this prospectus or the SAI. Listed below are highlights of each of our share classes and information regarding sales charges and dealer re-allowances. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of purchase or reinvestment if the initial sales charge should be reduced or eliminated.

      Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon the size of your investment and how long you intend to hold the shares. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you.

CLASS A SHARES
INITIAL SALES CHARGE.

      - Initial sales charge of up to 5.50% may apply (see "Purchase of Class A Shares").

            - Initial sales charge varies based on the amount invested and the Portfolio selected.

            - Initial sales charge is subject to rights of accumulation and letter of intent discounts as described under "Rights of Accumulation" and "Letter of Intent. "

      - Purchases at net asset value ( "NAV ") (without initial sales charges):

            - No initial sales charge on purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

            - No initial sales charge on shares purchased with the proceeds of redemptions of Class A shares of the Portfolios (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Portfolio or Fund that imposes an initial sales charge) within 120 days of redemption.

            - No initial sales charge will apply to purchases of Class A shares by certain individuals, groups and/or entities as follows:

                  -     Current and retired Trustees of the WM Group of Funds;

                  - Officers, directors and employees of WM Advisors and certain of its affiliates;

                  - Employees (and their spouses, domestic partners, children, step-children, grandchildren, and parents, as defined in the SAI) of companies that have entered into a selling agreement with the Distributor;

                  - Current and retired Washington Mutual employees (and their spouses, domestic partners, children, step-children, grandchildren, and parents, as defined in the SAI); and

                  - Rollovers by current or former Washington Mutual employees into Individual Retirement Accounts involving assets from a Washington Mutual retirement plan and subsequent investments into such accounts.

                  - Participants in qualified retirement or benefit plans with total assets in excess of $5,000,000. (A minimum initial investment of $500,000 is required. The WM Group of Funds, at its sole discretion, may waive these minimum dollar requirements.)(1)

                  - Clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

      - Initial sales charge waivers or reductions are also described in the SAI and at wmgroupoffunds.com.

(1) The Distributor may pay a finders fee on purchases in qualified retirement plans invested in the Portfolios or Funds. Unless the dealer has waived the commission, a CDSC (as described on page 36) may apply: (1) for omnibus accounts, to a redemption of all shares held by the plan's participants within 18 months after the plan's initial investment in the Portfolio or Fund; or (2) for non-omnibus accounts, to any redemptions by a plan participant within 18 months of the plan participant's purchase of such Class A shares.

RIGHTS OF ACCUMULATION ("ROA"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV based on existing investments in the Portfolios. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of investment of any existing investments that should be counted towards ROA.

      Current purchases and the market value of existing investments in the WM Group of Funds, including Class A, B, C, R-1, and R-2 shares, are combined to determine the applicable sales charge. Sales charges are set forth in the schedules below.

      Purchases of Class A shares of the Money Market Fund will not be applied towards ROA if a sales charge has not been paid.

      To receive a reduced Class A sales charge, investments by an individual, his or her spouse, domestic partner, children, grandchildren (as defined in the SAI), and dependents for whom they serve as legal guardian may be aggregated for these purposes if made by them for their own accounts and/or certain other accounts, such as:

      - Trust accounts established by the above individuals. If the person(s) who established the trust is deceased, the trust may be aggregated with accounts of the primary beneficiary of the trust;

      -     Solely controlled business accounts; and

      -     Single-participant retirement accounts.

LETTER OF INTENT ("LOI"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV by entering into an LOI agreement with the WM Group of Funds. The LOI expresses the shareholder's intent to buy a stated dollar amount of any share class of the Portfolios or Funds (other than the Money Market Fund) over a 13-month period. At the shareholder's request, the LOI may apply to shares purchased up to 90 days prior to the receipt of the LOI by the WM Group of Funds to include prior purchases. The sales charge applicable to all Class A shares purchased under the LOI will be the sales charge that would have been applicable had the value of shares specified in the LOI been purchased simultaneously.

      - A portion of shares will be held in escrow until the LOI is completed. If the LOI is not completed, escrow shares will be redeemed in order to pay the Distributor for the difference between the sales charge actually paid and the sales charge that would have been paid absent the LOI.

      -     Any redemption of escrow shares will invalidate the LOI.

      - An LOI is to be completed based on amounts purchased, not on current market value.

PURCHASE OF CLASS A SHARES. The offering price for Class A shares is the NAV next calculated after receipt of an investor's order in proper form by WM Group of Funds or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Distribution Plan and Additional Information Regarding Dealer Compensation."

                                      CONSERVATIVE BALANCED, BALANCED, CONSERVATIVE GROWTH
                                                AND STRATEGIC GROWTH PORTFOLIOS
                                        SALES CHARGE          REALLOWED TO DEALERS

                                        PERCENTAGE       PERCENTAGE OF       PERCENTAGE
                                       OF OFFERING        NET AMOUNT        OF OFFERING
PURCHASE OF CLASS A SHARES                PRICE            INVESTED            PRICE
---------------------------------      -----------       -------------      -------------
Less than $50,000                         5.50%              5.82%             4.75%
$50,000 but less than $100,000            4.75%              4.99%             4.00%
$100,000 but less than $250,000           3.75%              3.90%             3.00%
$250,000 but less than $500,000           3.00%              3.09%             2.50%
$500,000 but less than $1,000,000         2.00%              2.04%             1.75%
$1,000,000 or more                        0.00%              0.00%             0.00%*

                                                   FLEXIBLE INCOME PORTFOLIO
                                                SALES CHARGE            REALLOWED TO DEALERS
                                        PERCENTAGE       PERCENTAGE OF         PERCENTAGE
                                       OF OFFERING        NET AMOUNT          OF OFFERING
PURCHASE OF CLASS A SHARES                PRICE            INVESTED              PRICE
---------------------------------      -----------       -------------        --------------
Less than $50,000                         4.50%              4.71%               4.00%
$50,000 but less than $100,000            4.00%              4.17%               3.50%
$100,000 but less than $250,000           3.50%              3.63%               3.00%
$250,000 but less than $500,000           2.50%              2.56%               2.00%
$500,000 but less than $1,000,000         2.00%              2.04%               1.75%
$1,000,000 or more                        0.00%              0.00%               0.00%*

----------
* The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million; 0.50% on amounts over $3 million but less than $5 million; 0.35% on amounts over $5 million but less than $10 million; and 0.25% on amounts over $10 million. Commissions are based on cumulative investments.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS A SHARES. Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under "CDSC Calculation and Waivers" in this prospectus.

CLASS B SHARES

      Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or an LOI, to purchase Class A shares.

      The WM Group of Funds seeks to prevent investments in Class B shares by shareholders with at least $100,000 of investments in the WM Group of Funds eligible for inclusion pursuant to rights of accumulation. The Portfolios will seek to reject such investments, except for investments by qualified retirement plans and IRAs, which will be treated as orders for Class A shares of the Money Market Fund.

      The offering price for Class B shares is the NAV next calculated after receipt of an investor's order in proper form by the WM Group of Funds or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Portfolio and time in the investment (see schedule below).

      - Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a CDSC.

      -     No CDSC on redemptions of Class B shares held for 6 years or longer.

      - Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.

      - After the eighth year, Class B shares convert automatically to Class A shares of the same Portfolio, typically without income tax impact.

      - Within 120 days of a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid.

      The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of repurchase if the CDSC is to be credited in full or in part.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS B SHARES. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below. A CDSC may be applied to Class B shares of all Portfolios and the Money Market Fund according to the following schedule:

                                         CONTINGENT
                                       DEFERRED SALES
YEAR OF REDEMPTION AFTER PURCHASE         CHARGE(1)
---------------------------------      --------------
First                                      5.00%
Second                                     5.00%
Third                                      4.00%
Fourth                                     3.00%
Fifth                                      2.00%
Sixth and following                        0.00%

----------
(1) Shares purchased prior to April 1, 2003 are subject to different CDSC schedules as described in the SAI.

CLASS C SHARES

      Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or an LOI, to purchase Class A shares.

      The WM Group of Funds seeks to prevent investments in Class C shares by shareholders with at least $1,000,000 of investments in the WM Group of Funds eligible for inclusion pursuant to rights of accumulation. The Portfolios will seek to reject such investments, except for investments by qualified retirement plans and IRAs, which will be treated as orders for Class A shares of the Money Market Fund.

      The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by WM Group of Funds or its servicing agent, with no initial sales charge.

      - A CDSC of 1.00% may apply if withdrawn during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

      - Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

      Within 120 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares and the shareholder's account will be credited with the amount of the CDSC, if any, paid on the redemption, except that if the amount of the repurchase is less than the amount previously redeemed, a portion of the CDSC credited will be in the same ratio that the amount repurchased bears to the amount redeemed.

      The Distributor currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS C SHARES. Each new and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under "CDSC Calculation and Waivers."

CDSC CALCULATION AND WAIVERS

The CDSC is determined as a percentage of the NAV of the shares at the time of purchase. Shares will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then from shares that have been owned the longest.

      The CDSC may be waived for redemptions of Class A, B and C shares under any of the following circumstances:

      - Following the death of the shareholder and within 90 days of re-registration of the account (or, for a beneficiary IRA, as defined by the IRS, for redemptions made to deplete the account according to IRS requirements).

      - Following the post-purchase disability (as defined in Section 72(m)(7) of the Code) of a shareholder.

      - In connection with the Required Minimum Distribution ("RMD") from an IRA or other qualified retirement account made to a shareholder who is age 70 1/2 or older. The waiver is limited to the minimum amount of CDSC that would apply to Portfolio shares necessary to be redeemed in order to equal the account owner's RMD based solely on Class B or C share assets of the Portfolios held in the account.

      - According to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Portfolio account at the time, and beginning on the date, the systematic withdrawal plan is established.

      - In connection with the involuntary redemption by the Portfolio of a shareholder's account.

      Additional information relating to waivers is contained in the SAI. The Funds make available sales charge information, including hyperlinks, available free of charge at wmgroupoffunds.com

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds, at the time of redemption, whenever the shareholder is entitled to a CDSC waiver.

CLASS R-1 AND R-2 SHARES

      Class R-1 and R-2 shares are generally available only to 401(k) plans (including solo 401(k) plans), 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R-1 and R-2 shares are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the WM Group of Funds. Class R-1 and R-2 shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans ("SEPs"), Salary-Reduction Simplified Employee Pension Plans ("SAR-SEPs"), SIMPLE IRAs, or individual 403(b) plans. Prospective shareholders should consult their Investment Representative or retirement plan administrator to determine if Class R-1 and R-2 shares may be purchased under their respective retirement plan.

      Class R-1 shares are generally available through retirement plans with assets less than or equal to $1,000,000. Class R-2 shares are generally available through retirement plans with assets in excess of $1,000,000 but less than or equal to $5,000,000. Retirement plans with assets in excess of $5,000,000 may purchase Class A shares at NAV without a sales charge. WM Funds Distributor, Inc. in its sole discretion, may permit purchases of Class R-1 or R-2 shares by retirement plans that do not meet these asset-based requirements.

      The offering price for Class R-1 and R-2 shares is the NAV next calculated after receipt of an investor's order in proper form by the WM Group of Funds. Class R-1 and R-2 shares are not subject to a front-end sales charge or CDSC.

      - Class R-1 shares have higher annual expenses than Class R-2 shares because they are subject to higher distribution fees.

      - Unlike Class B shares, Class R-1 and R-2 shares do not convert to Class A shares, so future distribution and service fees do not decrease.

      - Class R-1 and R-2 shares have higher annual expenses than Class A shares because they are subject to higher distribution and plan recordkeeping/administration fees.

REDEMPTIONS AND EXCHANGES OF SHARES

REDEMPTIONS. Shareholders may contact their Investment Representative or the WM Group of Funds to redeem their shares. Redemptions are effected at the NAV next calculated after receipt, by the WM Group of Funds or its agent, of a properly completed request, less any applicable CDSC.

      Shares that are registered in the shareholder's name with the transfer agent may be redeemed at any time in the following ways:

      - Shareholders may authorize telephone or Internet transactions* when their account is established or in writing at a later time. Provided the shareholder has pre-authorized these transactions, shares may be redeemed by contacting the WM Group of Funds at 1-800-222-5852. Telephone transaction privileges may be restricted and generally, redemptions will not be allowed for amounts totaling more than $50,000 per Portfolio per day.

      - The Investment Representative may request telephone or Internet transactions* on the shareholder's behalf. Proceeds must be directed to a pre-authorized bank or brokerage account or to the address of record for the account. Investment Representatives may request redemptions in excess of the $50,000 per Portfolio per day limit.

      - Shareholders may redeem shares by submitting a written request to the WM Group of Funds. Written requests, including requests for redemptions exceeding $50,000, redemptions due to death, and redemptions payable to an alternate payee, address or bank, may require a Medallion Signature Guarantee. Please contact the WM Group of Funds for additional information.

* Note: The WM Group of Funds' telephone representatives are available Monday - Friday, 8:00 a.m. - 9:00 p.m. (Eastern Time) to assist both Investment Representatives and shareholders. During holidays or days when the NYSE closes early, the offices of the Portfolios may be closed or may close early as well. The Portfolios also maintain a voice response unit ("VRU"), which provides account access 24 hours a day. It may be difficult to reach the WM Group of Funds by telephone during periods of unusual economic or market activity. Please be persistent during these times. For your protection, all telephone instructions are verified by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. If these or other reasonable procedures are used, neither the transfer agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the transfer agent or the Portfolios may be liable for any losses because of unauthorized or fraudulent telephone instructions if they fail to follow reasonable procedures.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders or their Investment Representatives may initiate systematic withdrawals by telephone or in writing. Requirements to establish and maintain a systematic withdrawal plan are as follows:

      - $5,000 minimum balance in the applicable Portfolio at the time the systematic withdrawal plan is established.**

      -     Automatic cash redemptions of at least $50.***

      - Shares of the applicable Portfolio will be redeemed to provide the requested payment.

      - Redemptions that exceed dividend income and capital gains may eventually exhaust the account.

** Note: The minimum balance and minimum dollar requirement is waived for IRA or other qualified retirement accounts to the extent necessary to meet the Required Minimum Distribution as defined by the Internal Revenue Service.

*** Note: Exceptions may apply. Please contact the WM Group of Funds for additional information.

EXCHANGES. Shareholders may contact their Investment Representative or the WM Group of Funds to exchange or arrange for automatic monthly exchanges of their shares. Shareholders may exchange shares of any of the Portfolios for shares of the same class of any of the other Funds or any of the Portfolios within the WM Strategic Asset Management Portfolios, LLC. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

      - All exchanges are subject to the minimum investment requirements of the Portfolio being acquired and to its availability for sale in the shareholder's state of residence.

      - Exchanges are made at the relative NAVs of the shares being exchanged, next determined after receipt of a properly completed exchange request.

      - No additional sales charge will be incurred when exchanging shares, except that Class A shares exchanged from the Money Market Fund will be subject to the acquired Portfolio's or Fund's sales charge unless the shares exchanged had previously been obtained by exchange of shares of a Portfolio that imposes an initial charge on Class A shares.

      - Any CDSC on the subsequent sale of shares acquired by exchange will be based on the CDSC schedule of the Portfolio in which the shares were initially purchased.

      - Class A shares of the Money Market Fund may be exchanged for Class B or C shares of a Portfolio or Fund. Following such an exchange, the shares will be subject to the CDSC schedule applicable to the Class B or C shares purchased. Also, it may be disadvantageous to exchange Class A shares of the Money Market Fund for Class B or C shares of a Portfolio, where the Class A shares were originally subject to an initial sales charge.

      - Class B or C shares of the Portfolios may not be exchanged for Class A shares of a Portfolio or Fund.

      - Class R-1 and R-2 shares of the Portfolios may not be exchanged for Class A, B, or C shares of another Portfolio or Fund.

MARKET TIMING. The Portfolios are not intended for "market timing" or other forms of abusive short-term trading. If the Portfolios are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio and Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies which can occur if the valuation of the Portfolios' or the Funds' portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Portfolios' and Funds' net asset values per share are determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Fund's net asset value per share for long-term investors.

      Frequent traders wishing to engage in market timing should not purchase the Portfolios. The Trusts' Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to each Portfolio. The procedures include the use of "fair value" pricing and the refusal of purchase transactions. These procedures are applied uniformly. Fair value pricing is applied when the valuation of portfolio securities is deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Portfolios' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders that are identified as market timers. The Portfolios reserve the right to reject and or reverse any purchases, including purchases by exchange.

      Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Portfolio and Fund, other than the Money Market Fund, which is intended for short-term investment horizons, there is no assurance that short-term trading will not occur. In addition, the Portfolios and Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Portfolios disclose their month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI and at wmgroupoffunds.com.

DISTRIBUTION PLAN, PLAN RECORDKEEPING/ADMINISTRATION FEES, AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

Each of the Portfolios and the Money Market Fund has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to each share class described in this prospectus (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a distribution fee as compensation in connection with the offering and sale of Class B, C, R-1, and R-2 shares. The distribution fee for Class B and C shares is paid to the Distributor at annual rates of 0.75% of the average daily net assets of such shares. The distribution fee for Class R-1 and R-2 shares is paid to the Distributor at annual rates of 0.55% and 0.30%, respectively, of the average daily net assets of such shares. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The amounts payable by the Portfolios and the Money Market Fund under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. These fees are not paid until after such shares have been held for three months (for Class A shares) or thirteen months (for Class B and Class C shares) and the average daily net assets of all shares for which such dealer is the dealer of record is at least $100,000.

Distribution Fees. The proceeds from the distribution fees paid by Class B, C, R-1, and R-2 shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Plan Recordkeeping/administration Fees. Class R-1 and R-2 shares may be purchased only through retirement plans only. Class R-1 and R-2 shares are subject to a Plan Recordkeeping/administration Fee at an annual rate of 0.25% of the average daily net assets. This fee is paid to the Distributor for services provided to retirement plans investing in Class R-1 and R-2 shares and their participants. Typically, the Distributor sub-contracts with plan recordkeepers and administrators for such services. A portion of this fee may be retained by the Distributor for additional service support and related expenses. Plan fiduciaries may wish to consider the fees paid by the Distributor for such services in evaluating the services provided by, and fees paid to, plan recordkeepers and administrators.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell shares of the Portfolios and the Money Market Fund. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Portfolios and the Money Market Fund and/or providing services to the Portfolios' and the Money Market Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder, the Portfolios, or the Money Market Fund pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

COMMISSIONS AND ONGOING PAYMENTS. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The

Distributor may also pay these financial intermediaries a fee of up to 1.00% on purchases of $1,000,000 or more. Please see page [ ] for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

      In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4% of your investment (3% for Class B shares of the Short Term Income Fund). Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

      In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

      In the case of Class R-1 and R-2 shares, the Distributor will not pay a commission to your financial intermediary at the time of your investment. However, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at annual rates of 0.75% and 0.50% of average daily net assets attributable to your investment in Class R-1 or R-2 shares, respectively.

OTHER PAYMENTS TO INTERMEDIARIES. WM ADVISORS ALSO OFFERS REVENUE SHARING PAYMENTS, REFERRED TO AS "ADVISOR PAID FEES," TO ALL FINANCIAL INTERMEDIARIES WITH ACTIVE SELLING AGREEMENTS WITH THE DISTRIBUTOR. THE ADVISOR PAID FEES ARE PAID AT AN ANNUAL RATE OF UP TO 0.50% OF THE AVERAGE NET ASSETS OF CLASS A AND CLASS B SHARES OF THE PORTFOLIOS SERVICED BY SUCH INTERMEDIARIES AND AN ANNUAL RATE OF UP TO 0.25% OF THE AVERAGE NET ASSETS OF CLASS C SHARES OF THE PORTFOLIOS SERVICED BY SUCH INTERMEDIARIES. THESE PAYMENTS ARE MADE FROM WM ADVISORS' PROFITS AND MAY BE PASSED ON TO YOUR INVESTMENT REPRESENTATIVE AT THE DISCRETION OF HIS OR HER FINANCIAL INTERMEDIARY FIRM. THESE PAYMENTS MAY CREATE AN INCENTIVE FOR THE FINANCIAL INTERMEDIARIES AND/OR INVESTMENT REPRESENTATIVES TO RECOMMEND OR OFFER SHARES OF THE PORTFOLIOS OVER OTHER INVESTMENT ALTERNATIVES.

      In addition to the commissions paid at the time of sale, ongoing payments, [the Advisor Paid Fees] and the reimbursement of costs associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Portfolios and Money Market Fund for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Portfolio or Money Market Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Portfolio or Money Market Fund shares serviced by that financial intermediary over the year.

      For 2005, the Distributor's total additional payments to these firms for distribution services related to the WM Group of Funds represented approximately [ %] of the average daily net assets of the WM Group of Funds, or approximately
[$   ] million.

      A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets and redemption rates, and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the WM Group of Funds on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolios and related investor services.

      Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges and general marketing expenses.

      IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR INVESTMENT REPRESENTATIVE OR HIS OR HER FINANCIAL INTERMEDIARY RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

      Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Portfolios, the Distributor, WM Advisors and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

      As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Portfolios and the Money Market Fund (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

           Advantage Capital Corporation
           Advest, Inc.
           A.G. Edwards & Sons, Inc.
           AIG Advisors, Inc.
           American Portfolios Financial Services, Inc.
           Associated Financial Group
           Associated Securities Corp.
           AXA Advisors, LLC
           Cadaret, Grant & Co., Inc.
           Charles Schwab & Co., Inc.
           Citigroup Global Markets, Inc.
           Commonwealth Financial Network
           Farmers Financial Solutions, LLC
           FFP Securities, Inc.
           FSC Securities Corporation
           G.A. Repple & Company
           H. Beck, Inc.
           INVEST Financial Corporation
           Investacorp, Inc.
           Investment Advisors & Consultants, Inc.
           Investment Centers of America, Inc.
           Janney Montgomery Scott, LLC
           Jefferson Pilot Securities Corporation
           Linsco/Private Ledger Corp.
           McDonald Investments, Inc.
           Merrill Lynch, Pierce, Fenner & Smith Inc.
           M.L. Stern & Co.
           Morgan Stanley Dean Witter
           Mutual Service Corporation
           National Planning Corporation
           NFP Securities, Inc.
           Oppenheimer & Co., Inc.
           Pacific Select Distributors, Inc.
           Piper Jaffray & Co.
           ProEquities, Inc.
           Prospera Financial Services, Inc.
           Prudential Investment Management Services, LLC
           Raymond James Financial Services, Inc.
           RBC Dain Rauscher, Inc.
           Royal Alliance Associates, Inc.
           Securities America, Inc.
           Sentra Securities Corp./Spelman and Co., Inc.
           SII Investments, Inc.
           Sorrento Pacific Financial, LLC
           SunAmerica Securities, Inc.
           Triad Advisors, Inc.
           UBS Financial Services, Inc.
           Wachovia Securities, LLC
           WM Financial Services, Inc.
           United Planners' Financial Services of America
           Waterstone Financial Group, Inc.

      To obtain a current list of such firms, call 1-800-222-5852.

      Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Portfolios or Funds to effect portfolio transactions, the sale of Portfolio or Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Portfolios have adopted procedures to ensure that the sale of Portfolio or Fund shares is not considered when selecting brokers to effect portfolio transactions.

      Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES. WM Shareholder Services, Inc. acts as the transfer agent for the Portfolios and the Money Market Fund. As such, it registers the transfer, issuance, and redemption of Portfolio or Money Market Fund shares and disburses dividends and other distributions to Portfolio or Money Market Fund shareholders.

      Many Portfolio and Money Market Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Portfolios and the Money Market Fund often do not maintain an account for individual investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. WM Shareholder Services, Inc. pays these financial intermediaries fees for sub-transfer agency and related recordkeeping services in amounts generally ranging from $3 to $6 per customer account per annum and, as of the date of this prospectus, no intermediary receives more than $12 per customer account per annum. Retirement plans may also hold Portfolio or Money Market Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the Portfolios and Money Market Fund, may be paid up to 0.25% per annum of the average daily net assets held in the plan by WM Shareholder Services, Inc. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor as discussed in the prior section for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      THE AMOUNTS PAID TO FINANCIAL INTERMEDIARIES AND PLAN RECORDKEEPERS FOR SUB-TRANSFER AGENCY AND RECORDKEEPING SERVICES, AND THEIR RELATED SERVICE REQUIREMENTS MAY VARY ACROSS FUND GROUPS AND SHARES CLASSES. THIS MAY CREATE AN INCENTIVE FOR FINANCIAL INTERMEDIARIES AND THEIR INVESTMENT REPRESENTATIVES TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER OR ONE CLASS OF SHARES OVER ANOTHER.

OTHER POLICIES AND PRACTICES OF THE WM GROUP OF FUNDS

CHECK WRITING PRIVILEGE. The WM Group of Funds offers a check writing privilege, as discussed below.

      -     Available only for Class A shares of the Money Market Fund.

      -     $250 per check minimum applies.

      - The WM Group of Funds may charge a fee for checks presented for an amount in excess of the then-current value of the money market shares held in the account. In addition, the shareholder may be subject to fees and charges by the payee of the check. The Portfolios are not responsible for these fees and charges.

      - Failure to maintain a balance in the Money Market Fund sufficient to meet obligations (checks written) may result in the revocation of the check writing privilege and/or account closure.

DISTRIBUTION OF INCOME AND CAPITAL GAINS. The Portfolios and the Money Market Fund distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income, qualified dividend income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio. For more information, please see the section entitled "Tax Considerations" in this prospectus.

      - Dividends from the net investment income of the Money Market Fund will normally be declared daily and paid monthly.

      - Dividends from the net investment income of the Flexible Income, Conservative Balanced, Balanced, and Conservative Growth Portfolios will normally be declared and paid quarterly.

      - Dividends from the net investment income of the Strategic Growth Portfolio will normally be declared and paid annually.

      - Each of the Portfolios and the Money Market Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

      - The Portfolios and the Money Market Fund distribute net realized capital gains, if any, at least annually, normally in December.

      Dividends and capital gain distributions may be reinvested or paid directly to the shareholder; however, the Portfolios will automatically reinvest dividends or distributions of $10 or less. Automatic reinvestments of dividends and capital gain distributions are made at the NAV determined on the day the dividends or distributions are deducted from the Portfolio's NAV. Shareholders may indicate their choice at the time of account establishment or at a later time by contacting their Investment Representative or the Portfolios' offices. Options include:

      - Automatic reinvestment: Unless the shareholder chooses another option, all dividends and capital gain distributions are reinvested in additional shares of the same class of the Portfolio or the Money Market Fund, without an initial sales charge or being subject to a CDSC.

      - Reinvestment in another Portfolio or the Money Market Fund: Income dividends and capital gain distributions may be automatically invested in the same class of shares of another Portfolio or the Money Market Fund, provided that Portfolio and the Money Market Fund are available for sale in the shareholder's state of residence AND THE MINIMUM INITIAL INVESTMENT IS MET.

      - Cash payments: All dividends and capital gain distributions will be deposited in the shareholder's pre-authorized bank account or paid by check and mailed to the address of record.

MEDALLION SIGNATURE GUARANTEE. For the protection of our shareholders, the WM Group of Funds requires the Medallion Signature Guarantee on certain requests and documents. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program 2000 New Technology (STAMP/2000), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Medallion Signature Guarantees from financial institutions that do not participate in one of these programs or that use pre-STAMP 2000 Medallion will not be accepted. Contact the WM Group of Funds for more information.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless the shareholder recently purchased shares by check or Automated Clearing House ("ACH") transfer. In that case, redemption proceeds may be delayed up to 10 business days after the purchase transaction, to allow for the collection of funds. Under unusual circumstances, the Portfolio or Money Market Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or ACH transfer to the shareholder's address or bank account of record, without charge. Redemption proceeds sent via overnight service or wire may be subject to a fee (and the receiving institution may also charge a fee to receive a wire transmission).

SMALL ACCOUNTS. It is costly to maintain small accounts. Accordingly, the Portfolios and the Money Market Fund reserve the right to close or impose a fee on accounts below the minimum initial investment of $1,000. The fees would be deducted from the account and would be retained by the respective Portfolio or the Money Market Fund. Alternatively, an account may be closed after 60 days written notice. Accounts will not be closed if they fall below the minimum amount solely because of declines in market value. Shares would be redeemed at the next calculated NAV, less any applicable CDSC, on the day the fee is charged or the account is closed.

DUPLICATE MAILINGS. To reduce expenses to the Portfolios and the Money Market Fund, the WM Group of Funds attempts to eliminate duplicate mailings to the same address. The Portfolios and the Money Market Fund deliver a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. These documents, such as prospectuses, shareholder reports, and annual privacy notices, will be delivered in this manner indefinitely unless the shareholder instructs the WM Group of Funds otherwise. Shareholders or their Investment Representatives may request multiple copies of documents by contacting the WM Group of Funds at 1-800-222-5852.

TAX CONSIDERATIONS

      Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

      Generally, dividends paid by the Portfolio and the Money Market Fund from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Portfolios and the Money Market Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Portfolios and the Money Market Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gain.

      A dividend or distribution made shortly after the purchase of shares of a Portfolio or the Money Market Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to that shareholder as described above.

      Because of tax law requirements, you must provide the Portfolio or Money Market Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid the "back-up" withholding, which is currently imposed at a rate of 28%.

      Early in each calendar year, each Portfolio and the Money Market Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

      The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from the Portfolios, and, therefore, may increase the amount of taxes payable by shareholders.

      Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

      Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolios' and the Money Market Fund's yields on those securities would be decreased. In addition, the Portfolios' and the Money Market Fund's investments in foreign securities or foreign currencies may increase or accelerate the Portfolios' and the Money Market Fund's recognition of ordinary income and may affect the timing or amount of the Portfolios' and the Money Market Fund's distributions.

      Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.

      THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR THE MONEY MARKET FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR THE MONEY MARKET FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' and the Money Market Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Money Market Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' and the Money Market Fund's foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading. Under unusual circumstances, the Money Market Fund may determine its NAV on days which the New York Stock Exchange is not open for regular trading.

      In addition, the Portfolios and the Money Market Fund have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Portfolios and the Money Market Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and the Money Market Fund.

MANAGEMENT OF THE PORTFOLIOS

The Portfolios and the Money Market Fund are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth, and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.

      WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and each Fund's investment policies (subject to the terms of the relevant prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets.

      WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

PORTFOLIO MANAGERS

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager, and the portfolio managers' ownership of Portfolio shares.

RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO). Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

MICHAEL D. MEIGHAN, CFA, Vice President and Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product.

MANAGEMENT FEES

During their most recent fiscal years, each of the Portfolios and the Money Market Fund paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                    FEES PAID AS A PERCENTAGE
FUND                                      OF NET ASSETS
-------------------------------     -------------------------
Flexible Income Portfolio                    0.32%
Conservative Balanced Portfolio              0.32%
Balanced Portfolio                           0.32%
Conservative Growth Portfolio                0.32%
Strategic Growth Portfolio                   0.32%
Money Market Fund                            0.45%

A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for each Fund is available in the Fund's most recent Annual or Semiannual report to shareholders (for periods ending October 31 and April 30, respectively).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights tables are intended to help you understand the Portfolios' and the Money Market Fund's financial performance for the past 5 years (or, in the case of a newer Portfolio or Class, since the inception of the Portfolio or Class). Performance information is provided for all share classes except Class R-1 and R-2 shares, which were not offered prior to the date of this prospectus. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Portfolio or the Fund (assuming reinvestment of all dividends and distributions). The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolios' and Fund's financial statements, are included in their Annual Report to Shareholders, which is available upon request.

                     [FINANCIAL INFORMATION TO BE PROVIDED]

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Portfolios and the Money Market Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Portfolios' and the Money Market Fund's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Portfolios' and Fund's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 1-800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Portfolios and the Fund, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Portfolios on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-07577
Strategic Growth Portfolio
Conservative Growth Portfolio
Balanced Portfolio
Conservative Balanced Portfolio
Flexible Income Portfolio

FILE NO. 811-00123
Money Market Fund

                                WM GROUP OF FUNDS
                               I SHARE PROSPECTUS
                                  MARCH 1, 2006

                                        EQUITY FUNDS
                                        -REIT FUND
                                        -EQUITY INCOME FUND
                                        -GROWTH & INCOME FUND
                                        -WEST COAST EQUITY FUND
                                        -MID CAP STOCK FUND
                                        -GROWTH FUND
                                        -SMALL CAP VALUE FUND
                                        -SMALL CAP GROWTH FUND
                                        -INTERNATIONAL GROWTH FUND

                                        FIXED-INCOME FUNDS
                                        -SHORT TERM INCOME FUND
                                        -U.S. GOVERNMENT SECURITIES FUND
                                        -INCOME FUND
                                        -HIGH YIELD FUND

                                        MONEY MARKET FUND

     The WM Group of Funds provides a broad selection of investment choices.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

                                WM GROUP OF FUNDS

                                  MARCH 1, 2006

                                TABLE OF CONTENTS

                                               PAGE
                                               ----
Risk/Return Summary
   Equity Funds
   Fixed-Income Funds
   Money Market Fund
Summary of Principal Risks
Fees and Expenses of the Funds
Fund Investment Strategies
   Equity Funds
   Fixed-Income Funds
   Money Market Fund
Common Investment Practices
Investing in the Funds
Distribution Plan and Additional Information
   Regarding Intermediary Compensation
Redemptions and Exchanges of Shares
Tax Considerations
How Net Asset Value is Determined
Management of the Funds
Fund Managers
Management Fees
Financial Highlights
Appendix A

RISK/RETURN SUMMARY

The WM Group of Funds provides a broad selection of investment choices. This summary identifies the investment objective, principal investment strategies and principal risks of the mutual funds listed on the first page of this prospectus (each a "Fund", collectively the "Funds"). The principal investment strategies identified in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about each of the Funds, but there are some general principles WM Advisors, Inc. ("WM Advisors") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of each Fund's principal investment strategies includes some of the principal risks of investing in such a Fund. You can find a more detailed description of these and other principal risks of an investment in each Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

PERFORMANCE

Below the description of each Fund is a bar chart showing the investment returns of each Fund's Class I Shares for each of the past ten years (or for the life of the Fund if it is less than ten years old). The bar chart is intended to provide some indication of the volatility of the Funds' past returns. The performance table following each bar chart shows how average annual total returns of the Class I shares Fund, compare to returns of a broad-based securities market index for the last one, five, and ten years (or, in the case of a newer Fund or Class, since the inception of the Fund or Class). Past performance (before and after taxes) does not guarantee future results.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

EQUITY FUNDS

REIT FUND

OBJECTIVE This Fund seeks to provide a high level of current income and intermediate-term to long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES and fixed-income securities of issuers that are principally engaged in United States ("U.S.") real estate or related industries. The Fund's investments may also include convertible securities, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS ("ADRs") and EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), REPURCHASE AGREEMENTS, and ZERO-COUPON SECURITIES.

WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive valuations that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

-Market risk                         -Real Estate risk
-Credit risk                         -Derivatives risk
-Currency risk                       -Liquidity risk
-Foreign Investment risk             -Management risk
-Leveraging risk                     -Smaller Company risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

       ANNUAL RETURN
2005   [__________%]

During the periods shown above, the highest quarterly return was [______%] (for the quarter ended [_______]), and the lowest was [_____%] (for the quarter ended [_______]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)

                                                        Since Class I
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Inception (3/1/03)
-----------------------------------   -------------   ------------------
CLASS I Shares                            [___]                    [___]
NAREIT ALL REIT Index(1)                  [___]                    [___]

(1) The National Association of Real Estate Investment Trust (NAREIT) ALL REIT Index reflects the aggregate performance of all publicly traded REIT's that own, develop, and manage properties. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

EQUITY INCOME FUND

OBJECTIVE This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRs and EDRs, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

-Market risk                         -Real Estate risk
-Credit risk                         -Derivatives risk
-Currency risk                       -Liquidity risk
-Foreign Investment risk             -Management risk
-Leveraging risk                     -Smaller Company risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

       ANNUAL RETURN
       -------------
2001        7.78%
2002      -12.53%
2003       29.66%
2004       19.09%
2005     [______%]

During the periods shown above, the highest quarterly return was [_____%] (for the quarter ended [______]), and the lowest was [_____%] (for the quarter ended [_____]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)

                                                                      Since Class I
                                                                        Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year  Past Five Years     (8/1/00)
-----------------------------------   -------------  ---------------  -------------
CLASS I Shares                           [______]       [_______]       [______]
S&P 500(1)                               [______]       [_______]       [______]
S&P 500/BARRA VALUE INDEX(2)             [______]       [_______]       [______]

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

(2) Effective March 1, 2006, the [new index] replaced the S&P 500/Barra Value Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. The [update new index]. Index performance information reflects no deduction for fees, expenses, or taxes.

GROWTH & INCOME FUND

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

-Market risk                         -Real Estate risk
-Credit risk                         -Derivatives risk
-Currency risk                       -Liquidity risk
-Foreign Investment risk             -Management risk
-Leveraging risk                     -Smaller Company risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

       ANNUAL RETURN
       -------------
1999       18.56%
2000        1.86%
2001       -2.91%
2002      -20.11%
2003       26.56%
2004        9.00%
2005     [______%]

During the periods shown above, the highest quarterly return was [_____%] (for the quarter ended [_______]), and the lowest was [_____%] (for the quarter ended [_____]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (3/23/98)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
S&P 500(1)                               [_____]         [_______]         [______]

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

WEST COAST EQUITY FUND

OBJECTIVE This Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon, and Washington. The Fund's investments may include REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

-Market risk                         -Real Estate risk
-Credit risk                         -Derivatives risk
-Currency risk                       -Liquidity risk
-Foreign Investment risk             -Management risk
-Geographic Concentration risk       -Smaller Company risk
-Leveraging risk                     -Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
2000        6.99%
2001        6.69%
2002      -22.19%
2003       41.87%
2004       13.63%
2005     [______%]

During the periods shown above, the highest quarterly return was [_____%] (for the quarter ended [________]), and the lowest was [_____%] (for the quarter ended [______]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)(1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (6/7/99)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
RUSSELL 3000(R) GROWTH INDEX(2)          [_____]         [_______]         [______]

(1) The Fund's performance in 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Russell 3000(R) Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MID CAP STOCK FUND

OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 at the time of purchase (as of December 31, 2005, the S&P MidCap included companies with market capitalizations ranging from [$_______] billion to [$__________] billion). In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400.

Among the principal risks of investing in the Fund are:

-Market risk                         -Management risk
-Credit risk                         -Smaller Company risk
-Currency risk                       -Real Estate risk
-Foreign Investment risk             -Derivatives risk
-Leveraging risk                     -Liquidity risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

       ANNUAL RETURN
       -------------
2001       11.38%
2002      -10.07%
2003       27.23%
2004       14.24%
2005     [______%]

During the periods shown above, the highest quarterly return was [_______%] (for the quarter ended [________]), and the lowest was [__________%] (for the quarter ended [_______]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)

                                                                       Since Class I
                                                                         Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (3/1/00)
-----------------------------------   -------------   ---------------  -------------
CLASS I Shares                           [______]         [______]        [______]
S&P MIDCAP 400(1)                        [______]         [______]        [______]

(1) The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-size companies. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

GROWTH FUND

OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the portion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.

Among the principal risks of investing in the Fund are:

-Market risk                         -Derivatives risk
-Credit risk                         -Liquidity risk
-Currency risk                       -Management risk
-Foreign Investment risk             -Smaller Company risk
-Leveraging risk                     -Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1997        50.01%
1998        75.08%
1999        94.67%
2000       -21.68%
2001       -29.02%
2002       -31.37%
2003        28.49%
2004         8.15%
2005    [________%]

During the periods shown above, the highest quarterly return was [_____%] (for the quarter ended [__________]), and the lowest was [_____%] (for the quarter ended [____________]).

AVERAGE ANNUAL TOTAL RETURNS (With Maximum Sales Charges) (1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (7/25/96)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
CLASS I Shares                           [_____]         [_______]         [______]
RUSSELL 1000(R) GROWTH INDEX(2)          [_____]         [_______]         [______]

(1) The Fund's performance between 1999 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP VALUE FUND

OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Value Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Value Index included companies with market capitalizations ranging from [$] billion to [$] billion).

In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment approach and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Value Index.

Among the principal risks of investing in the Fund are:

-Market risk                       -Real Estate risk
-Credit risk                       -Derivatives risk
-Currency risk                     -Liquidity risk
-Foreign Investment risk           -Management risk
-Leveraging risk                   -Smaller Company risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

     2005   [___________%]

During the periods shown above, the highest quarterly return was [_______%] (for the quarter ended [______]), and the lowest was [________%] (for the quarter ended [_____]).

AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)

                                                        Since Class I
                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year        (3/1/04)
-----------------------------------   -------------     -------------
CLASS I Shares                           [_____]           [______]
RUSSELL 2000(R) VALUE INDEX (1)          [_____]           [______]

(1) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SMALL CAP GROWTH FUND

OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Growth Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Growth Index included companies with market capitalizations ranging from [$_________] billion to [$___________] billion).

In selecting investments for the Fund, WM Advisors or the Fund's sub-advisor look for individual companies that they believe offer potential for organic growth. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, products and services. The broad evaluation of a particular sector and market trends are also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000(R) Growth Index.

Among the principal risks of investing in the Fund are:

-Market risk                   -Derivatives risk
-Credit risk                   -Liquidity risk
-Currency risk                 -Management risk
-Foreign Investment risk       -Smaller Company risk
-Leveraging risk               -Fund-of-Funds risk
-Real Estate risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES) (1)

       ANNUAL RETURN
       -------------
1997       16.36%
1998        5.24%
1999       71.61%
2000      -11.53%
2001      -13.15%
2002      -47.00%
2003       70.52%
2004        4.70%
2005     [______%]

During the periods shown above, the highest quarterly return was [______%] (for the quarter ended [________]), and the lowest was [_________%] (for the quarter ended [_____]).

CLASS I AVERAGE ANNUAL TOTAL RETURNS(With Maximum Sales Charges)(1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (7/25/96)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
RUSSELL 2000(R) GROWTH INDEX(2)          [_____]         [_______]         [______]

(1) There were no Class I shares outstanding from April 13, 1999 to January 5, 2000. Yearly performance for 1999 and Average Annual Returns for periods including the period from April 13, 1999 to January 5, 2000 reflect the performance of the Fund's Class I shares, which have higher expenses and, therefore, lower performance. The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INTERNATIONAL GROWTH FUND

OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, the "developed market team" and the "emerging market equity team" at Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. WM Advisors will determine the portion of the Fund's assets to be managed by each team. Capital Guardian utilizes a research driven "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

-Market risk                    -Derivatives risk
-Credit risk                    -Liquidity risk
-Currency risk                  -Management risk
-Foreign Investment risk        -Smaller Company risk
-Leveraging risk                -Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)

       ANNUAL RETURN
       -------------
1997       15.45%
1998       25.44%
1999       50.84%
2000      -20.61%
2001      -18.20%
2002      -14.83%
2003       34.10%
2004       13.31%
2005     [______%]

During the periods shown above, the highest quarterly return was [_____%] (for the quarter ended [_______]), and the lowest was [-%] (for the quarter ended [______]).

AVERAGE ANNUAL TOTAL RETURNS (With Maximum Sales Charges)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (7/25/96)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
MORGAN STANLEY CAPITAL
INTERNATIONAL EAFE INDEX(1)              [_____]         [_______]         [______]

(1) The Morgan Stanley Capital International EAFE Index is a broad-based, market-capitalization weighted index includes the stock markets of 21 countries in Europe, Australasia and the Far East. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND

OBJECTIVE This Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The Fund's investments may also include corporate securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, MORTGAGE-BACKED and ASSET-BACKED SECURITIES and REITs.

Among the principal risks of investing in the Fund are:

-Market risk                   -Real Estate risk
-Credit risk                   -Derivatives risk
-Currency risk                 -Liquidity risk
-Foreign Investment risk       -Management risk
-Leveraging risk               -Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1997        5.21%
1998        4.80%
1999        3.08%
2000        8.33%
2001        8.52%
2002        5.98%
2003        4.87%
2004        1.87%
2005     [______%]

During the periods shown above, the highest quarterly return was [_______%] (for the quarter ended [________]), and the lowest was [_______%] (for the quarter ended [________]).

AVERAGE ANNUAL TOTAL RETURNS (With Maximum Sales Charges)(1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (7/25/96)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
CITIGROUP BROAD INVESTMENT-GRADE
CREDIT 1-3 YEARS INDEX(1)                [_____]         [_______]         [______]

(1) The Fund's performance between 1996 and 2005 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE This Fund seeks to provide a high level of current income consistent with safety and liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.

The Fund invests without limit in obligations of U.S. government agencies or instrumentalities including obligations that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. These obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

Among the principal risks of investing in the Fund are:

-Market risk               -Derivatives risk
-Credit risk               -Liquidity risk
-Leveraging risk           -Management risk
-Fund-of-Funds risk

CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1999         0.13%
2000        10.27%
2001         7.16%
2002         8.37%
2003         1.83%
2004         3.95%
2005    [________%]

During the periods shown above, the highest quarterly return was [________%] (for the quarter ended [__________]), and the lowest was [________%] (for the quarter ended [_________]).

AVERAGE ANNUAL TOTAL RETURNS (With Maximum Sales Charges) (1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (3/23/98)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
CITIGROUP MORTGAGE INDEX(2)              [_____]         [_______]         [______]

(1) The Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2) The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30-and 15-year agency-issued (Government National Mortgage Association ("GNMA"), FNMA, and FHLMC) pass-through-securities as well as FNMA and FHLMC balloon mortgages. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

INCOME FUND

OBJECTIVE This Fund seeks to provide a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REITS.

Among the principal risks of investing in the Fund are:

-Market risk                  -Real Estate risk
-Credit risk                  -Derivatives risk
-Currency risk                -Liquidity risk
-Foreign Investment risk      -Management risk
-Leveraging risk              -Fund-of-Funds risk


CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1999         0.09%
2000         9.05%
2001         8.09%
2002         8.11%
2003         8.95%
2004         5.53%
2005    [________%]

During the periods shown above, the highest quarterly return was [_______%] (for the quarter ended [_________]), and the lowest was [__________%] (for the quarter ended [_______]).

ANNUAL TOTAL RETURNS (With Maximum Sales Charges)(1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (3/23/98)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
CITIGROUP BROAD INVESTMENT-GRADE
BOND INDEX(2)                            [_____]         [_______]         [______]

(1) The Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade securities. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

HIGH YIELD FUND

OBJECTIVE This Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-yielding, high risk BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds"), which may include FOREIGN INVESTMENTS. The Fund may also invest in higher-rated FIXED-INCOME SECURITIES, preferred stocks and convertible securities.

Among the principal risks of investing in the Fund are:

-Market risk                  -Derivatives risk
-Credit risk                  -Liquidity risk
-Currency risk                -Management risk
-Foreign Investment risk      -Smaller Company risk
-Leveraging risk              -Real Estate Risk
-Fund-of-Funds risk





CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1999        12.02%
2000        -1.53%
2001         3.14%
2002         3.66%
2003        28.10%
2004        11.92%
2005     [_______%]

During the period shown above, the highest quarterly return was [_______%] (for the quarter ended [_______]), and the lowest was [_________%] (for the quarter ended [________]).

ANNUAL TOTAL RETURNS(1) (With Maximum Sales Charges)(1)

                                                                        Since Class I
                                                                          Inception
FOR PERIODS ENDED DECEMBER 31, 2005   Past One Year   Past Five Years     (7/28/98)
-----------------------------------   -------------   ---------------   -------------
CLASS I Shares                           [_____]         [_______]         [______]
CITIGROUP HIGH YIELD MARKET INDEX(2)     [_____]         [_______]         [______]

(1) The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Citigroup High Yield Market Index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

MONEY MARKET FUND

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES,
REPURCHASE AGREEMENTS, and WHEN-ISSUED and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

-Market risk                  -Liquidity risk
-Credit risk                  -Management risk
-Foreign Investment risk      -Money Market risk
-Leveraging Risk              -Fund-of-Funds risk



CALENDAR YEAR TOTAL RETURNS (CLASS I SHARES)(1)

       ANNUAL RETURN
       -------------
1999       4.56%
2000       6.01%
2001       3.65%
2002       1.31%
2003       0.70%
2004       0.93%
2005       [___%]

During the periods shown above the highest quarterly return was [_____%] (for the quarter ended [______]), and the lowest was [_____%] (for the quarters ended [______]).

ANNUAL TOTAL RETURNS(1) (With Maximum Sales Charges)(1)

                                                                             Since Class I
                                                Past One                       Inception
FOR PERIODS ENDED DECEMBER 31, 2005               Year     Past Five Years     (3/23/98)
-----------------------------------             --------   ---------------   -------------
CLASS I Shares                                   [____]         [____]           [____]
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(2)    [____]         [____]           [____]

(1) The Fund's performance between 1995 and 2004 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of 3-month U.S. Treasury bills currently available in the marketplace. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds are subject to principal risks. These risks can changeover time, because the types of investments made by the Funds can change overtime. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Funds, their investments and the related risks is located in the "Fund Investment Strategies and Risks" section of this prospectus.

CREDIT RISK. Each of the Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITs or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, High Yield, and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. All of the Funds are subject to leveraging risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income and Growth & Income Funds and the Fixed-Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, Funds that focus investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Funds may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings.

One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Fund is likely to decline because its income-producing equity or fixed-income investments are likely to be worth less.

Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.

Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES which may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable - when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment in kind securities.

Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.

The Equity Funds, by investing in equity securities such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds that invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

FUND-OF-FUNDS RISK. The WM Strategic Asset Management Portfolios, LLC (the "Portfolios") invest in shares of the Equity and Fixed-Income Funds and the Money Market Fund. From time to time, one or more of a Portfolio's underlying funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase, and may result in a Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

At October 31, 2005, the WM Strategic Asset Management Portfolios, LLC hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                 PORTFOLIOS
                                  -----------------------------------------------------------------------
                                   FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                    INCOME      BALANCED     BALANCED       GROWTH       GROWTH
NAME OF FUND                      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO   TOTAL
------------                      ---------   ------------   ---------   ------------   ---------   -----
REIT Fund                            2.5            3.0          33.5          33.5        19.9      92.4
Equity Income Fund                   1.6            1.9          19.0          17.6        10.9      51.0
Growth & Income Fund                 2.9            2.6          24.9          26.1        18.2      74.7
West Coast Equity Fund               0.7            1.1          13.0          14.2        10.7      39.7
Mid Cap Stock Fund                   3.3            2.5          27.9          29.2        23.2      86.1
Growth Fund                          2.8            2.6          29.9          31.5        19.1      85.9
Small Cap Value Fund                 3.1            2.7          31.5          34.3        22.5      94.1
Small Cap Growth Fund                3.0            1.9          22.3          25.0        17.7      69.9
International Growth Fund             --            3.3          32.6          33.9        22.8      92.6
Short Term Income Fund              44.4           13.0          15.3            --          --      72.7
U.S. Government Securities Fund     17.9            9.6          43.4          15.9          --      86.8
Income Fund                         19.2            9.1          37.0          10.7          --      76.0
High Yield Fund                      8.0            3.9          24.4          15.2        11.8      63.3

GEOGRAPHIC CONCENTRATION RISK. Funds such as the West Coast Equity Fund that invest significant portions of their assets in concentrated geographic areas like the northwestern United States and/or California generally have more exposure to regional economic risks than funds making investments more broadly.

MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low-risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investments' purchasing power over time.

REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Growth, Small Cap Value, Short Term Income and Income Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITs in which it invests will fail to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund generally have the greatest exposure to this risk.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund other than credit risk, fund-of-funds risk, leveraging risk, liquidity risk, management risk, and market risk, which apply to all of the Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                    Foreign      Geographic                    Real
                         Currency   Derivatives   Investment   Concentration   Money Market   Estate       Small
                           Risk         Risk         Risk           Risk           Risk        Risk    Company Risk
                         --------   -----------   ----------   -------------   ------------   ------   ------------
REIT Fund                    X           X             X                                         X           X
Equity Income Fund           X           X             X                                         X           X
Growth & Income Fund         X           X             X                                         X           X
West Coast Equity Fund       X           X             X             X                           X           X
Mid Cap Stock Fund           X           X             X                                         X           X
Growth Fund                  X           X             X                                                     X
Small Cap Value Fund         X           X             X                                         X           X
Small Cap Growth Fund        X           X             X                                         X           X
International Growth         X           X             X
Fund
Short Term Income Fund       X           X             X
U.S. Government              X           X             X
Securities Fund
Income Fund                  X           X             X
High Yield Fund              X           X             X
Money Market                                           X                             X
Fund

FEES AND EXPENSES OF THE FUNDS

This section describes the fees and expenses that you may pay if you invest in Class I shares of a Fund. Each of the Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Funds, please contact WM Shareholder Services at 1-800-222-5852. The examples on the following pages are intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

SHAREHOLDER FEES                                   CLASS I
(fees paid directly from your investment)           SHARES
-----------------------------------------       -------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        0.00%

Maximum deferred sales charge ("load")
(as a percentage of original purchase price
or redemption proceeds, as applicable)               0.00%

                                                  Annual Fund
                                              Operating Expenses
                                          (expenses that are deducted
                                               from Fund assets)
                                  ------------------------------------------
                                  Management     Other     Total Annual Fund
CLASS I SHARES                       Fees      Expenses   Operating Expenses
--------------                    ----------   --------   ------------------
REIT Fund                           [_____]     [_____]         [_____]
Equity Income Fund                  [_____]     [_____]         [_____]
Growth & Income Fund                [_____]     [_____]         [_____]
West Coast Equity Fund              [_____]     [_____]         [_____]
Mid Cap Stock Fund                  [_____]     [_____]         [_____]
Growth Fund                         [_____]     [_____]         [_____]
Small Cap Value Fund                [_____]     [_____]         [_____]
Small Cap Growth Fund               [_____]     [_____]         [_____]
International Growth Fund           [_____]     [_____]         [_____]
Short Term Income Fund              [_____]     [_____]         [_____]
U.S. Government Securities Fund     [_____]     [_____]         [_____]
Income Fund                         [_____]     [_____]         [_____]
High Yield Fund                     [_____]     [_____]         [_____]
Money Market Fund                   [_____]     [_____]         [_____]

FUND INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus or the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

EQUITY FUNDS

REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in REITs securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its net assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington, (ii) over 50% of their work force employed in the region, or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this six state area.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (as of December 31, 2005, the S&P MidCap 400 included companies with market capitalizations ranging from [$] billion to [$] billion). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

The Fund's portfolio is managed by three sub-advisors: Janus Capital Management, LLC, Salomon Brothers Asset Management, Inc, and OppenheimerFunds, Inc. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Value Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Value Index included companies with market capitalizations ranging from [$] billion to [$] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

SMALL CAP GROWTH FUND. The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Growth Index at the time of purchase (as of December 31, 2005, the Russell 2000(R) Growth Index included companies with market capitalizations ranging from [$] billion to [$] billion). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock.

The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believes that doing so will be consistent with the goal of capital appreciation.

The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian: the "developed market team" and the "emerging market equity team." WM Advisors determines the portion of the Fund's assets to be managed by each team.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P or Fitch, or if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.

The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S.

dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations and repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions limited in aggregate to no more than 25% of its total net assets.

INCOME FUND. The Income Fund invests most of its assets in:

-    fixed-income and convertible securities;

- U.S. government securities, including mortgage-backed securities issued by the GNMA, FNMA, and FHLMC or similar government agencies or government-sponsored entities;

-    commercial mortgage-backed securities;

-    obligations of U.S. banks that belong to the Federal Reserve System;

-    preferred stocks and convertible preferred stocks;

-    the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

-    deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions limited in aggregate to no more than 25% of its total net assets. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% (limited to 20% unless authorized by the Trusts' Board of Trustees) of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. The High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including fixed-income securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

MONEY MARKET FUND

MONEY MARKET FUND. The Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

- rated by at least two NRSROs, such as S&P, Fitch or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

-    if not so rated, are determined to be of comparable quality.

In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

-    U.S. government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- U.S. dollar denominated securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

-    repurchase agreements.

A description of the rating systems of S&P, Fitch and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Fund will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that the Fund will be able to do so.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which WM Advisors or the respective sub-advisor may employ in pursuit of that Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth & Income, Growth, and Income Funds may invest up to 35% of its total assets, and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value and Small Cap Growth Funds each may invest up to 20% of its total assets in below- investment-grade fixed-income securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities, and will generally invest at least 80% of its assets in such securities.

Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Small Cap Growth, International Growth, and Short Term Income Funds, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Growth & Income, West

Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield, and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds.

The Short Term Income, U.S. Government Securities, Income and High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES, including MUNICIPAL OBLIGATIONS, rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income and Growth & Income Funds, and the Fixed-Income Funds may purchase FLOATING RATE, INVERSE FLOATING RATE and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.

The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are FLOATING RATE, INVERSE FLOATING RATE and VARIABLE RATE OBLIGATIONS.

Each of the REIT, Equity Income, and Growth & Income Funds, as well as the Fixed-Income Funds, may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING-RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING-RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income,, Income and High Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.

While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

-    fluctuations in currency exchange rates;

-    devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

-    reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), GLOBAL DEPOSITARY RECEIPTS ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of their investments.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, and High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of each Fund except the Equity Income, Growth & income, West Coast Equity and U.S. Government Securities Funds, and up to 10% of the net assets of the Money Market Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:

-    repurchase agreements with maturities greater than seven calendar days;

-    time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

-    certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven calendar days; and

- securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Funds.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making restricted securities, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.

The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition and the purchase of principal-only and interest-only securities will be limited to 5% of total assets for each Fund unless authorized by the Trusts' Board of Trustees. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, High Yield, and Money Market Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL OBLIGATIONS, LEASES, AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The Money Market Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

"AMT-SUBJECT BONDS" are MUNICIPAL OBLIGATIONS issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-SUBJECT BONDS is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in AMT-SUBJECT BONDS.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Fund, except the Money Market Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Fixed-Income Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk.

All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:

- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

- to protect the Fund's unrealized gains in the value of its portfolio securities;

-    to facilitate the sale of such securities for investment purposes;

-    to manage the effective maturity or duration of the Fund's portfolio; or

- to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.

The use of strategic transactions involves special considerations and risks; for example:

- the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

- the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;

- the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and

- the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.

STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. GOVERNMENT SECURITIES, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED- DELIVERY BASIS. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY BASIS, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. With the exception of the Money Market Fund, historical portfolio turnover rates for each of the funds are shown under "Financial Highlights" in this prospectus. WM Advisors and the sub-advisors will not consider a Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objectives and policies.

INVESTING IN THE FUNDS

CLASS I SHARES

Class I shares are available for purchase only by the various series of WM Strategic Asset Management Portfolios, LLC, except that WM Advisors and its affiliates may purchase Class I shares of the Money Market Fund.

They are sold at the net asset value next determined after receipt of a properly completed purchase order, and are not subject to a contingent deferred sales charge.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES OF ANY CLASS AT ANY TIME. Each Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

MARKET TIMING. The Funds are not intended for "market timing" or other forms of abusive short-term trading. If the Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Funds' net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Fund's net asset value per share for long-term investors.

Frequent traders wishing to engage in market timing should not purchase the Funds. The Trusts' Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to each Fund other than the Money Market Fund. The procedures include the use of "fair value" pricing, redemption fees and the refusal of purchase transactions. These procedures are applied uniformly, although the redemption fee does not apply to shares acquired through reinvestment of dividends, distributions, and redemption proceeds, and to investments made by WM Strategic Asset Management Portfolios, LLC. The redemption fee may be waived by the Funds' chief compliance officer upon a determination that the redemption did not harm the Fund. Fair value pricing is applied when reliable market quotations are not readily available including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The International Growth Fund currently charges a 2.00% redemption fee for redemptions within 90 days of the purchase date. The Funds' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Funds reserve the right to reject and/or reverse any purchases, including purchases by exchange.

Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Fund other than the Money Market Fund, which is intended for short-term investment horizons, there is no assurance that short-term trading will not occur. In addition, the Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds disclose their month-end portfolio holdings on the Distributor's website for the Funds at wmgroupoffunds.com on the last business day of the following month. The Funds also will disclose their largest ten holdings as of month end on the first business day following the 15th day of the following month earlier than 15 days after the end of each month. Selected third parties may be provided portfolio holdings information solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and at wmgroupoffunds.com.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES. WM Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for individual investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. WM Shareholder Services, Inc. pays these financial intermediaries fees for sub-transfer agency and related recordkeeping services in amounts generally ranging from $3 to $6 per customer Fund account per annum, and no intermediary currently receives more than $12 per customer Fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan record keepers, who may have affiliated financial intermediaries that sell shares of the

Funds, may be paid up to 0.25% per annum of the average daily net assets held in the plan by WM Shareholder Services, Inc. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor as discussed in the prior section for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

THE AMOUNTS PAID TO FINANCIAL INTERMEDIARIES AND PLAN RECORDKEEPERS FOR SUB-TRANSFER AGENCY AND RECORDKEEPING SERVICES, AND THEIR RELATED SERVICE REQUIREMENTS, MAY VARY ACROSS FUND GROUPS AND SHARE CLASSES. THIS MAY CREATE INCENTIVE FOR FINANCIAL INTERMEDIARIES AND THEIR INVESTMENT REPRESENTATIVES TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER OR ONE CLASS OF SHARES OVER ANOTHER.

DISTRIBUTION OF INCOME AND CAPITAL GAINS. The Funds distribute dividends from net investment income (which is essentially interest and dividends from securities minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income, qualified dividend income, and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. For more information, please see the section entitled "Tax Considerations" in this prospectus.

- Dividends from the net investment income of the Fixed-Income and Money Market Fund will normally be declared daily and paid monthly.

- Dividends from the net investment income of the Equity Income and REIT Funds will normally be declared and paid quarterly.

- Dividends from the net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, Small Cap Growth, and International Growth Funds will normally be declared and paid annually.

- Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

- The Funds distribute net realized capital gains, if any, at least annually, normally in December.

Dividends and capital gain distributions may be reinvested or paid directly to the shareholder; however, the Funds will automatically reinvest dividends or distributions of $10 or less. Automatic reinvestments of dividends and capital gain distributions are made at the NAV determined on the day the dividends or distributions are deducted from the Fund's NAV. Shareholders may indicate their choice at the time of account establishment or at a later time by contacting their Investment Representative or the Funds' offices. Options include:

- Automatic reinvestment: Unless the shareholder chooses another option, all dividends and capital gain distributions are reinvested in additional shares of the same class of the Fund, without an initial sales charge or being subject to a CDSC.

- Reinvestment in another fund: Income dividends and capital gain distributions may be automatically invested in the same class of shares of another fund, provided that fund is available for sale in the shareholder's state of residence and the minimum initial investment is met.

- Cash payments: All dividends and capital gain distributions will be deposited in the shareholder's pre-authorized bank account or paid by check and mailed to the address of record.

REDEMPTIONS AND EXCHANGES OF SHARES

REDEMPTIONS. Shareholders may contact their Investment Representative or the WM Group of Funds to redeem their shares. Redemptions are effected at the NAV next calculated after receipt, by the WM Group of Funds or its agent, of a properly completed request, less any applicable CDSC.

Shares that are registered in the shareholder's name with the transfer agent may be redeemed at any time in the following ways:

- Shareholders may authorize telephone or Internet transactions when their account is established or in writing at a later time. Provided the shareholder has pre-authorized these transactions, shares may be redeemed by contacting the WM Group of Funds at 1-800-222-5852. Telephone transaction privileges may be restricted and generally, redemptions will not be allowed for amounts totaling more than $50,000 per Fund per day.(1)

- The Investment Representative may request telephone or Internet transactions on the shareholder's behalf. Proceeds must be directed to a pre-authorized bank or brokerage account or to the address of record for the account. Investment Representatives may request redemptions in excess of the $50,000 per Fund per day limit.(1)

- Shareholders may redeem shares by submitting a written request to the WM Group of Funds. Written requests, including requests for redemptions exceeding $50,000, redemptions due to death, and redemptions payable to an alternate payee, address or bank, may require a Medallion Signature Guarantee. Please contact the WM Group of Funds for additional information.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders or their Investment Representatives may initiate systematic withdrawals by telephone or in writing. Requirements to establish and maintain a systematic withdrawal plan are as follows.

- $5,000 minimum balance in the applicable Fund at the time the systematic withdrawal plan is established.(2)

-    Automatic cash redemptions of at least $50.(3)

- Shares of the applicable Fund will be redeemed to provide the requested payment.

(1) Note: The WM Group of Funds' telephone representatives are available Monday-Friday, 8:00 a.m.-9:00 p.m. (Eastern Time) to assist both Investment Representatives and shareholders. During holidays or days when the NYSE closes early, the offices of the Funds may be closed or may close early as well. The Funds also maintain a voice response unit ("VRU"), which provides account access 24 hours a day. It may be difficult to reach the WM Group of Funds by telephone during periods of unusual economic or market activity. Please be persistent during these times. For your protection, all telephone instructions are verified by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. If these or other reasonable procedures are used, neither the transfer agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the transfer agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if they fail to follow reasonable procedures.

(2) The minimum balance and minimum dollar requirement is waived for IRA or other qualified retirement accounts to the extent necessary to meet a Required Minimum Distribution as defined by the Internal Revenue Service.

(3) Note: Exceptions may apply. Please contact the WM Group of Funds for additional information.

EXCHANGES. Shareholders may contact their Investment Representative or the WM Group of Funds to exchange or arrange for automatic monthly exchanges of their shares. Shareholders may exchange shares of any of the Funds for shares of the same class of any of the other Funds in the WM Group of Funds or any of the Portfolios within the WM Strategic Asset Management Portfolios, LLC. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

- All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in the shareholder's state of residence.

- Exchanges are made at the relative NAVs of the shares being exchanged next determined after receipt of a properly completed exchange request.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased Fund shares by check or Automated Clearing House ("ACH") transfer. In that case, redemption proceeds may be delayed for up to 10 business days after the purchase transaction, to allow for collection of funds. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or ACH transfer to the shareholder's address or bank account of record, without charge. Redemption proceeds may be subject to a fee (and the receiving institution may also charge a fee to receive a wire transmission).

MEDALLION SIGNATURE GUARANTEE. For the protection of our shareholders, the WM Group of Funds requires the Medallion Signature Guarantee on certain requests and documents. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer

Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program 2000 New Technology (STAMP/2000), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Medallion Signature Guarantees from financial institutions that do not participate in one of these programs or that use pre-STAMP 2000 Medallion will not be accepted. Contact the WM Group of Funds for more information.

SMALL ACCOUNTS. It is costly to maintain small accounts. Accordingly, the Funds reserve the right to close or impose a fee on accounts below the minimum initial investment of $1,000. The fees would be deducted from the account and would be retained by the respective Fund. Alternatively, an account may be closed after 60 days written notice. Accounts will not be closed if they fall below the minimum amount solely because of declines in market value. Shares would be redeemed at the next calculated NAV, less any applicable CDSC, on the day the fee is charged or the account is closed.

DUPLICATIVE MAILINGS. To reduce expenses to the Funds, the WM Group of Funds attempts to eliminate duplicate mailings to the same address. The Funds deliver a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. These prospectus and shareholder reports, including the annual privacy notice, will be delivered in this manner indefinitely unless the shareholder instructs the WM Group of Funds otherwise. Shareholders or their Investment Representatives may request multiple copies of documents by contacting the WM Group of Funds at 1-800-222-5852.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For the taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security Number) to avoid "back-up" withholding, which is currently imposed at a rate of 28%.

Early in each calendar year each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the International Growth Fund may be entitled to claim a creditor deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days which the New York Stock Exchange is not open for regular trading.

In addition, the Funds have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Funds.

MANAGEMENT OF THE FUNDS

The Funds are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth and International Growth Funds to sub-advisors. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information see the SAI. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. In connection with its service as investment advisor to each Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated below and are responsible for continuously reviewing, supervising and administering those Funds' respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the INTERNATIONAL GROWTH FUND. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately [$] billion as of December 31, 2005.

SALOMON BROTHERS ASSET MANAGEMENT, INC ("Salomon"), 399 Park Avenue, New York, New York 10022, which acts as sub-advisor to the GROWTH FUND, is an indirect, wholly-owned subsidiary of Legg Mason, Inc. Salomon was established in 1987 and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, Salomon had approximately [$] billion in assets under management.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the GROWTH FUND. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately [$] billion.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the GROWTH FUND. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than [$] billion in assets as of December 31, 2005, including Oppenheimer funds with more than [] million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

DELAWARE MANAGEMENT COMPANY ("Delaware"), 2005 Market Street, Philadelphia, Pennsylvania 19103, acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Delaware is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of September 30, 2005, DMH and it subsidiaries had approximately [$] billion in assets under management. DMH and Delaware are indirect, wholly-owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.

OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis"), 951 Ice Cream Drive, North Aurora, Illinois 60542, acts as one of two sub-advisors to the SMALL CAP GROWTH FUND. Oberweis is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately [$] million in assets under management.

FUND MANAGERS

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

GARY J. POKRZYWINSKI, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Fixed-Income Funds and has been primarily responsible for the day-to-day management of the HIGH YIELD FUND since April 1998. He has been responsible for co-managing the INCOME FUND with John Friedl since March 2005. Between 1992 and March 2005, he was primarily responsible for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by WM Advisors since 1992.

STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WM Advisors has had primary responsibility for the day-to-day management of the GROWTH & INCOME FUND since March 2003. Previously, Mr. Spencer co-managed the Small Cap Growth Fund with Dave W. Simpson from March 2005 to April 2005. Previously, he co-managed the Growth & Income Fund from January 2000 to March 2003. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. from 1985 to 1999.

DANIEL R. COLEMAN, Vice President, Head of Equity Research and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Coleman has had primary responsibility for the day-to-day management of the MID CAP STOCK FUND since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.

PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the WEST COAST EQUITY FUND since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.

JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the INCOME FUND with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at WM Advisors since August 1998.

DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the SMALL CAP VALUE FUND and REIT FUND since March 2004 and August 2005, respectively. Previously, he co-managed the Small Cap Growth Fund with Stephen Q. Spencer from March 2005 to April 2005. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.

CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the SHORT TERM INCOME and U.S. GOVERNMENT SECURITIES FUNDS since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the EQUITY INCOME FUND since October 1, 2005. Prior to joining WM Advisors in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where was a principal and director of the firm.

CAPITAL GUARDIAN has been sub-advisor for the INTERNATIONAL GROWTH FUND since June 1999. Effective March 1, 2006, there will be two separate investment management teams of Capital Guardian, the existing developed market team and the new emerging market equity team that will share in the investment management of the International Growth Fund. For the "developed market team," Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky, Rudolf M. Staehelin, Seung Kwak, and John M. N. Mant. MR. FISHER is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1969. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President, Vice Chairman and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. MR. REED is a Director and a Senior Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director -- Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K.
(CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments and he holds the Chartered Financial Analyst Designation. MR. MANT is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited and has been with the organization since 1990.

For the "emerging market equity team", Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: OSMAN
Y. AKIMAN, CHRISTOPHER CHOE, DAVID I. FISHER, VICTOR D. KOHN, NANCY J. KYLE, LUIS FREITAS DE OLIVEIRA and SHAW B. WAGENER. Note that Mr. Fisher and Ms. Kyle are also members of the developed market team and their experience is noted above. MR. AKIMAN is Director of Capital International Research Inc. and Vice President of Capital International Ltd. with Portfolio Management responsibilities in Global Emerging Markets and Asia Pacific ex. Japan mandates and has been employed by the organization since 1994. MR. CHOE is Senior Vice President and portfolio manager of Capital International, Inc. and has been employed by the organization since 1990. MR. KOHN, a member of the organization since 1986, is President of Capital International, Inc., a Senior Vice President and a Director of Capital International Research, Inc., Chairman of Capital International, Inc.'s Emerging Markets Investment Committee, and an emerging markets equity portfolio manager. He is also an Executive Vice President of Capital International, Inc.'s Emerging Markets Growth Fund and he holds the Chartered Financial Analyst designation. MR. DE OLIVEIRA is Senior Vice President and Director of Capital International S.A. A member of the organization since 1994, he also serves on the board of several of Capital International's Luxembourg-based mutual funds. MR. WAGENER is Chairman of Capital International, Inc. (CII), a Senior Vice President and Director of Capital Group International, Inc. (CGII), and serves as a Director of Capital Guardian Trust Company (CGTC), and The Capital Group Companies, Inc. (CGC). He is an emerging markets equity portfolio manager and the Vice Chairman of the Investment Committee for emerging markets. He also is on Capital International, Inc.'s Private Equity Investment Committee. MR. WAGENER joined the organization in 1981 and has also served as the head of equity trading for Capital Research and Management Company and he holds the Chartered Financial Analyst designation.

ALAN BLAKE, CFA, Managing Director and Senior Portfolio Manager of Salomon, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND's portfolio managed by Salomon since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by Salomon since August 1991.

E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the GROWTH FUND's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.

WILLIAM L. WILBY, CFA, and MARC L. BAYLIN, CFA, are the co-portfolio managers of the portion of the GROWTH FUND's portfolio managed by Oppenheimer and are principally responsible for the day-to-day management of that portion's investments. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer and Director of Equities of Oppenheimer since July 2004. Mr. Wilby was Director of International Equities of Oppenheimer from May 2000 through July 2004.

Mr. Baylin is a Vice President of Oppenheimer and a member of the Growth Equity Investment Team. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Messrs. Wilby and Baylin are portfolio managers of other Oppenheimer funds.

JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the SMALL CAP GROWTH Fund's assets managed by Oberweis. He specializes exclusively in managing portfolios of high growth small cap companies. Mr. Oberweis has been Director since 2003, President since 2001,and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.

MARSHALL T. BASSETT has primary responsibility for making day-to-day investment decisions of the portion of the SMALL CAP GROWTH FUND's portfolio that is managed by Delaware. When making decisions, Mr. Bassett regularly consults with STEVEN G. CATRICKS, BARRY S. GLADSTEIN, CHRISTOPHER M. HOLLAND, STEVEN T. LAMPE, MATTHEW TODOROW, RUDY D. TORRIJOS III and LORI P. WACHS. MR. BASSETT assumed responsibility for the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware in April 2005. Mr. Bassett, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. MR. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. MR. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. MR. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, MR. HOLLAND was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. MR. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Mr. Todorow, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Prior to that, MR. TODOROW served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. MR. TORRIJOS, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. MS. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                             Fees Paid as a Percentage
FUNDS                                              of Net Assets
-----                                        -------------------------
REIT Fund ................................            [_____]
Equity Income Fund .......................            [_____]
Growth & Income Fund .....................            [_____]
West Coast Equity Fund ...................            [_____]
Mid Cap Stock Fund .......................            [_____]
Growth Fund ..............................            [_____]
Small Cap Value Fund .....................            [_____]
Small Cap Growth Fund ....................            [_____]
International Growth Fund ................            [_____]
Short Term Income Fund ...................            [_____]
U.S. Government Securities Fund ..........            [_____]
Income Fund ..............................            [_____]
Money Market Fund ........................            [_____]

*    Including amounts paid to sub-advisor(s).

A discussion of the material factors considered by the Trustees of the Trusts in approving investment advisory contract(s) for each Fund is available in the Fund's most recent Annual or Semiannual report to shareholders (for periods ending October 31 and April 30, respectively).

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or in the case of a newer Fund or Class, since the inception of the Fund or Class). Performance information is provided for Class I shares only. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Funds' financial statements, are included in their Annual Reports to Shareholders, which are available upon request.

                     [FINANCIAL INFORMATION TO BE PROVIDED]

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

+ D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

INVESTMENT-GRADE

+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

+ A -- High credit quality. A ratings denote a low expectation of credit risk.

The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

+ CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

+ DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Funds. The SAI and The Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Funds' recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 1-800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

                               FILE NO. 811-00123
                                    REIT FUND
                               EQUITY INCOME FUND
                              GROWTH & INCOME FUND
                             WEST COAST EQUITY FUND
                               MID CAP STOCK FUND
                              SMALL CAP VALUE FUND
                         U.S. GOVERNMENT SECURITIES FUND
                                   INCOME FUND
                                 HIGH YIELD FUND
                                MONEY MARKET FUND

                               FILE NO. 811-05775
                                   GROWTH FUND
                              SMALL CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                             SHORT TERM INCOME FUND

                                   WM TRUST I
                                   WM TRUST II
                  WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                          1201 THIRD AVENUE, 22ND FLOOR
                            SEATTLE, WASHINGTON 98101
                                  800-222-5852

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2006

                      STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                          -   Flexible Income Portfolio

                          -   Conservative Balanced Portfolio

                          -   Balanced Portfolio

                          -   Conservative Growth Portfolio

                          -   Strategic Growth Portfolio

                                  EQUITY FUNDS

                          -   REIT Fund

                          -   Equity Income Fund

                          -   Growth & Income Fund

                          -   West Coast Equity Fund

                          -   Mid Cap Stock Fund

                          -   Growth Fund

                          -   Small Cap Value Fund

                          -   Small Cap Growth Fund

                          -   International Growth Fund

                               FIXED-INCOME FUNDS

                          -   Short Term Income Fund

                          -   U.S. Government Securities Fund

                          -   Income Fund

                          -   High Yield Fund

                                 MUNICIPAL FUNDS

                          -   Tax-Exempt Bond Fund

                          -   California Municipal Fund

                          -   California Insured Intermediate Municipal Fund

                                MONEY MARKET FUND

This Statement of Additional Information (the "SAI") is not a prospectus but supplements the information contained in the current prospectuses of the WM Group of Funds dated March 1, 2006 (collectively, the "prospectus"), and should be read in conjunction with such prospectus. The Annual Report of the Portfolios and the Funds for the fiscal period ended October 31, 2005 is incorporated by reference in this SAI. The Prospectus may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services"), by accessing wmgroupoffunds.com or by calling Shareholder Services at 1-800-222-5852.

CONTENTS

                                                                            PAGE
Organization

Management

Investment Restrictions

Disclosure of Portfolio Holdings

Portfolio Turnover

Securities Transactions

Net Asset Value

How to Buy and Redeem Shares

Taxes

Distributor

Appendix

ORGANIZATION

The Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds (the "WM Trust I Funds") are each series of WM Trust
I. The Short Term Income, California Municipal, California Insured Intermediate Municipal, Growth, International Growth, and Small Cap Growth Funds (the "WM Trust II Funds") are each series of WM Trust II. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Conservative Balanced, and Flexible Income Portfolios (collectively referred to in this SAI as the "Portfolios") are each series of WM Strategic Asset Management Portfolios, LLC. WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC are collectively referred to in this SAI as the "Trusts." The Trusts are governed by a common Board of Trustees (the "Trustees"). Each of the Portfolios and Funds of the Trusts, with the exception of the California Municipal Fund and California Insured Intermediate Municipal Fund, is "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The WM Trust I Funds other than the REIT, Mid Cap Stock, Small Cap Value, and High Yield Funds are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds, known as the "Composite Funds": COMPOSITE U.S. GOVERNMENT SECURITIES, INC. (predecessor to the U.S. Government Securities Fund)
(1982); COMPOSITE INCOME FUND, INC. (predecessor to the Income Fund) (1975); COMPOSITE GROWTH & INCOME FUND, A SERIES OF COMPOSITE EQUITY SERIES, INC. (predecessor to the Growth & Income Fund) (1949); COMPOSITE MONEY MARKET PORTFOLIO, A SERIES OF COMPOSITE CASH MANAGEMENT COMPANY (predecessor to the Money Market Fund) (1979); COMPOSITE TAX-EXEMPT BOND FUND, INC. (predecessor to the Tax-Exempt Bond Fund) (1976); COMPOSITE NORTHWEST FUND, INC. (predecessor to the West Coast Equity Fund) (1986); and COMPOSITE BOND & STOCK FUND, INC. (predecessor to the Equity Income Fund) (1939).

Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, which conducted no operations prior to that date, changed its name to its current name. The High Yield Fund was organized on March 23, 1998, the Mid Cap Stock Fund was organized on March 1, 2000, the REIT Fund was organized on March 1, 2003, and the Small Cap Value Fund was organized on March 1, 2004.

Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of the Portfolios was "Sierra Asset Management Portfolios." (On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. Where appropriate, the term "Portfolio" shall mean or include the predecessor to such Portfolio.) These Trusts were part of a family of mutual funds known as the "Sierra Funds."

Prior to March 1, 2004, the Small Cap Growth Fund was known as the Small Cap Stock Fund and prior to March 1, 2000, it was known as the Emerging Growth Fund. Prior to March 1, 2002, the West Coast Equity Fund was known as Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the Flexible Income Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is also an open-end management investment company organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM Trust II Agreement"). The WM Trust I Agreement and WM Trust II Agreement are collectively referred to herein as the "Trust Agreements." WM Strategic Asset Management Portfolios, LLC is an open-end management investment company, organized as a Massachusetts limited liability company pursuant to a Limited Liability Company Agreement dated March 12, 1999, as amended from time to time (the "LLC Agreement"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Mellon Trust of New England, National Association ("Mellon") (formerly known as Boston Safe Deposit and Trust Co.), the Trusts' Custodian, and Shareholder Services, the Trusts' "Transfer Agent", maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, Fund or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at that time, the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements and the LLC Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a business trust, such as WM Trust I or WM Trust II. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust. Massachusetts law provides that shareholders of limited liability companies, such as WM Strategic Asset Management Portfolios, LLC, may not be held personally liable for the obligations of the Portfolios.

MANAGEMENT

TRUSTEES AND OFFICERS

The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trusts, as defined in the 1940 Act. The officers of the Trusts are employees of organizations that provide services to the Portfolios and Funds offered by the Trusts.

TRUSTEES AND OFFICERS (UNAUDITED):

                                                                                       NUMBER OF
                                                                                    PORTFOLIOS AND
                                                                                     FUNDS IN FUND
 NAME, AGE, AND ADDRESS OF         LENGTH OF            PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
 INDEPENDENT TRUSTEE(1,2)        TIME SERVED(3)          DURING PAST 5 YEARS          BY TRUSTEE            HELD BY TRUSTEE
--------------------------- ------------------------- -------------------------   -------------------- --------------------------
Kristianne Blake            Composite Funds-3 years   CPA specializing in                 40           Avista Corporation,
Age 51                      WM Group of Funds-7       personal financial and                           Frank Russell Investment
                            years                     tax planning.                                    Company, Russell
                                                                                                       Investment Funds

Edmond R. Davis, Esq.       Sierra Funds-8 years      Partner at the law firm             40           Braille Institute of
Age 77                      WM Group of Funds-7       of Davis & Whalen LLP.                           America, Inc.,
                            years                     Prior thereto, partner at                        Children's Bureau of
                                                      the law firm of Brobeck,                         Southern California,
                                                      Phlegar & Harrison, LLP.                         Children's Bureau
                                                                                                       Foundation, Fifield
                                                                                                       Manors, Inc.

Carrol R. McGinnis          Griffin Funds-3 years     Private Investor since              40           Baptist Foundation of
Age 62                      WM Group of Funds-6       1994. Prior thereto,                             Texas, Concord Trust
                            years                     President and Chief                              Company
                                                      Operating Officer of
                                                      Transamerica Fund
                                                      Management Company

Alfred E. Osborne, Jr.      Sierra Funds-7 years      Senior Associate Dean,              40           Nordstrom Inc.; K2,
  Ph.D.                     WM Group of Funds-7       University of California                         Inc.; First Pacific
Age 61                      years                     at Los Angeles Anderson                          Advisors' Funds, EMAK
                                                      Graduate School                                  Worldwide, Inc.; Member
                                                      Management, and Faculty                          of Investment Company
                                                      Director of the Harold                           Institute National Board
                                                      Price Center for                                 of Directors; Director
                                                      Entrepreneurial Studies,                         of Independent Directors
                                                      University of California                         Council and Member of
                                                      at Los Angeles.                                  Communication and
                                                                                                       Education Committees.

Daniel L. Pavelich          Composite Funds-1 year    Retired Chairman and CEO            40           Catalytic Inc., Vaagen
Age 61                      WM Group of Funds-7       of BDO Seidman.                                  Bros. Lumber, Inc.
                            years

Jay Rockey                  Composite Funds-3 years   Founder and Senior                  40           Downtown Seattle
Age 77                      WM Group of Funds-7       Counsel of The Rockey                            Association, WSU
                            years                     Company, now Rockey Hill                         Foundation
                                                      & Knowlton

Richard C. Yancey           Composite Funds-23        Retired Managing Director           40           AdMedia Partners, Inc.,
(Chairman of the Trustees)  years WM Group of         of Dillon Reed & Co., an                         Czech and Slovak
Age 79                      Funds-7 years             investment bank now part                         American Enterprise Fund.
                                                      of UBS.

                                                                                       NUMBER OF
                                                                                    PORTFOLIOS AND
                                                                                     FUNDS IN FUND
NAME, AGE, AND ADDRESS OF          LENGTH OF            PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
 INTERESTED TRUSTEE(1,4)         TIME SERVED(3)          DURING PAST 5 YEARS          BY TRUSTEE            HELD BY TRUSTEE
--------------------------- ------------------------- --------------------------  -------------------- --------------------------
Anne V. Farrell             Composite Funds- 4 years  President Emeritus of the           40           Washington Mutual, Inc.,
Age 70                      WM Group of Funds-7       Seattle Foundation.                              Recreational Equipment,
                            years                                                                      Inc.

William G. Papesh           Composite Funds-9 years   President and Director of           40           Member of the Investment
(President and CEO)         WM Group of Funds-7       the Advisor; Director of                         Company Institute Board
Age 62                      years                     Transfer Agent and                               of Governors
                                                      Distributor.

    NAME, AGE, AND ADDRESS                 POSITIONS HELD WITH REGISTRANT &                   PRINCIPAL OCCUPATIONS
         OF OFFICER                            LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
----------------------------          -----------------------------------------  ------------------------------------------------
Wendi B. Bernard                      Assistant Vice President and Assistant     Assistant Vice President of the Advisor.
Age 37                                Secretary since 2003.

Jeffrey J. Lunzer, CPA                First Vice President, Chief Financial      First Vice President of the Advisor,
Age 44                                Officer and Treasurer since 2003.          Distributor, and Transfer Agent. Prior to
                                                                                 2003, senior level positions at the Columbia
                                                                                 Funds and Columbia Co.

William G. Papesh,                    President and CEO since 1987.  Prior to    President and Director of the Advisor;
Age 62                                1987, other officer positions since 1972.  Director of Transfer Agent and Distributor.

Gary J. Pokrzywinski,                 Senior Vice President since 2004. First    Senior Vice President and Director of the
Age 44                                Vice President since 2001. Prior 2001,     Advisor, Distributor, and Transfer Agent.
                                      Vice President since 1999.

Debra Ramsey,                         Senior Vice President since 2004.          Senior Vice President and Director of the
Age 52                                                                           Advisor. President and Director of the
                                                                                 Distributor and Transfer Agent.

John T. West,                         First Vice President, Secretary, Chief     First Vice President of the Advisor,
Age 50                                Compliance Officer and Anti-Money          Distributor, and Transfer Agent.
                                      Laundering Compliance Officer since
                                      2004. Prior to 2004, various other
                                      officer positions since 1993.

Randall L. Yoakum,                    Senior Vice President since 2001. First    Senior Vice President and Chief Investment
Age 45                                Vice President from 1999 to 2001.          Strategist of the Advisor. Director of the
                                                                                 Advisor, Distributor, and Transfer Agent since
                                                                                 1999.

----------------
(1) The term "Independent Trustee" means those Trustees who are not "interested persons" of the Funds as defined by the 1940 Act.

(2) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.

(3) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(4) Trustees are considered interested due to their affiliation with Washington Mutual, Inc., WM Advisors, Inc., WM Funds Distributor, Inc., and WM Shareholder Services, Inc.

EQUITY SECURITIES OWNERSHIP TABLE (DOLLAR RANGES)
(As of December 31, 2004) [TO BE UPDATED]

                                                                                                            GROWTH    WEST
                             FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC           EQUITY     &      COAST
                              INCOME      BALANCED     BALANCED     GROWTH       GROWTH     REIT   INCOME   INCOME   EQUITY
                             PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   FUND    FUND     FUND     FUND
                             ---------  ------------  ---------  ------------  ----------   ----   ------   ------   -----
INDEPENDENT TRUSTEES
Kristianne Blake               None        None         None        None           E        None    None      None     D
Edmond R. Davis, Esq.          None        None          C          None         None       None    None       A       B
Carrol R. McGinnis             None        None         None        None         None       None      E        D       D
Alfred E. Osborne, Jr.,
 Ph.D.                         None        None         None          B          None       None      B        A      None
Daniel L. Pavelich             None        None         None        None         None       None      D        D      None
Jay Rockey                     None        None         None        None         None       None      E        C       E
Richard C. Yancey              None        None         None        None         None       None      E        E       D

INTERESTED TRUSTEES
Anne V. Farrell                None        None         None        None         None       None    None      None     D
William G. Papesh                D         None         None        None         None       None      E        C       D

                         MID CAP STOCK   GROWTH    SMALL CAP    SMALL CAP   INTERNATIONAL  SHORT TERM   U.S. GOVERNMENT INCOME
                              FUND        FUND     VALUE FUND  GROWTH FUND   GROWTH FUND   INCOME FUND  SECURITIES FUND  FUND
                         -------------   ------    ----------  -----------  -------------  -----------  --------------- ------
INDEPENDENT TRUSTEES
Kristianne Blake              None        None        None        None          None          None           None        None
Edmond R. Davis, Esq.         None          A         None        None            A           None           None        None
Carrol R. McGinnis              D         None        None        None          None          None           None        None
Alfred E. Osborne,
 Jr., Ph.D.                   None        None        None        None            A             A            None          B
Daniel L. Pavelich            None          B         None        None          None          None           None        None
Jay Rockey                    None        None        None        None          None          None           None        None
Richard C. Yancey             None        None        None          D           None          None           None        None

INTERESTED TRUSTEES
Anne V. Farrell               None                    None        None          None          None           None        None
William G. Papesh             None        None         D          None          None          None           None          C

                                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                                          EQUITY SECURITIES IN ALL
                                                                             CALIFORNIA                     REGISTERED INVESTMENT
                                                             CALIFORNIA        INSURED                       COMPANIES OVERSEEN BY
                              HIGH YIELD      TAX-EXEMPT      MUNICIPAL     INTERMEDIATE   MONEY MARKET     DIRECTOR IN FAMILY OF
                                 FUND         BOND FUND         FUND        MUNICIPAL FUND     FUND         INVESTMENT COMPANIES
                              ----------      ----------     ----------     -------------- ------------   ------------------------
INDEPENDENT TRUSTEES
Kristianne Blake                 None            None           None            None             A                    E
Edmond R. Davis, Esq.            None            None           None            None             A                    E
Carrol R. McGinnis               None            None           None            None           None                   E
Alfred E. Osborne, Jr., Ph.D.    None            None           None            None             A                    C
Daniel L. Pavelich               None            None           None            None           None                   E
Jay Rockey                       None            None           None            None           None                   E
Richard C. Yancey                None            None           None            None           None                   E

INTERESTED TRUSTEES
Anne V. Farrell                  None            None           None            None             B                    E
William G. Papesh                None            None           None            None             E                    E

A - $1 to $10,000
B - $10,001 to $50,000
C- $50,001 to $100,000
D - $100,001 to $250,000
E - over $250,000

Each of the Trustees and officers of the Trusts listed above holds the same position(s) within all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). Together, the Trusts and the Variable Trust form the "Fund Complex." There are currently forty portfolios within the Fund Complex that are overseen by each of the Trustees and all are investment companies advised by WM Advisors, Inc. (the "Advisor" or "WM Advisors"). Each of the Trustees and officers of the Trusts listed above who is also an officer of WM Advisors, WM Funds Distributor, Inc. (the "Distributor") or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, the Distributor or Shareholder Services, as the case may be. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $50,000 per annum plus $4,000 per Board meeting attended in person and $2,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. Committee members each receive $2,000 per committee meeting attended in person and $1,000 per committee meeting attended by telephone. The Chairman of the Trustees receives an additional $25,000 per annum. The Chairperson of the Audit Committee receives an additional $5,000 per annum and the Chairperson of each committee receives an additional fee of $2,000 per committee meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly. See "Compensation" below for more information regarding compensation.

COMMITTEES. The Trusts have established a Governance Committee, an Investment Committee, an Operations /Distribution Committee, a Valuation Committee and an Audit Committee. The duties of the Governance Committee of the Trusts include oversight of the Trusts' legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trusts' other committees. The members of the Governance Committee are Richard C. Yancey (chair), Daniel L. Pavelich and Kristianne Blake. The Governance Committee held three meetings during the fiscal year ended 10/31/05.

The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Funds and the Portfolios, the review of advisory contracts and contracts with custodians and Sub-advisors, the review of the pricing, valuation and performance of the Funds and the Portfolios, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), Carrol R. McGinnis and William G. Papesh. The Investment Committee held four meetings during the fiscal year ended 10/31/05.

The duties of the Operations /Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Advisor and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations /Distribution Committee are Kristianne Blake (chair), Edmond R. Davis, and Anne V. Farrell. The Operations /Distribution Committee held four meetings during the fiscal year ended 10/31/05.

The duties of the Valuation Committee include the review of the pricing and valuation of the Funds and Portfolios. The members of the Valuation Committee consist of William G. Papesh or his designee (chair) and Richard C. Yancey or any other Trustee. The Valuation Committee held fifteen meetings during the fiscal year ended 10/31/05.

The duties of the Audit Committee include oversight of each Fund's financial reporting policies and practices (including review of annual audit plans and the results of each Fund's annual independent audit), oversight of the quality and objectivity of each Fund's financial statements and the independent public accountant (including the appointment, compensation and retention of the independent public accountant), oversight of the adequacy of the Fund's overall system of internal controls (including the responsibility to receive and address complaints on accounting, auditing and internal control matters) and acting as a liaison between the Fund's independent public accountants and the Board of Trustees. The members of the Audit Committee are Daniel L. Pavelich (chair), Alfred E. Osborne, Jr., and Jay Rockey. The Audit Committee held four meetings during the fiscal year ended 10/31/05.

CODES OF ETHICS. The Trusts, the Advisor, the Distributor and each of the Sub-advisors to the Funds have adopted codes of ethics in accordance with Rule 17j-1 under the for 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds. The Codes of Ethics are on file with and are available from the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund and Small Cap Growth Fund, the relevant portion of the

Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached. Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge at wmgroupoffunds.com, and (2) on the SEC's Web site at http://www.sec.gov.

COMPENSATION

The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Portfolio or Fund for the most recent fiscal year and by the "Fund Complex" for calendar 2005. The Fund Complex consists of the Portfolios and Funds, together with the Funds within the Variable Trust. None of the Trusts has any plan that would pay pension or retirement benefits to any Trustee.

WM GROUP OF FUNDS
COMPENSATION TABLE

                                                                                      WEST                          SMALL
                                                                EQUITY   GROWTH &     COAST     MID CAP              CAP
                                                       REIT     INCOME    INCOME     EQUITY      STOCK    GROWTH    VALUE
                                                       FUND      FUND      FUND       FUND       FUND      FUND     FUND
                                                       ----     ------   --------    ------     -------   ------    -----
INDEPENDENT TRUSTEES
Wayne L. Attwood, M.D.(1)                               [_]       [_]       [_]        [_]        [_]       [_]      [_]
Kristianne Blake                                        [_]       [_]       [_]        [_]        [_]       [_]      [_]
Edmond R. Davis, Esq.                                   [_]       [_]       [_]        [_]        [_]       [_]      [_]
Carrol R. McGinnis                                      [_]       [_]       [_]        [_]        [_]       [_]      [_]
Alfred E. Osborne, Jr., Ph.D.                           [_]       [_]       [_]        [_]        [_]       [_]      [_]
Daniel L. Pavelich                                      [_]       [_]       [_]        [_]        [_]       [_]      [_]
Jay Rockey                                              [_]       [_]       [_]        [_]        [_]       [_]      [_]
Richard C. Yancey                                       [_]       [_]       [_]        [_]        [_]       [_]      [_]

INTERESTED TRUSTEES
Anne V. Farrell                                         [_]       [_]       [_]        [_]        [_]       [_]      [_]
Michael K. Murphy(2)                                    [_]       [_]       [_]        [_]        [_]       [_]      [_]
William G. Papesh                                       $ 0       $ 0       $ 0        $ 0        $ 0       $ 0      $ 0

----------------
(1) Retired February 17, 2005

(2) Retired November 8, 2005

                                     SMALL CAP                      SHORT TERM                                   HIGH        TAX-
                                      GROWTH      INTERNATIONAL       INCOME        U.S. GOVERNMENT    INCOME    YIELD      EXEMPT
                                       FUND        GROWTH FUND         FUND         SECURITIES FUND     FUND     FUND     BOND FUND
                                     ---------    -------------     ----------      ---------------    ------    -----    ---------
INDEPENDENT TRUSTEES
Wayne L. Attwood, M.D.(1)               [_]            [_]              [_]               [_]            [_]      [_]        [_]
Kristianne Blake                        [_]            [_]              [_]               [_]            [_]      [_]        [_]
Edmond R. Davis, Esq.                   [_]            [_]              [_]               [_]            [_]      [_]        [_]
Carrol R. McGinnis                      [_]            [_]              [_]               [_]            [_]      [_]        [_]
Alfred E. Osborne, Jr., Ph.D.           [_]            [_]              [_]               [_]            [_]      [_]        [_]
Daniel L. Pavelich                      [_]            [_]              [_]               [_]            [_]      [_]        [_]
Jay Rockey                              [_]            [_]              [_]               [_]            [_]      [_]        [_]
Richard C. Yancey                       [_]            [_]              [_]               [_]            [_]      [_]        [_]

INTERESTED TRUSTEES
Anne V. Farrell                         [_]            [_]              [_]               [_]            [_]      [_]        [_]
Michael K. Murphy(2)                    [_]            [_]              [_]               [_]            [_]      [_]        [_]
William G. Papesh                       $ 0            $ 0              $ 0               $ 0            $ 0      $ 0        $ 0

----------------
(1) Retired February 17, 2005

(2) Retired November 8, 2005

                                                   CALIFORNIA
                                                     INSURED                 TAX-EXEMPT
                                      CALIFORNIA   INTERMEDIATE                MONEY     CALIFORNIA FLEXIBLE   CONSERVATIVE
                                       MUNICIPAL    MUNICIPAL      MONEY       MARKET      MONEY     INCOME      BALANCED
                                         FUND         FUND      MARKET FUND   FUND(3)     FUND(3)   PORTFOLIO    PORTFOLIO
                                       ---------   ------------ -----------  ----------  ---------- ---------  ------------
INDEPENDENT TRUSTEES
Wayne L. Attwood, M.D.(1)                 [_]           [_]         [_]          [_]         [_]       [_]         [_]
Kristianne Blake                          [_]           [_]         [_]          [_]         [_]       [_]         [_]
Edmond R. Davis, Esq.                     [_]           [_]         [_]          [_]         [_]       [_]         [_]
Carrol R. McGinnis                        [_]           [_]         [_]          [_]         [_]       [_]         [_]
Alfred E. Osborne, Jr., Ph.D.             [_]           [_]         [_]          [_]         [_]       [_]         [_]
Daniel L. Pavelich                        [_]           [_]         [_]          [_]         [_]       [_]         [_]
Jay Rockey                                [_]           [_]         [_]          [_]         [_]       [_]         [_]
Richard C. Yancey                         [_]           [_]         [_]          [_]         [_]       [_]         [_]

INTERESTED TRUSTEES
Anne V. Farrell                           [_]           [_]         [_]          [_]         [_]       [_]         [_]
Michael K. Murphy(2)                      [_]           [_]         [_]          [_]         [_]       [_]         [_]
William G. Papesh                         $ 0           $ 0         $ 0          $ 0         $ 0       $ 0         $ 0

----------------
(1) Retired February 17, 2005

(2) Retired November 8, 2005

(3) Liquidated November 8, 2005

                                                                                                TOTAL
                                                                                             COMPENSATION        TOTAL
                                                                                              FOR FISCAL     COMPENSATION
                                                                  CONSERVATIVE   STRATEGIC       YEAR        FROM THE FUND
                                                        BALANCED     GROWTH       GROWTH        ENDED        COMPLEX FOR
                                                        PORTFOLIO   PORTFOLIO    PORTFOLIO     10/31/05      CALENDAR 2005
                                                        --------- -------------- ---------- -------------- ----------------
INDEPENDENT TRUSTEES
Wayne L. Attwood, M.D.(1)                                  [_]         [_]           [_]          [_]             [_]
Kristianne Blake                                           [_]         [_]           [_]          [_]             [_]
Edmond R. Davis, Esq.                                      [_]         [_]           [_]          [_]             [_]
Carrol R. McGinnis                                         [_]         [_]           [_]          [_]             [_]
Alfred E. Osborne, Jr., Ph.D.                              [_]         [_]           [_]          [_]             [_]
Daniel L. Pavelich                                         [_]         [_]           [_]          [_]             [_]
Jay Rockey                                                 [_]         [_]           [_]          [_]             [_]
Richard C. Yancey                                          [_]         [_]           [_]          [_]             [_]

INTERESTED TRUSTEES
Anne V. Farrell                                            [_]         [_]           [_]          [_]             [_]
Michael K. Murphy (2)                                      [_]         [_]           [_]          [_]             [_]
William G. Papesh                                          $ 0         $ 0           $ 0          $ 0             $ 0

----------------
(1) Retired February 17, 2005

(2) Retired November 8, 2005

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], except as noted, to the knowledge of the Trusts, no shareholders owned of record 5% or more of, and the officers and trustees of the Portfolios and Funds as a group owned, of record or beneficially, less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:

                                                       PERCENTAGE
PRINCIPAL HOLDER         ADDRESS                        OWNERSHIP
----------------         -------                       -----------
[_]                        [_]                             [_]

The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

To the extent any shareholder beneficially owns more than 25% of a Portfolio or Fund, it may be deemed to control such Portfolio or Fund, within the meaning of the 1940 Act. As shown above, the Portfolios own more than 25% of several of the Funds and, as a result, may be deemed to control such Funds. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

THE PORTFOLIOS' AND FUNDS' SERVICE PROVIDERS

The Portfolios and Funds are managed by the Advisor. The Advisor is a wholly owned indirect subsidiary of Washington Mutual, Inc., a publicly owned financial services company. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, Small Cap Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds to Sub-advisors.

In determining to approve the most recent annual extension of the Trusts' investment advisory agreements with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trusts, the Advisor and certain sub-advisors (the "Sub-advisors") with respect to the Growth, International Growth, Small Cap Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trusts' last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Sub-advisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these personnel, see the Sections entitled "Advisor and Sub-Advisors" and "Individual Fund Managers" in the Prospectus. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds and concluded that the human resources devoted by the Advisor and the Sub-advisors were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputation of the Advisor, the Sub-advisors, their financial resources, and their professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Sub-advisors in managing the Portfolios and Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Sub-advisors as well as other sources available to the Advisor's and each Sub-advisor's personnel, including research services available to the Advisor and the Sub-advisors as a result of securities transactions effected for the Portfolios, the Funds, and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment processes, research capabilities and philosophies of the Advisor and the Sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Portfolios and the Funds by the Advisor and the Sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to their investment objectives, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor and the Sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the Sub-advisors (regulating the personal trading of its officers and employees (see "Codes of Ethics" above under "Management")) the procedures by which the Advisor and sub-advisors allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisor and the Sub-advisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.

The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Sub-advisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trusts' other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Sub-advisors and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Sub-advisor as contributing to performance. See the "Performance and Investment Strategy" section in the Trusts' most recent Annual Reports. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Sub-advisors, as well as the investment performance of the Portfolios and Funds, were sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Sub-advisors and their integrity, their personnel and systems and their respective financial resources, to merit reapproval of the Advisory Agreement and each Sub-advisory Agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor and/or the relevant Sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees not only took into account the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the Sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.

In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor and the Sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Sub-advisors.

In determining to approve the Sub-Advisory Agreements, with respect to the Small Cap Growth Fund, the Trustees considered the same information and made the same determinations, except considerations and determinations related to prior experience with respect to such Fund. Where applicable, considerations and determinations with respect to the Small Cap Growth Fund were made on a prospective basis.

MANAGEMENT FEES. Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average net assets of such Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolio or Fund, is as follows:

                               FUNDS AND PORTFOLIOS                                                        FEES
------------------------------------------------------------------------------------------   ---------------------------------
Each of the Portfolios ...................................................................   0.55% of the first $500 million
                                                                                             0.50% of the next $500 million
                                                                                             0.45% of the next $1 billion
                                                                                             0.35% of the next $1 billion
                                                                                             0.30% of the next $1 billion
                                                                                             0.25% thereafter*

REIT Fund ................................................................................   0.80% of the first $500 million,
                                                                                             0.75% of the next $1.5 billion,
                                                                                             0.70% of the next $1 billion,
                                                                                             0.65% thereafter

High Yield, Equity Income and Growth & Income Funds ......................................   0.625% of the first $250 million,
                                                                                             0.50% thereafter

Small Cap Value Fund & Small Cap Growth** ................................................   0.85% of the first $500 million,
                                                                                             0.75% of the next $2.5 billion,
                                                                                             0.70% thereafter

West Coast Equity Fund ...................................................................   0.625% of the first $500 million,
                                                                                             0.50% of the next $500 million,
                                                                                             0.375% thereafter

Mid Cap Stock Fund .......................................................................   0.75% of the first $1 billion,
                                                                                             0.70% of the next $1 billion,
                                                                                             0.65% of the next $1 billion,
                                                                                             0.60% thereafter

Growth Fund*** ...........................................................................   0.80% of the first $500 million,
                                                                                             0.75% of the next $1.5 billion,
                                                                                             0.70% of the next $1.0 billion,
                                                                                             0.65% thereafter

International Growth Fund**** ............................................................   0.25% of the first $25 million,

                                                                                             0.40% of the next $25 million,
                                                                                             0.575% of the next $75 million,
                                                                                             0.375% of the next $125 million,
                                                                                             0.425% of the next $750 million
                                                                                             0.375% of the next $2 billion
                                                                                             0.325% thereafter****

Short Term Income Fund ...................................................................   0.50% of the first $200 million,
                                                                                             0.45% of the next $300 million,
                                                                                             0.40% thereafter

U.S. Government Securities and Income Funds ..............................................   0.50% of the first $2 billion,,
                                                                                             0.45% thereafter

Tax-Exempt Bond Fund*** ..................................................................   0.40% of the first $250 million,
                                                                                             0.30% thereafter

California Municipal Fund*** .............................................................   0.30% of the first $150 million,
                                                                                             0.35% of the next $850 million,
                                                                                             0.325% thereafter

California Insured Intermediate Municipal Fund*** ........................................   0.30% of the first $75 million,
                                                                                             0.375% of the next $925 million,
                                                                                             0.325% thereafter

Money Market Fund ........................................................................   0.45% of the first $1 billion,
                                                                                             0.40% thereafter

-------------
       * Based on the aggregate average daily net assets of all the Portfolios.

      ** The Advisory Agreement was amended effective April [ ], 2005 to provide for direct payment of the Sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending upon the allocation of assets among the sub-advisors.

      *** The Advisory Agreement was amended effective January 1, 2000 to provide for direct payment of the Sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending on the allocation of assets among the three Sub-advisors.

      **** The Advisory and Sub-Advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the Sub-advisors by the Funds. The fee rates shown above reflect this amendment (i.e., they are net of sub-advisory fees). Sub-advisory fees are disclosed under "Sub-advisory Fee" below.

For the three most recent fiscal years, the Portfolios and Funds paid the Advisor or its affiliates the following advisory fees:

                                                      FISCAL YEAR ENDED OCTOBER 31, 2005
                                                    FEES BEFORE                      EXPENSES
                                                       WAIVER       FEES WAIVED     REIMBURSED
                                                    -----------     -----------     ----------
Flexible Income Portfolio                              [  ]             [  ]           [  ]
Conservative Balanced Portfolio                        [  ]             [  ]           [  ]
Balanced Portfolio                                     [  ]             [  ]           [  ]
Conservative Growth Portfolio                          [  ]             [  ]           [  ]
Strategic Growth Portfolio                             [  ]             [  ]           [  ]
REIT Fund                                              [  ]             [  ]           [  ]
Equity Income Fund                                     [  ]             [  ]           [  ]
Growth & Income Fund                                   [  ]             [  ]           [  ]
West Coast Equity Fund                                 [  ]             [  ]           [  ]
Mid Cap Stock Fund                                     [  ]             [  ]           [  ]
Growth Fund*                                           [  ]             [  ]           [  ]
Small Cap Value Fund                                   [  ]             [  ]           [  ]
Small Cap Growth Fund                                  [  ]             [  ]           [  ]
International Growth Fund*                             [  ]             [  ]           [  ]
Short Term Income Fund                                 [  ]             [  ]           [  ]
U.S. Government Securities Fund                        [  ]             [  ]           [  ]
Income Fund                                            [  ]             [  ]           [  ]
High Yield Fund                                        [  ]             [  ]           [  ]
Tax-Exempt Bond Fund*                                  [  ]             [  ]           [  ]
California Municipal Fund*                             [  ]             [  ]           [  ]
California Insured Intermediate Municipal Fund*        [  ]             [  ]           [  ]
Money Market Fund                                      [  ]             [  ]           [  ]

Tax-Exempt Money Market Fund**                       [  ]           [  ]            [  ]
California Money Fund**                              [  ]           [  ]            [  ]

                                                   FISCAL YEAR ENDED OCTOBER 31, 2004
                                                 FEES BEFORE                     EXPENSES
                                                   WAIVER       FEES WAIVED     REIMBURSED
                                                 -----------   ------------     ----------
Flexible Income Portfolio                        $ 5,205,986
Conservative Balanced Portfolio                  $ 2,416,230
Balanced Portfolio                               $17,411,691
Conservative Growth Portfolio                    $13,878,166
Strategic Growth Portfolio                       $ 8,045,722
REIT Fund                                        $ 2,117,088
Equity Income Fund                               $ 6,494,421
Growth & Income Fund                             $ 9,882,329
West Coast Equity Fund                           $ 6,264,888
Mid Cap Stock Fund                               $ 4,418,962
Growth Fund*                                     $ 9,671,698
Small Cap Value Fund                             $ 1,299,532
Small Cap Growth Fund                            $ 3,032,930
International Growth Fund*                       $ 4,095,854
Short Term Income Fund                           $ 1,297,592
U.S. Government Securities Fund                  $ 6,850,427
Income Fund                                      $ 5,564,174
High Yield Fund                                  $ 3,656,109
Tax-Exempt Bond Fund*                            $ 1,200,519
California Municipal Fund*                       $ 2,357,821
California Insured Intermediate Municipal Fund*  $   811,881
Money Market Fund                                $ 3,575,430
Tax-Exempt Money Market Fund**                   $   121,241
California Money Fund**                          $   159,813   $    55,469

                                                    FISCAL YEAR ENDED OCTOBER 31, 2003
                                                  FEES BEFORE                    EXPENSES
                                                    WAIVER     FEES WAIVED      REIMBURSED
                                                  -----------  -----------      ----------
Flexible Income Portfolio                         $3,520,912
Conservative Balanced Portfolio                   $1,080,121   $    73,786
Balanced Portfolio                                $9,728,401
Conservative Growth Portfolio                     $7,824,738
Strategic Growth Portfolio                        $4,225,785
REIT Fund                                         $  774,209
Equity Income Fund                                $3,889,096
Growth & Income Fund                              $6,922,245
West Coast Equity Fund                            $4,482,819
Mid Cap Stock Fund                                $2,392,456
Growth Fund*                                      $5,504,828
Small Cap Growth Fund                             $2,298,990
International Growth Fund*                        $2,247,490
Short Term Income Fund                            $  979,549   $   103,826
U.S. Government Securities Fund                   $4,968,838
Income Fund                                       $4,657,296
High Yield Fund                                   $2,470,360
Tax-Exempt Bond Fund*                             $1,313,476
California Municipal Fund*                        $2,887,230
California Insured Intermediate Municipal Fund*   $  923,026   $   167,066
Money Market Fund                                 $3,964,174
Tax-Exempt Money Market Fund**                    $  136,560   $    36,725
California Money Fund**                           $  118,186   $    44,654

---------
* The Advisory and Sub-Advisory Agreements for the Funds provide for the direct payment to the Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., they are net of sub-advisory fees).

** Liquidated November 8, 2005.

SUB-ADVISORY FEES

The Funds listed below pay to their Sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:

                        SUB-ADVISORS/FUNDS                                                       FEES
-----------------------------------------------------------------------            -------------------------------
Van Kampen Asset Management
California Municipal Fund .............................................            0.20% of the first $150 million,
                                                                                   0.15% of the next $850 million,
                                                                                   0.125% thereafter

California Insured Intermediate Municipal Fund ........................            0.20% of the first $75 million,
                                                                                   0.125% thereafter

Tax-Exempt Bond Fund ..................................................            0.10% of average daily net assets

Salomon Brothers Asset Management, Inc.
Growth Fund ..........................................................             0.40% of the first $250 million,
                                                                                   0.35% of the next $250 million,
                                                                                   0.30% thereafter*

Janus Capital Management LLC
Growth Fund ...........................................................            0.40% of the first $250 million,
                                                                                   0.35% of the next $500 million,
                                                                                   0.30% of the next $750 million,
                                                                                   0.25% thereafter*

Oppenheimerfunds, Inc.
Growth Fund ...........................................................            0.40% of the first $150 million,
                                                                                   0.375% of the next $150 million,
                                                                                   0.35% of the next $200 million,
                                                                                   0.30% thereafter**

Capital Guardian Trust Company
International Growth Fund .............................................            [        ]

Delaware Management Company
Small Cap Growth Fund .................................................            0.60% of the first $250 million,
                                                                                   0.50% of the next $250 million,
                                                                                   0.40% thereafter**

Oberweis Asset Management, Inc.
Small Cap Growth Fund .................................................            0.60% of the first $250 million,
                                                                                   0.50% of the next $250 million,
                                                                                   0.40% thereafter**

-------------
* Assets of the WM Variable Trust Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.

** Assets of the WM Variable Trust Small Cap Growth Fund are included with the assets of the Small Cap Growth Fund for determining fees.

***   Subject to the following fee aggregation policies:

For fee purposes, asset aggregation will apply to all accounts of (i) the Fund,
(ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates for emerging markets equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Accounts.

For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

For Eligible Accounts with different investment objectives and guidelines:

1. Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates:

Aggregate Fees between $1.25 million to $4 million ....................         5% discount
Aggregate Fees between $4 million to $8 million .......................         7.5% discount
Aggregate Fees between $8 million to $12 million ......................         10% discount
Aggregate Fees over $12 million .......................................         12.5% discount

For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Guardian Trust Company and its affiliates, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market value alone will not cause the reinstatement of a lower discount level or fee breakpoints.

For the three most recent fiscal years, the Sub-advisors were paid the following sub-advisory fees:

                                                                         FEES PAID FISCAL YEAR ENDED OCTOBER 31,
                                                                          2005           2004            2003
                                                                         -------      ---------       -----------
Growth Fund ...........................................................  [     ]      $4,666,633      $2,720,528
International Growth Fund .............................................  [     ]      $1,835,791      $1,052,152
Tax-Exempt Bond Fund ..................................................  [     ]      $  240,727      $  266,054
California Municipal Fund .............................................  [     ]      $  782,346      $  943,289
California Insured Intermediate Municipal Fund ........................  [     ]      $  259,220      $  287,743

The Investment Advisory Fees are allocated among the classes of shares proportionately based on relative net assets.

ADDITIONAL INFORMATION REGARDING THE ADVISOR [TO BE UPDATED]

The table below identifies, as of October 31, 2004, (i) the Funds (other than the Money Market Fund) or Portfolios managed by each of WM Advisors' portfolio managers; (ii) the number of other registered investment companies managed by WM Advisors' portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by WM Advisors' portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by WM Advisors' portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.

The following information represents the number and total assets of all accounts managed by each portfolio manager as of October 31, 2004, other than the Portfolios and Funds included in this statement of additional information. None of the accounts pay performance-based advisory fees.

                                                                     OTHER REGISTERED                 OTHER
                                                                   INVESTMENT COMPANIES          POOLED ACCOUNTS
                                                                                 TOTAL                      TOTAL
PORTFOLIO MANAGER/                                                               ASSETS                     ASSETS       OTHER
PORTFOLIO OR FUND                                                  NUMBER     ($MILLIONS)     NUMBER      ($MILLIONS)  ACCOUNTS
-----------------------------------------------------------------  ------     ------------    -----      ------------  --------
Daniel R. Coleman/ ..............................................
     Mid Cap Stock Fund                                              1                99.2       0                  0    None

Philip M. Foreman/ ..............................................    1               108.2       0                  0    None
     West Coast Equity Fund

John Freidl/ ....................................................    0                   0       2            4,606.8    None
     Income Fund

Michael Meighan/ ................................................    7             2.173.6       0                  0    None
     Each of the Portfolios

Gary J. Pokrzywinski/ ...........................................    3               812.4       0                  0    None
     Income Fund
     High Yield Fund

David W. Simpson/ ...............................................    1                38.2       0                  0    None
     REIT Fund
     Small Cap Value Fund

Craig V. Sosey/ .................................................    2               311.3       0                  0    None
     Short Term Income Fund
     U.S. Government Securities Fund

Stephen Q. Spencer/ .............................................    1               252.4       0                  0    None
     Growth & Income Fund

Joseph T. Suty/ .................................................
     Equity Income Fund

Randall Yoakum/ .................................................    7             2,173.6       0                  0    None
     Each of the Portfolios


COMPENSATION OF PORTFOLIO MANAGERS

WM Advisors believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. All portfolio managers are eligible to participate in the firm's standard health and welfare programs, including retirement plans.

A national survey of compensation for investment advisers is used as reference when determining salary. The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the primary Funds or Portfolios being weighted more heavily. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year.

OWNERSHIP OF SHARES BY PORTFOLIO MANAGERS [TO BE UPDATED]

The table below shows the dollar range of equity securities of the Funds (other than the Money Market Fund) or Portfolios beneficially owned as of October 31, 2004, by each portfolio manager of such Funds or Portfolios. As described above, portfolio managers employed by WM Advisors earn deferred compensation that is deposited in an account the value of which is adjusted as though the account had been invested in the relevant Funds or Portfolios. The last column shows the dollar range of this account for each portfolio manager with respect to the particular Funds or Portfolios as of October 31, 2004.

                                                                                                    DOLLAR RANGE OF NOTIONAL
                                                                                DOLLAR RANGE           INVESTMENT THROUGH
PORTFOLIO MANAGER/                                                                OF SHARES          DEFERRED COMPENSATION
PORTFOLIO OR FUND                                                                   OWEND                   ACCOUNT
------------------------------------------------------------------              ------------        -----------------------
Daniel R. Coleman/
     Mid Cap Stock Fund ..........................................
                                                                                     B                        D
Philip M. Foreman/
     West Coast Equity Fund ......................................                   C                        C

John Freidl/
     Income Fund .................................................                  None                    None

Michael Meighan/
     Flexible Income Portfolio ...................................                  None                    None
     Conservative Balanced Portfolio .............................                  None                    None
     Balanced Portfolio. .........................................                   A                        D
     Conservative Growth Portfolio ...............................                   B                      None
     Strategic Growth Portfolio ..................................                  None                    None

Gary J. Pokrzywinski/
     Income Fund .................................................                  None                      C
     High Yield

Fund .............................................................                   C                      None
David W. Simpson/
     REIT Fund ...................................................
     Small Cap Value Fund ........................................                   B                        B

Craig V. Sosey/
     Short Term Income Fund ......................................                  None                      B
     U.S. Government Securities Fund .............................                  None                      B

Stephen Q. Spencer/
     Growth & Income Fund ........................................                   B                        D

Joseph T. Suty/
     Equity Income Fund ..........................................

Randall Yoakum/
     Flexible Income Portfolio ...................................                  None                    None
     Conservative Balanced Portfolio .............................                  None                    None
     Balanced Portfolio ..........................................                   D                        D
     Conservative Growth Portfolio ...............................                  None                    None
     Strategic Growth Portfolio ..................................                  None                    None
A -$1-$10,000
B -$10,001-$50,000
C -$50,001-$100,000
D -$100,001-$500,000
E -$500,001-$1,000,000
over $1,000,000

ADDITIONAL INFORMATION REGARDING THE SUB-ADVISORS

CAPITAL GUARDIAN TRUST COMPANY:

As of October 31, 2004 [TO BE UPDATED]
Accounts Managed by Portfolio Managers

                           REGISTERED INVESTMENT                   OTHER POOLED INVESTMENT
                                 COMPANIES                                 VEHICLES
                                             TOTAL                                  TOTAL               OTHER ACCOUNTS
                        NUMBER OF           ASSETS               NUMBER OF         ASSETS          NUMBER OF  TOTALS ASSETS
PORTFOLIO MANAGERS       ACCOUNTS        (IN BILLIONS)            ACCOUNTS      (IN BILLIONS)      ACCOUNTS   (IN BILLIONS)
------------------      ---------        -------------           ---------      -------------      ---------  -------------
Fisher, David           [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Gromadzki, Arthur       [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Havas, Richard          [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Kwak, Seung             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Kyle, Nancy             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Mant, John              [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Reed, Chris             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Sauvage, Lionel         [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Sikorsky, Nilly         [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Staehelin, Rudolf       [       ]          [       ]             [       ]        [       ]        [       ]    [       ]

1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed.

2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed.

3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed.

WM TRUST II, INTERNATIONAL GROWTH FUND
CAPITAL GUARDIAN TRUST COMPANY

As of October 31, 2004 [TO BE UPDATED]
Accounts with Performance-based Fees Managed by Portfolio Managers

                           REGISTERED INVESTMENT                   OTHER POOLED INVESTMENT
                                 COMPANIES                                 VEHICLES
                                             TOTAL                                  TOTAL               OTHER ACCOUNTS
                        NUMBER OF           ASSETS               NUMBER OF         ASSETS          NUMBER OF  TOTALS ASSETS
PORTFOLIO MANAGERS       ACCOUNTS        (IN BILLIONS)            ACCOUNTS      (IN BILLIONS)      ACCOUNTS   (IN BILLIONS)
------------------      ---------        -------------           ---------      -------------      ---------  -------------
Fisher, David           [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Gromadzki, Arthur       [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Havas, Richard          [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Kwak, Seung             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Kyle, Nancy             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Mant, John              [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Reed, Chris             [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Sauvage, Lionel         [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Sikorsky, Nilly         [       ]          [       ]             [       ]        [       ]        [       ]    [       ]
Staehelin, Rudolf       [       ]          [       ]             [       ]        [       ]        [       ]    [       ]

1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed.

2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed.

3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed.

COMPENSATION

Capital Guardian Trust Company ("CGTC") uses a system of multiple portfolio managers in managing the International Growth Fund's assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the International Growth Fund include, as applicable, an adjusted Morgan Stanley Capital International ("MSCI") EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, CGTC's ultimate parent company.

As of October 31, 2004, none of CGTC's portfolio managers for the International Growth Fund owned shares of the International Growth Fund.

DELAWARE MANAGEMENT COMPANY:

The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of December 31, 2005. [TO BE UPDATED]

                                                                                                       NO. OF      TOTAL ASSETS
                                                                                                       ACCOUNTS         IN
                                                                                                        WITH       ACCOUNTS WITH
                                                                          NO. OF                     PERFORMANCE    PERFORMANCE
                                                                         ACCOUNTS    TOTAL ASSETS     BASED FEES    BASED FEES
                                                                         --------    ------------    -----------   -------------
Marshall T. Bassett
     Registered ......................................................   [       ]     [       ]      [       ]      [       ]
     Investment Companies Other Pooled ...............................   [       ]     [       ]      [       ]      [       ]
     Investment Vehicles Other Accounts* .............................   [       ]     [       ]      [       ]      [       ]
Steven T. Lampe
     Registered ......................................................   [       ]     [       ]      [       ]      [       ]
     Investment Companies Other Pooled ...............................   [       ]     [       ]      [       ]      [       ]
     Investment Vehicles Other Accounts * ............................   [       ]     [       ]      [       ]      [       ]
Matthew Todorow
     Registered ......................................................   [       ]     [       ]      [       ]      [       ]
     Investment Companies Other Pooled ...............................   [       ]     [       ]      [       ]      [       ]
     Investment Vehicles Other Accounts * ............................   [       ]     [       ]      [       ]      [       ]
Lori P. Wachs
     Registered ......................................................   [       ]     [       ]      [       ]      [       ]
     Investment Companies Other Pooled ...............................   [       ]     [       ]      [       ]      [       ]
     Investment Vehicles Other Accounts* .............................   [       ]     [       ]      [       ]      [       ]

----------
* These accounts include managed accounts, representing a total of 1,952 underlying accounts.


COMPENSATION STRUCTURE

The compensation of each of Delaware's portfolio managers consists of the following:

BASE SALARY. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS. Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

DEFERRED COMPENSATION. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/PERFORMANCE SHARE INCENTIVE PLAN. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan, an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware in its full discretion.

OTHER COMPENSATION. Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

As of December 31, 2004, none of Delaware's portfolio managers for the Small Cap Growth Fund owned shares of the Small Cap Growth Fund.

JANUS CAPITAL MANAGEMENT LLC: [TO BE UPDATED]

ACCOUNTS/FUNDS MANAGED. As of December 31, 2004, Mr. Pinto managed [ ] mutual funds with a total of [$] in assets; [ ] pooled investment vehicles other than mutual funds with a total of [$] in assets; and 30 other accounts with a total of [$] in assets ([ ] of which other accounts, with [$] in assets, pay performance-based fees).

SHARE OWNERSHIP. As of December 31, 2004, Mr. Pinto did not own shares of the Growth Fund.

COMPENSATION

The following describes the structure and method of calculating Mr. Pinto's compensation as of [January 1, 2005]. Mr. Pinto is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds ") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION. Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION. Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. Mr. Pinto's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and he will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

Mr. Pinto is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

Mr. Pinto may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Growth Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

OBERWEIS ASSET MANAGEMENT, INC.: [TO BE UPDATED]

As of December 31, 2004, Mr. Oberweis managed [ ] mutual funds with a total of [$] in assets; [ ] pooled investment vehicles other than mutual funds with a total of [$] in assets; and [ ] other accounts with a total of [$] in assets ([ ] of which other accounts, with [$] in assets, pay performance-based fees).

OBERWEIS ASSET MANAGEMENT, INC. (OAM) offers its investment professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Typically, the base comprises the smallest component of the overall compensation package. Incentive fees are computed based on product composite results compared to their appropriate benchmarks based on rolling 1-year and 3-year returns relative to the appropriate benchmarks (i.e. Russell 2000(R) Growth Index for Small-Cap Growth Equity), with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance. A smaller percentage of the incentive program includes a subjectively evaluated bonus for team spirit, mentoring of less experienced team members, and outstanding client service.

To ensure long-term commitment, a significant portion of Mr. Oberweis' compensation is linked to equity ownership in OAM. Senior executives and key investment professionals are also equity investors in OAM. Investment professional bonuses are based on the OAM Composite results relative to their respective benchmarks.

SHARE OWNERSHIP. Mr. Oberweis does not own shares of the Small Cap Growth Fund.

OPPENHEIMERFUNDS, INC.: [TO BE UPDATED]

William L. Wilby and Marc L. Baylin are the portfolio managers primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by OppenheimerFunds, Inc. ( "Oppenheimer ").

OTHER ACCOUNTS MANAGED. The following table provides information relating to other accounts managed by Messrs. Wilby and Baylin as of October 31, 2004. None of these accounts has a performance-based advisory fee:

                                                                                   REGISTERED    OTHER POOLED
                                                                                   INVESTMENT     INVESTMENT      OTHER
                                                                                    COMPANIES      VEHICLES      ACCOUNTS
                                                                                   -----------   ------------    ---------
William L. Wilby
     Other Accounts Managed                                                         [       ]      [       ]     [       ]
     Total Assets Managed                                                           [       ]      [       ]     [       ]

Marc L. Baylin
     Other Accounts Managed                                                         [       ]      [       ]     [       ]
     Total Assets Managed                                                           [       ]      [       ]     [       ]

----------------
* In thousands.

Messrs. Wilby and Baylin are also responsible for the management of other funds. At times, those responsibilities could potentially conflict with the interests of the Fund. This may occur whether the Fund and the other funds have the same or different investment objectives and strategies. For example the portfolio managers may need to allocate favorable investment opportunities between funds with similar objectives. Or they may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds advised by the Oppenheimer have the same advisory fee. If the advisory fee structure of another fund is more advantageous than the fee structure of the Fund, it could potentially influence fund management to favor the other fund. The Fund's and Oppenheimer's compliance procedures and code of ethics are designed to preclude any such conflict from affecting the Fund's investments or performance, but may not always be adequate to do so. At the current time, Messrs. Wilby and Baylin only manage other funds with investment objectives and strategies that are similar to those of the Fund. However, they may manage funds or accounts with different investment objectives and strategies in the future.

SHARE OWNERSHIP. As of October 31, 2004, Messrs. Wilby and Baylin did not beneficially own any shares of the Fund.

COMPENSATION. As of October 31, 2004, Messrs. Wilby and Baylin's compensation consisted of three elements: base salary, an annual bonus and long-term awards of options and appreciation rights in regard to the Manager's common stock. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The base pay level of each Oppenheimer portfolio manager is regularly reviewed to ensure that it reflects the requirements of the particular portfolio, any specific competence or specialty of the individual manager, and is in line with other comparable positions. Each Oppenheimer portfolio manager's annual bonus is based on a number of factors, including: pre-tax fund performance, for periods of up to five years, against the Lipper benchmark applicable to the fund; management quality (such as style consistency, risk management, sector coverage, team leadership and coaching); and organizational development. The compensation structure is also intended to be internally equitable, which serves to reduce potential conflicts of interest between the Fund and other funds managed by the portfolio manager. The compensation structure of the other funds managed by Messrs. Wilby and Baylin is the same as the compensation structure of the Fund. The Lipper index used to calculate their annual bonus is the Lipper Large-Cap Core index.

SALOMON BROTHERS ASSET MANAGEMENT, INC.: [TO BE UPDATED]

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which Alan Blake has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts pay performance-based advisory fees. Unless noted otherwise, all information is provided as of December 31, 2004.

                                                                          REGISTERED      OTHER POOLED
                                                            PORTFOLIO     INVESTMENT       INVESTMENT
FUND                                                        MANAGER(S)     COMPANIES        VEHICLES       OTHER ACCOUNTS
----                                                        ----------   -------------    -------------    ---------------
Growth Fund ..........................................      Alan Blake   [ ] Registered        None        [ ] other accounts
                                                                         investment                        with [$] billion in
                                                                         companies with                    total assets under
                                                                         [$] billion
                                                                         in management
                                                                         total assets
                                                                         under management.

Citigroup Asset Management ("CAM") controls Salomon Brothers Asset Management, Inc. CAM investment professionals, including Mr. Blake, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including Mr. Blake. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER SECURITIES OWNERSHIP. As of 12/31/04, Mr. Blake did not own shares of the Growth Fund.

VAN KAMPEN ASSET MANAGEMENT: [TO BE UPDATED]

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2004, Thomas Byron managed [ ] mutual funds with a total of [$] in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

As of December 31, 2004, Joseph Piraro managed [ ] mutual funds with a total of [$] in assets; no pooled investment vehicles other than mutual funds; and no other accounts. None of the mutual funds managed by Messrs. Byron and Piraro pay performance-based fees to Van Kampen.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Van Kampen.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

   -  Cash Bonus;

   - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

   - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Van Kampen or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Funds;

   - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by Van Kampen or its affiliates; and

   - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

   - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

   - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

   -  Contribution to the business objectives of Van Kampen.

   -  The dollar amount of assets managed by the portfolio manager.

   -  Market compensation survey research by independent third parties.

   -  Other qualitative factors, such as contributions to client objectives.

   - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2004, Thomas Byron and Joseph Piraro did not own any shares of the California Municipal, California Insured intermediate Municipal and Tax-Exempt Bond Funds.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. WM Advisors, a Sub-Advisor or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

WM Advisors and each Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

TRANSFER AGENT FEES. Shareholder Services has provided transfer agency and other shareholder services to each of the Portfolios and Funds since March 20, 1998. Shareholder Services provides transfer agency and other services incidental to issuance and transfer of shares, maintenance of shareholder lists, and issuance and mailing distributions and reports. In its capacity as transfer agent, Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services. Shareholder Services is a wholly owned subsidiary of Washington Mutual, Inc. and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

For the three most recent fiscal years, the Trusts paid Shareholder Services the following administration and/or transfer agent fees:

[TO BE UPDATED]

                                                                    FISCAL YEAR ENDED OCTOBER 31,
                                                               2005            2004             2003
                                                               ----            ----             ----
Flexible Income Portfolio                                    [      ]        $  483,452      $  364,879
Conservative Balanced Portfolio                              [      ]        $  240,964      $  134,258
Balanced Portfolio                                           [      ]        $1,776,387      $1,182,605
Conservative Growth Portfolio                                [      ]        $1,700,134      $1,148,617
Strategic Growth Portfolio                                   [      ]        $1,298,056      $  891,721
REIT Fund                                                    [      ]        $   24,429      $    4,892
Equity Income Fund                                           [      ]        $  539,839      $  447,042
Growth & Income Fund                                         [      ]        $  806,359      $  893,894
West Coast Equity Fund                                       [      ]        $  836,531      $  810,534
Mid Cap Stock Fund                                           [      ]        $  106,174      $   94,686
Growth Fund                                                  [      ]        $1,026,151      $1,212,867
Small Cap Value Fund                                         [      ]        $    2,628             N/A
Small Cap Growth Fund                                        [      ]        $  342,285      $  361,978
International Growth Fund                                    [      ]        $   110,68      $  119,708
Short Term Income Fund                                       [      ]        $  117,232      $  103,826
U.S. Government Securities Fund                              [      ]        $  401,649      $  532,533
Income Fund                                                  [      ]        $  348,665      $  375,679
High Yield Fund                                              [      ]        $  137,975      $   95,069
Tax-Exempt Bond Fund                                         [      ]        $  102,680      $  123,215
California Municipal Fund                                    [      ]        $  160,468      $  204,546
California Insured Intermediate Municipal Fund               [      ]        $   50,555      $   60,572
Money Market Fund                                            [      ]        $  432,573      $  538,231
Tax-Exempt Money Market Fund                                 [      ]        $   18,033      $   23,457
California Money Fund                                        [      ]        $   21,221      $   24,701

* Shareholder Services waived the entire amount of its fee in 2003 and 2004.

In 2005, Shareholder Services engaged Boston Financial Data Services ("BFDS") to perform certain sub-administrative services for the Portfolios and the Funds. For the three most recent fiscal years, Shareholder Services paid the following amounts to PFPC for sub-administrative services to the Portfolios and Funds.

[TO BE UPDATED]

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                         2005           2004          2003
                                                         ----           ----          ----
Flexible Income Portfolio                              [      ]        $ 24,873      $182,630
Conservative Balanced Portfolio                        [      ]        $118,219      $ 55,817
Balanced Portfolio                                     [      ]        $898,389      $518,516
Conservative Growth Portfolio                          [      ]        $709,285      $411,848
Strategic Growth Portfolio                             [      ]        $400,183      $219,296
REIT Fund                                              [      ]        $ 84,176      $ 32,130
Equity Income Fund                                     [      ]        $393,264      $241,537
Growth & Income Fund                                   [      ]        $609,136      $446,897
West Coast Equity Fund                                 [      ]        $372,618      $260,427
Mid Cap Stock Fund                                     [      ]        $187,418      $107,656
Growth Fund                                            [      ]        $399,537      $236,320
Small Cap Value Fund                                   [      ]        $ 48,388           N/A
Small Cap Growth Fund                                  [      ]        $113,759      $ 90,911
International Growth Fund                              [      ]        $152,918      $ 84,206
Short Term Income Fund                                 [      ]        $ 84,753      $ 66,500
U.S. Government Securities Fund                        [      ]        $435,899      $335,651
Income Fund                                            [      ]        $354,380      $314,509
High Yield Fund                                        [      ]        $212,915      $145,363
Tax-Exempt Bond Fund                                   [      ]        $ 76,704      $ 89,995
California Municipal Fund                              [      ]        $150,271      $195,629
California Insured Intermediate Municipal Fund         [      ]        $ 51,750      $ 62,369
Money Market Fund                                      [      ]        $253,096      $298,280
Tax-Exempt Money Market Fund                           [      ]        $  8,581      $ 10,282
California Money Fund                                  [      ]        $  7,388      $  8,898

CUSTODIAN

The Custodian for the Portfolios and Funds is Mellon Trust of New England, National Association, which is located at One Boston Place, Boston, Massachusetts 02108.

COUNSEL

Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trusts and the Independent Trustees of the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as Independent Registered Public Accounting Firm to each of the Portfolios and Funds, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various filings with the Securities and Exchange Commission. The financial statements, financial highlights and the Reports of Independent Registered Public Accounting Firm of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Report for the fiscal period ended October 31, 2005 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI have been audited by Deloitte & Touche LLP and have been so included in reliance on such Reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

INVESTMENT OBJECTIVES AND POLICIES

The prospectus discusses the investment objective or objectives of each of the Portfolios and Funds and the policies to be employed to achieve such objectives. The following section contains supplemental information to the prospectus concerning the types of securities and other instruments in which the Portfolios and Funds may invest, the investment policies and portfolio strategies that the Portfolios and Funds may utilize and certain risks attendant to such investments, policies and strategies.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used as initial criteria for the selection of applicable portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective Sub-advisors. Appendix A to this SAI contains further information concerning the ratings of these services and their significance.

To the extent that the rating given by Moody's, S&P or Fitch for securities may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to use comparable ratings as standards for its investments in accordance with each Fund's investment policies contained in the Prospectus and in this SAI.

U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities. U.S. government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's Sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid either upon acquisition or due to subsequent lack of institutional buyers, that investment will be treated as an illiquid security.

BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective Sub-advisors will carefully evaluate such investments on a case-by-case basis.

A Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such securities.

Subject to the investment restrictions and policies stated elsewhere in the Prospectus and this SAI, Funds may invest in collateralized mortgage obligations. A collateralized mortgage obligation ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Equity Income, Growth & Income, West Coast Equity, Income, Tax-Exempt Bond, Money and Money Market Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days do not exceed 10% of each Fund's total assets.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns. No Portfolio or Fund currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the Sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

The use of strategic transactions involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described below. Successful use of most strategic transactions depends upon the Advisor or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

SWAPS, CAPS, FLOORS AND COLLARS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in the SAI and in the Prospectus, each of the Portfolios and Fixed-Income Funds, except for the Money Market Fund, may enter into interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek potentially higher returns. A Fund will use these transactions as hedges or for investment purposes and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. In a credit default swap, the seller agrees to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes or are offset by a "covering" position or the Fund has segregated liquid assets sufficient to meet its obligations under such transactions, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.

FUTURES ACTIVITIES. Each of the Funds permitted to engage in strategic transactions within WM Trust II, and the REIT, Mid Cap Stock, Small Cap Value, High Yield, and U.S. Government Securities Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions. In the case of the California Municipal and the California Insured Intermediate Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' Advisor or Sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

The purpose of entering into a futures contract by a Portfolio or Fund is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund or the California Insured Intermediate Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.

No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margins," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates. This makes the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's or Fund's existing position in the contract.

There are several associated risks with using futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the Sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Portfolios and the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios or Funds will be required to either (1) segregate sufficient cash or liquid assets to cover the outstanding position or (2) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Portfolios' or Funds' assets, the Portfolios and Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.

When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the Sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

OPTIONS ON SECURITIES. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may buy and sell covered put (except for the Equity Income, Growth & Income and West Coast Equity Funds) and call options on securities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and because of current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. government securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an Agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options.

If, as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to mortgage-backed U.S. government securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

OPTIONS ON SECURITIES INDEXES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its Sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds may use forward currency exchange contracts to hedge either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. In addition, the Funds may use foreign currency forward contracts in an effort to profit from favorable currency movements.

If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions with factors such as the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The Funds, in addition, may combine forward currency exchange contracts with investments in U.S. securities in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in the foreign currency. For instance, a Fund could purchase a U.S. government security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for a foreign currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the foreign currency, the Fund may be able to adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's Sub-advisor will be able to do so.

There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

OPTIONS ON FOREIGN CURRENCIES. The REIT, Mid Cap Stock, Small Cap Value, Growth, International Growth, Short Term Income, Income, High Yield and California Insured Intermediate Municipal Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated in or exposed to will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated in or exposed to is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with the Custodian.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Income and High Yield Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States, and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

LENDING OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield and Money Market Funds may lend portfolio securities up to 33% of total assets. Each of these Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder."

MUNICIPAL OBLIGATIONS. Municipal obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of municipal obligations are municipal bonds, municipal commercial paper and municipal notes.

MUNICIPAL BONDS, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. An AMT-subject bond is a particular kind of revenue bond. The classifications of municipal bonds and AMT-subject bonds are discussed below.

1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

2. REVENUE BONDS. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

3. AMT-SUBJECT BONDS. AMT-subject bonds are considered municipal bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include: 1. TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

3. BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

4. CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond, California Municipal, and California Insured Intermediate Municipal Funds(the "Municipal Funds") will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on municipal obligations were enacted, the availability of municipal obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-subject bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that such derived income is tax-exempt to the Fund.

STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their Sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its Sub-advisor in accordance with procedures established by the Board of Trustees.

A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California and the California economy.

LOWER-RATED SECURITIES. The Growth, Growth & Income, Income Funds and Tax-Exempt Bond Funds may each invest up to 35% of their total assets (limited to 20% unless authorized by the Funds' Board of Trustees), and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth Funds may invest up to 20% of their total assets in below-investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor. The High Yield Fund may invest entirely in such securities and will generally invest at least 80% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories and are considered speculative. See Appendix A to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Prices for below-investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

INVESTMENT RESTRICTIONS

Certain of the Portfolios' and Funds' investment restrictions set forth below, and in the case of the West Coast Equity Fund, the Fund's investment objective, are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio or Fund, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Portfolio or Fund, if the holders of more than 50% of the outstanding shares of the Portfolio or Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio or Fund. Unless otherwise stated, percentage limitations apply at the time the investment is made, and restrictions will not be considered violated unless an excess or deficiency occurs immediately after and as a result of a purchase.

RESTRICTIONS APPLICABLE TO WM TRUST II FUNDS (THE GROWTH, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, CALIFORNIA MUNICIPAL, AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS).

Investment Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by WM Trust II's Board of Trustees at any time, without shareholder approval.

The above listed Funds are prohibited from:

1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation; provided that this restriction shall not apply to the California Municipal and California Insured Intermediate Municipal Funds.

2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities; provided further that this restriction shall not apply to the Growth, California Municipal, and California Insured Intermediate Municipal Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may enter into futures contracts, and (c) the Short Term Income Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term Income Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 331/3% of the Fund's total assets (after giving effect to any such borrowing).

6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
      (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

9. Investing in commodities, except that the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10. Investing in oil, gas or other mineral exploration or development programs.

11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal Fund) and the entry into repurchase agreements.

12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. government securities, or (b) municipal obligations issued by governments or political subdivisions of governmentsfi.

14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Growth, Short Term Income and California Insured Intermediate Municipal Funds; and provided further that (a) the Small Cap Growth and International Growth Funds may purchase, write and sell covered put and call options on securities, (b) the Small Cap Growth, International Growth and California Municipal Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Municipal Fund may acquire stand-by commitments, (d) the Small Cap Growth and International Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

15. With respect to the Growth Fund, investing more than 35% of the Fund's assets in non-investment grade debt securities.

16. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.

18. Purchasing securities that are not readily marketable if more than 15% of the net assets of a Fund would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; provided that the Funds may not invest more than 10% of its total assets in such securities, except the Growth and Short Term Income Funds (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

19. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

20.   Making investments for the purpose of exercising control or management.

21. Purchasing or retaining securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of the Advisor or a Sub-advisor individually owns more than 0.50% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

22. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

23.   Purchasing or selling interests in real estate limited partnerships.

24.   Investing in mineral leases.

25. Entering into strategic transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

26. With respect to the Small Cap Growth Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

Restriction 26 may not be changed without at least 60 days prior notice to shareholders. For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction 13 above, AMT-subject bonds and revenue bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE WM TRUST I FUNDS AS FUNDAMENTAL POLICIES, EXCEPT WHERE OTHERWISE INDICATED.

THE MONEY MARKET FUND MAY NOT:

1.    invest in common stocks or other equity securities;

2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;

3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

4.    buy or sell options;

5.    act as underwriter of securities issued by others;

6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);

7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;

8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;

9.    issue senior securities;

10. invest more than 5% of its total assets in the securities of any single issuer (except for the United States government, its agencies or instrumentalities);

11. invest more than 25% of its total assets in securities of issuers in any single industry;

12.   invest more than 10% of its net assets in illiquid securities; or

13.   invest in companies for the purpose of exercising control.

14.   invest in other investment companies (except as part of a merger).

EACH OF THE U.S. GOVERNMENT SECURITIES, INCOME AND TAX-EXEMPT BOND FUNDS MAY
NOT:

1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

2.    acquire more than 10% of the voting securities of any one company;

3.    invest in any company for the purpose of management or exercising control;

4. invest in real estate or commodities*, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options and the U.S. Government Securities Fund may invest without limit in financial futures contracts;

5.    invest in oil, gas or other mineral leases;

6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;

7.    invest more than 20% of its assets in forward commitments;

8.    invest more than 25% of its assets in any single industry;**

9.    invest more than 15% of its net assets in illiquid securities;

10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);

11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

12. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

13.   act as underwriter of securities issued by others;

14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;

15.   lend money (except for the execution of repurchase agreements);

16.   buy or sell put or call options; or

17.   issue senior securities. In addition,

* For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.

** It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

THE TAX-EXEMPT BOND FUND MAY NOT:

1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than 50% of the outstanding securities.

2. buy common stocks or other equity securities, except that the Fund may invest in other investment companies.

THE INCOME FUND MAY NOT:

1. invest in other investment companies (except as part of a merger).

The U.S. Government Securities Fund, as a matter of non-fundamental policy, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. This policy may not be changed without at least 60 days prior notice to shareholders.

EACH OF THE REIT, MID CAP STOCK, SMALL CAP VALUE AND HIGH YIELD FUNDS MAY NOT:

1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;

2.    acquire more than 10% of the voting securities of any one company;

3.    invest in real estate* or commodities;**

4.    invest in oil, gas or other mineral leases;

5. invest more than 25% or more of its assets in any single industry, except that the REIT Fund will, under normal circumstances invest at least 80% of its assets in the real estate industry;

6.    buy securities on margin, mortgage or pledge its securities;

7.    act as underwriter of securities issued by others;

8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non- investment purposes);

9.    lend money (except for the execution of repurchase agreements); or

10.   issue senior securities.

For purposes of restriction 7, to the extent a Fund is considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities, the Fund will not be deemed to violate this restriction.

The REIT Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in REIT securities. This policy may not be changed without at least 60 days prior notice to shareholders.

* This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest primarily in REIT securities.

** For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.

The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

The Small Cap Value Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

EACH OF THE EQUITY INCOME, GROWTH & INCOME AND WEST COAST EQUITY FUNDS MAY NOT:

1. invest more than 5% of its total assets in securities of any single issuer other than U.S. Government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

2.    acquire more than 10% of the voting securities of any one company;

3.    invest in any company for the purpose of management or exercising control;

4. invest in real estate (except publicly traded real estate investment trusts);

5.    invest in commodities;

6.    invest in oil, gas or other mineral leases;

7.    invest in other investment companies (except as part of a merger);

8. invest more than 20% of its total assets in forward commitments or repurchase agreements;

9.    invest more than 25% of its total assets in any single industry;

10.   act as underwriter of securities issued by others;

11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);

12.   lend money (except for the execution of repurchase agreements);

13.   issue senior securities;

14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;

15.   buy or sell futures-related securities;

16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);

17.   invest more than 15% of its net assets in illiquid securities;

18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

19. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction; or

20. invest more than 25% of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days prior notice to shareholders.

The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast Companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

Any notice required to be delivered to shareholders of a Fund in connection with an intended change in a non-fundamental policy of the Fund (as described in this SAI or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

Each of the Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios may not:

1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC;

6. borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or

8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

As a matter of non-fundamental investment policy, none of the Portfolios or Funds may invest in securities issued by Washington Mutual, Inc. or its affiliates.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios and Funds disclose their month-end portfolio holdings on the Distributor's Web site at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios and Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements.

After a Portfolios' or Fund's portfolio holdings information has been posted to the Web site, it may be disclosed without limitation except that no such information may be provided pursuant to an ongoing arrangement until the business day after such information has been posted to the Web site in accordance with the Portfolio's or Fund's prospectus and statement of additional information, or the relevant Portfolio's or Fund's Form N-CSR or Form N-Q containing such information has been filed with the SEC.

To the extent permitted under applicable law, the Advisor and Sub-advisors may distribute (or authorize the relevant Portfolio's or Fund's fund accounting agent or principal underwriter to distribute) information regarding a Portfolio's or Fund's portfolio holdings information ("Confidential Portfolio Information") more frequently than provided above or in advance of the Web site posting to the Portfolio's or Fund's service providers who require access to such information in order to fulfill their contractual duties with respect to the Portfolio or Fund, such as the Portfolio's or Fund's custodian, securities lending agents, auditors, pricing service vendors and other persons who provide systems or software support in connection with Portfolio or Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Portfolio or Fund in the voting of proxies and to bank lenders, to third parties providing research and trading services, and to mutual fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services. In connection with managing the Portfolios and Funds, the Advisor or Sub-advisors may use analytical systems provided by third parties who may have access to the Portfolios' or Funds' portfolio holdings. Portfolio holdings may also be disclosed to certain third party industry information vendors, institutional investment consultants, and asset allocation platform providers. However, these service providers may not provide portfolio holdings information to their subscribers in advance of the public dissemination dates. Such disclosure may be made in advance of the Web site posting only if the recipients of such information are subject to a confidentiality agreement, which includes a duty not to trade on the nonpublic information, and if the Portfolios' and Funds' Chief Compliance Officer determines that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Portfolio's or Fund's shareholders.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Portfolio's or Funds' portfolio securities, the Portfolios and Funds may disclose one or more of their securities. The Portfolios and Funds will not enter into formal confidentiality agreements in connection with these situations, however, the Portfolios and Funds will not continue to disclose portfolio holdings information to a person who the Portfolios or Funds or their Investment Managers believe is misusing the disclosed information.

The Confidential Portfolio Information that may be distributed under this policy is limited to the information that the Advisor and Sub-advisors believe is reasonably necessary in connection with the services to be provided by the service provider receiving the information. In no event will WM Group of Funds, the Advisor or its sub-advisors or any affiliate thereof be permitted to receive compensation or capitalize consideration in connection with the disclosure of Portfolio or Fund portfolio holdings. A list of all persons who receive Confidential Portfolio Information under this policy will be available upon request to the Portfolios' and Funds' Chief Compliance Officer.

The Advisor and Sub-advisors, if any, shall have primary responsibility for compliance with the Portfolios' and Funds' procedures regarding disclosure of portfolio holdings information. As part of this responsibility, the Advisor and Sub-advisors, if any, shall be responsible for maintaining such internal informational barriers (e.g., "Chinese walls") as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio information. The Portfolios' and Funds' Chief Compliance Officer is responsible for monitoring for conflicts of interest between the interests of Portfolio and Fund shareholders and the interests of the Advisor, investment Sub-advisors, principal underwriter, or any affiliated person of the Portfolio or Fund, their investment manager, investment sub-advisors, or their principal underwriter.

The Boards of Trustees of the Trusts review and approve the Portfolios' and Funds' policy on disclosure of portfolio holdings. Exceptions to and violations of this policy are reported to the Boards of Trustees of the Trusts.

PORTFOLIO TURNOVER

The Money Market Fund attempts to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover and high transaction costs. The REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

Under certain market conditions, the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income or California Insured Intermediate Municipal Funds may experience increased portfolio turnover as a result of such Funds' options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

The turnover rate for the Growth Fund was [%] for the fiscal year ended October 31, 2004 and [%] for the fiscal year ended October 31, 2005.fi [The turnover rate for the Small Cap Growth Fund was [ %] for the fiscal year ended October 31, 2004 and [ %] for the fiscal year ended October 31, 2005.

SECURITIES TRANSACTIONS

Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by WM Advisors or the relevant Sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by WM Advisors or the Sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by WM Advisors or the Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by WM Advisors or the Sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, WM Advisors or the Fund's Sub-advisors seeks the best overall terms available. In assessing the best overall terms available for any transaction, WM Advisors and each Sub-advisor will consider the factors that WM Advisors or the Sub-advisors deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes WM Advisors, and a sub-advisory agreement authorizes the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which WM Advisors, the Sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, WM Advisors and the Sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a Sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of WM Advisors or the Fund's Sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:

TOTAL BROKERAGE COMMISSIONS PAID [TO BE UPDATED]

                                                                                      FISCAL YEAR ENDED
                                                                       OCTOBER 31,           OCTOBER 31,          OCTOBER 31,
                     FUND                                                2004                   2003                 2002
-----------------------------------------------------                ---------------       -------------          -----------
REIT Fund                                                            $       148,289       $     281,937                    -
Equity Income Fund                                                         1,196,447             487,582          $   505,453
Growth & Income Fund                                                         850,493             703,432              899,288
West Coast Equity Fund                                                       826,502             659,050              502,813
Mid Cap Stock Fund                                                           683,290             349,259              186,930
Growth Fund                                                                2,072,010           1,771,607            3,048,625
Small Cap Growth Fund                                                      1,743,417           1,475,540              373,453
Small Cap Value Fund                                                           9,162                 N/A                  N/A
International Growth Fund                                                    582,802             258,881              289,973
Short Term Income Fund                                                         3,500               4,900                5,600
U.S. Government Securities Fund                                                    -                   -                    -
Income Fund                                                                        -               1,775                5,000
High Yield Fund                                                               16,450              24,714               17,250
Tax-Exempt Bond Fund                                                           3,795               56,94                1,105
California Municipal Fund                                                      2,748              30,203                3,736
California Insured Intermediate Municipal Fund                                 6,110              12,272                1,471
Money Market Fund                                                                  -                   -                    -
Tax-Exempt Money Market Fund*                                                      -                   -                    -
California Money Fund*                                                             -                   -                    -

                                                                                                  TOTAL AMOUNT OF TRANSACTIONS
                                                                  TOTAL BROKERAGE COMMISSIONS    WHERE BROKERAGE COMMISSIONS WERE
                                                                      PAID TO BROKERS THAT        PAID TO BROKERS THAT PROVIDED
                                                                       PROVIDED RESEARCH                    RESEARCH
                                                                       FISCAL YEAR ENDED                FISCAL YEAR ENDED
                    FUND                                                OCTOBER 31, 2004                OCTOBER 31, 2004
-----------------------------------------------------            ------------------------------ ---------------------------------
REIT Fund                                                                          -                                    -
Equity Income Fund                                                        $  250,145                        $ 165,510,035
Growth & Income Fund                                                         164,810                          116,117,512
West Coast Equity Fund                                                       191,356                          119,693,353
Mid Cap Stock Fund                                                            74,665                           54,450,573
Growth Fund                                                                        -                                    -
Small Cap Growth Fund                                                         54,408                           15,089,971
Small Cap Value Fund                                                               -                                    -
International Growth Fund                                                          -                                    -
Short Term Income Fund                                                             -                                    -
U.S. Government Securities Fund                                                    -                                    -
Income Fund                                                                        -                                    -
High Yield Fund                                                                2,100                            1,420,293
Tax-Exempt Bond Fund                                                               -                                    -
California Municipal Fund                                                          -                                    -
California Insured Intermediate Municipal Fund                                     -                                    -
Money Market Fund                                                                  -                                    -
Tax-Exempt Money Market Fund*                                                      -                                    -
California Money Fund*                                                             -                                    -

* Liquidated November 8, 2005.

The Trusts are required to identify any securities of their "regular brokers or dealers" (as defined in the 1940 Act), which the Trusts have acquired during their most recent fiscal year. As of October 31, 2004, these Portfolios and Funds had the following holdings fitting the above descriptions (in thousands of dollars):

                                           CREDIT
                                         SUISEE FIRST                        J.P.MORGAN    GENERAL    BANK OF
                                           BOSTON       MERRILL    GOLDMAN    CHASE &      ELECTRIC   AMERICA      HS BC   JEFFRIES
              FUND                       CORPORATION     LYNCH      SACHS     COMPANY      COMPANY   CORPORATION  HOLDINGS   GROUP
------------------------------------    -------------   -------    -------  ------------   -------   -----------  -------- ---------
REIT Fund                                    [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Equity Income Fund                           [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Growth & Income Fund                         [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
West Coast Equity Fund                       [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Mid Cap Stock Fund                           [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Growth Fund                                  [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Small Cap Growth Fund                        [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Small Cap Value Fund                         [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
International Growth Fund                    [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Short Term Income Fund                       [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
U.S. Government Securities Fund              [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Income Fund                                  [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
High Yield Fund                              [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Tax-Exempt Bond Fund                         [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
California Municipal Fund                    [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
California Insured Intermediate              [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Municipal Fund                               [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Money Market Fund                            [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
Tax-Exempt Money Market Fund*                [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]
California Money Fund*                       [_]          [_]        [_]         [_]         [_]         [_]         [_]      [_]

                                                     MORGAN
                                          SALOMON    STANLEY                                                      FIRST
                                           SMITH      DEAN                                        FREDDIE  WELLS   BEAR     ALBANY
             FUND                         BARNEY     WITTER     PRUDENTIAL   UBS AG   CITIGROUP     MAC    FARGO  STEARNS  COMPANIES
---------------------------------         -------    -------    ----------   ------   ---------   -------  -----  -------  ---------
REIT Fund                                   [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Equity Income Fund                          [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Growth & Income Fund                        [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
West Coast Equity Fund                      [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Mid Cap Stock Fund                          [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Growth Fund                                 [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Small Cap Growth Fund                       [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Small Cap Value Fund                        [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
International Growth Fund                   [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Short Term Income Fund                      [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
U.S. Government Securities Fund             [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Income Fund                                 [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
High Yield Fund                             [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Tax-Exempt Bond Fund                        [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
California Municipal Fund                   [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
California Insured Intermediate             [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Municipal Fund                              [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Money Market Fund                           [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
Tax-Exempt Money Market Fund*               [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]
California Money Fund*                      [_]        [_]          [_]        [_]       [_]        [_]     [_]     [_]       [_]

* Liquidated November 8, 2005.

NET ASSET VALUE

The Trusts will calculate the net asset value (or "NAV") of the Funds' and Portfolios' Class A, B, C, I, R-1, and R-2 shares as of the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Market Fund may determine its NAV on days when the New York Stock Exchange is not open for regular trading.

A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sale price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Market Fund is also valued at amortized cost. Securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing securities (normally determined at 4 P.M. Eastern Time).The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trusts. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. The procedures of each pricing service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services.

VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon its amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The use by the Money Market Fund of the amortized cost method of valuing its respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

HOW TO BUY AND REDEEM SHARES

Class A, B, C, I, R-1, and R-2 shares of the Portfolios and Funds may be purchased and redeemed in the manner described in the Prospectuses and in this SAI. Class I shares are currently offered and sold only to the Portfolios.

Each Portfolio and Fund may sell Class A shares at net asset value to current and retired (defined as being 55 years of age and having at least 10 years of service) employees of Washington Mutual, Inc. and its affiliates.

Each Portfolio and Fund may sell Class A shares at net asset value to brokers, dealers and registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products or programs made available to their clients for which they may charge a separate fee. This includes investment products or programs that are available only with respect to the proceeds of redemptions of shares of other mutual funds on which the client had paid an initial or contingent deferred sales charge.

COMPUTATION OF PUBLIC OFFERING PRICES

The Portfolios and Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Portfolios and Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. Class A shares may be purchased at net asset value (without initial sales charges) with the proceeds of redemptions of non-WM Group mutual funds when all of the following conditions are met: (i) the purchase is made within 45 days of the redemption; (ii) the redeemed shares were subject to an initial or contingent deferred sales charge, provided, however, that for this purpose shares that were subject to an initial or contingent deferred sales charge of 2.00% or less shall be deemed not to have been subject to a sales charge and therefore are not eligible for this waiver; and (iii) both the redemption of the existing shares and the purchase of new shares are made through the same broker/dealer. The public offering price per Class B, C, I, R-1, or R-2 shares of the Portfolios and Funds is equal to the net asset value next computed after receipt of a purchase order.

An illustration of the computation of the public offering price per share of each Portfolio and Fund is contained in the financial statements incorporated herein by reference.

PAYMENT IN SECURITIES

In addition to cash, the Portfolios and Funds may accept securities as payment for Portfolio or Fund shares at the applicable net asset value. Generally, the Portfolios and Funds will only consider accepting securities to increase their holding in a portfolio security or if the Advisor determines that the offered securities are a suitable investment for the Portfolio or Fund and in a sufficient amount for efficient management.

While no minimum has been established, the Portfolios and Funds may decide not to accept securities as payment for shares at their discretion. The Portfolios and Funds may reject in whole or in part any or all offers to pay for purchases of shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for shares at any time without notice. The Portfolios and Funds will value accepted securities in the manner described in the section "Net Asset Value" for valuing shares of the Portfolios and Funds. The Portfolios and Funds will only accept securities which are delivered in proper form. The acceptance of securities by certain of the Portfolios or Funds in exchange for shares is subject to additional requirements. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Portfolio or Fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Shareholder Services at 800-222-5852. Investors should not send securities to the Portfolios and Funds except when authorized to do so and in accordance with specific instructions received from Shareholder Services.

ARCHER MEDICAL SAVINGS ACCOUNT. The Funds administer existing Archer Medical Savings Accounts ("MSA"). New accounts may only be opened by participants employed by a firm offering, as of December 31, 2003, an MSA through the WM Group of Funds. The MSA is a specialized product with its own specific account investment requirements, privileges and policies. MSAs may purchase only Class A shares of the Portfolios and Money Market Fund. Investment minimums for the Portfolios and Money Market Fund are: either the lesser of $2,000 or the shareholder's HDHP-provided maximum; OR at least $100 monthly systematic purchases. Sales charges and dealer re-allowances are as stated in the Prospectus.

Certain provisions apply to the check writing privilege for MSAs, as follows:
(1) Checks may be drafted from the Money Market Fund Class A shares only; (2) The Money Market Fund must be funded as stated above; (3) there is no minimum check amount; and (4) a check presented for an amount in excess of the then current value of the Money Market Fund shares held in the account will be considered an instruction to redeem all shares of the Money Market Fund held in the account, with the excess being applied to shares of the Portfolios held in the account in the following order, in each case redeeming shares of the Portfolios to the extent necessary to cover the remaining amount of the check:

Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio.

MSA investments in the Portfolios may be counted towards Rights of Accumulation
(ROA) and Letter of Intent (LOI) options. The Funds may close an MSA after 60 days written notice if the account balance is less than $2,000 and the account owner has failed to make monthly investments of at least $100 for each of the preceding six months.

REDEMPTIONS

The procedures for redemption of Class A, B, and C shares of each Portfolio and Fund are summarized in the Prospectus under "Choosing a Share Class -- Redemptions and Exchanges of Shares." The right to redeem may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's or Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

REDEMPTION FEE -- INTERNATIONAL GROWTH FUND CLASS A SHARES ONLY. A redemption from the International Growth Fund, including a redemption by way of exchange, made within 90 days of any purchase by the shareholders of Class A shares of the International Growth Fund will be subject to a redemption fee equal to 2.00% of the redemption proceeds (in addition to any applicable CDSC). The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected.

CONTINGENT DEFERRED SALES CHARGES

Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, B, and C shares will be retained by the Distributor, and may be waived in certain instances, as described in the current Prospectus and below.

APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.00% may be imposed on certain redemptions within 18 months of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to being a purchase of $1 million or more, or (ii) acquired, including Class A shares of the Money Market Fund acquired, through an exchange for Class A shares of a Fund purchased at NAV without a sales charge at the time of purchase due to being a purchase of $1 million or more. The CDSCs for Class A shares are calculated on the shares' cost in determining whether the CDSC is payable, and the Funds will first redeem shares not subject to any CDSC.

With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the Class A shares were purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or who hold Class A shares of the Money Market Fund that were acquired through an exchange for non-Money Market Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1.00% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first 18 months after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).

WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other WM Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1.00% or less per month; and
(viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

DEFERRED SALES CHARGE ALTERNATIVE: CLASS B AND CLASS C SHARES. If you choose the deferred sales charge alternative, you will purchase Class B or C shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term Income Fund that are redeemed within four years of purchase, and Class B shares of the remaining Portfolios and Funds that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. Class C shares redeemed during the first 12 months after purchase are subject to a 1.00% CDSC. CDSC payments and distribution fees on Class B and C shares may be used to fund commissions payable to Authorized Dealers.

For Class B shares, no charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the NAV of the shares at the time of purchase. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following tables:

Class B shares of all Portfolios and Funds (except for the Short Term Income
Fund) purchased after March 20, 1998 (other than shares of the Funds received in connection with the merger of other mutual funds into certain Funds).

                                                          CONTINGENT
                                                           DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
---------------------------------                        ------------
First ................................................       5.00%
Second ...............................................       4.00%
Third ................................................       3.00%
Fourth ...............................................       2.00%
Fifth ................................................       1.00%
Six and following ....................................       0.00%

Class B shares of all Portfolios and WM Trust II Funds (except for the Short Term Income Fund) purchased before March 20, 1998, and shares of the Funds received in connection with the merger of other mutual funds into certain Funds.

                                                          CONTINGENT
                                                           DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
---------------------------------                        ------------
First ................................................      5.00%
Second ...............................................      4.00%
Third ................................................      3.00%
Fourth ...............................................      3.00%
Fifth ................................................      2.00%
Six ..................................................      1.00%
Seventh and following ................................      0.00%

Class B shares of all WM Trust I Funds purchased before March 20, 1998 and the Short Term Income Fund.

                                                          CONTINGENT
                                                           DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
---------------------------------                        ------------
First ................................................      4.00%
Second ...............................................      3.00%
Third ................................................      2.00%
Fourth ...............................................      1.00%
Fifth and following ..................................      0.00%

Class B shares of all Portfolios and Funds (except for Short Term Income Fund) purchased after April 1, 2003 (other than shares of the Funds received in connection with the merger of other mutual funds into certain Funds).

                                                          CONTINGENT
                                                           DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
---------------------------------                        ------------
First ................................................      5.00%
Second ...............................................      5.00%
Third ................................................      4.00%
Fourth ...............................................      3.00%
Fifth ................................................      2.00%
Six and following ....................................      0.00%

Class B shares of the Short Term Income Fund purchased after April 1, 2003.

                                                          CONTINGENT
                                                           DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
---------------------------------                        ------------
First ................................................      4.00%
Second ...............................................      4.00%
Third ................................................      3.00%
Fourth ...............................................      2.00%
Fifth and following ..................................      0.00%

For these purposes, all purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B or C shares, a Fund will first redeem Class B or C shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

The Trusts have adopted procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of approximately eight years after purchase. Those shares of the former Griffin Funds purchased prior to the merger with the WM Group of Funds convert in approximately six years after purchase.

The conversion of Class B shares to Class A shares is subject to the availability of a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel, that such conversion will not be subject to federal income tax. There cannot be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

WAIVERS OF CLASS B CDSCS. Redemptions of Class B shares from Portfolio or Fund accounts opened prior to April 1, 2002 will not be subject to CDSCs if made in connection with distributions from IRAs or other retirement accounts to shareholders over age 591/2, except that the qualifying age shall be 701/2 with respect to Class B shares of WM Trust II Funds purchased prior to March 1, 1998. This does not apply to a transfer of assets. See the Prospectus for other CDSC waivers that may apply.

WAIVERS OF CLASS C CDSCS. For Class C shares purchased prior to March 1, 2003, waivers of the 1.00% CDSC applied to Class C shares of the Portfolios and Funds redeemed within 12 months of purchase will be granted under the same conditions as generally apply to waivers of CDSCs on Class B shares, as described in the Prospectus.

DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may, in accordance with SEC rules, pay any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

DEFINITIONS

SPOUSE. The person to whom one is legally married.

PARENT. The biological or adoptive mother or father of a child.

LEGAL GUARDIAN. A person legally placed in charge of the affairs of a minor or an incompetent person.

CHILD. A biological or adopted son or daughter; a stepchild; a legal ward; or a child of a person standing in loco parentis.

MINOR CHILD. A child under the age of 21, regardless of the age of majority recognized by the law of the state in which the child resides.

GRANDCHILD. A child of one's child under the age of 21.

DOMESTIC PARTNER. Generally, a domestic partner is someone who lives with you full-time and shares your life much like a married spouse would. Domestic partners can be either same-sex or opposite-sex.

To qualify, you and your domestic partner must have satisfied all of the following requirements for at least six months before signing an affidavit:

     - you have a committed, exclusive relationship and intend to remain partners indefinitely

     -    you live together/share the same permanent residence

     -    you share financial responsibility for basic living expenses

     -    you are both at least 18 years old and mentally competent

     - you are not related to each other by blood so as to preclude marriage in your state of residence

     - neither of you is married to anyone else, legally separated or is anyone else's domestic partner

TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI and all references to the Funds in this discussion include the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. Each of the Funds intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to qualify as a RIC for any year, all of its income would be subject to tax at corporate rates, and its distributions (including Capital Gains Dividends) would generally be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period generally ending on October 31 of that year, and (iii) certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.

For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

The Tax-Exempt Bond, California Municipal, and California Insured Intermediate Municipal Funds will qualify to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California

Municipal and California Insured Intermediate Funds, for California income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Similar rules apply for California state personal income tax purposes. Issuers of bonds purchased by the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time. Each shareholder of a Municipal Fund is advised to consult his, her, or its tax advisor to determine the suitability of shares of the Fund as an investment and the precise effect of an investment in the Fund on their particular tax situation.



The portion of distributions made by any Fund to its corporate shareholders which are derived from dividends received by such Fund from U.S. domestic corporations may qualify for the dividends received deduction for corporations (reduced to the extent shares of such Fund are treated as debt-financed) if certain holding period requirements with respect to the Fund shares (generally 46 days without protection from risk of loss during the 91-day period beginning on the day 45 days before the ex-dividend date) and certain other requirements are met and if such Fund could have taken such deduction if it were a regular corporation. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and require current income recognition to the extent it is in excess of such basis. Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers.

A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require this Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

As described above and in the Prospectus, certain of the Funds may invest in certain types of derivative transactions (including futures contracts, swaps, and options). The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert capital gains into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which, for the taxable year, is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, foreign currency gains and certain income from notional principal contracts. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business, certain income received from related persons and certain other income.

Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are properly designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 15% tax rate for individual shareholders) regardless of how long the shareholder has held Fund shares. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution (and to the extent not disallowed by virtue of exempt-interest dividend distributions, if any, as described above). In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another Fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE STRATEGIC ASSET MANAGEMENT PORTFOLIOS

A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. The Portfolio's use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

If a Portfolio receives dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Portfolio may in turn designate a portion of its distributions as "qualified dividend income" as well, provided the Portfolio meets the holding period and other requirements with respect to shares of the underlying Fund.

Depending on a Portfolio's percentage ownership in an underlying Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

Although a Portfolio may itself be entitled to a deduction for foreign taxes paid by the International Growth Fund, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in their gross income their pro rata share of such taxes. Shareholders may then deduct such pro rata portion of such taxes or, alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL FUND AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Municipal Fund and California Insured Intermediate Municipal Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California state personal income tax, but not from California state franchise tax or California state corporate income tax ("California Exempt-Interest Dividends"). However, the total amount of California Exempt-Interest Dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends designated as California Exempt-Interest Dividends exceed the amount that may be treated as California Exempt-Interest Dividends, only that percentage of each dividend distribution equal to the ratio of the aggregate amount that may be so treated to aggregate dividends so designated will be treated as a California Exempt-Interest Dividend. Dividend distributions that do not qualify for treatment as California Exempt-Interest Dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

SHAREHOLDER STATEMENTS

Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California state personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes for the current tax year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Bond, California Municipal, and California Insured Intermediate Municipal Funds earn taxable net investment income, they intend to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

ADDITIONAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (the "interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a Portfolio achieves its investment objectives by investing in the Funds will generally not adversely affect the Portfolio's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Portfolio are offset by deductions allocable to the Portfolio's qualified interest income or (2) short-term capital gain dividends received by the Portfolio are offset by the Portfolio's net short- or long-term capital losses, in which case the amount of a distribution from the Portfolio to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("FIRPTA Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. Under current law, a distribution from a Portfolio to a foreign person is not anticipated to be characterized as a FIRPTA Distribution.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN INCOME TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR FEDERAL, STATE, LOCAL AND FOREIGN, IF ANY, TAX LIABILITIES.

DISTRIBUTOR/UNDERWRITER

[TO BE UPDATED]

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, Inc., serves as distributor for Class A, B, C, R-1, and R-2 shares of the Funds. The principal place of business of the Distributor is 1100 Investment Blvd., Suite 200, El Dorado Hills, CA 95762. For the fiscal year ended October 31, 2004, the Distributor received: (i) $1,217,678 representing commissions (front-end sales charges) on the sale of Class A shares; (ii) ($3,423) representing commissions on the sale of Class C shares; (iii) $186,288 representing CDSC fees from the redemption of Class A shares; (iv) $3,634,902 representing CDSC fees from the redemption of Class B shares; and (v) $72,168 representing CDSC fees from the redemption of Class C Shares. Class R-1 and R-2 shares are not subject to front-end sales charges or CDSD fees. Amounts per Fund are as follows:

                                                 FRONT-END SALES CHARGES
                                                 CLASS A         CLASS C
                                                 -------         -------
REIT Fund                                         [   ]           [   ]
Equity Income Fund                                [   ]           [   ]
Growth & Income Fund                              [   ]           [   ]
West Coast Equity Fund                            [   ]           [   ]
Mid Cap Stock Fund                                [   ]           [   ]
Growth Fund                                       [   ]           [   ]
Small Cap Growth Fund                             [   ]           [   ]
Small Cap Value Fund                              [   ]           [   ]
International Growth Fund                         [   ]           [   ]
Short Term Income Fund                            [   ]           [   ]
U.S. Government Securities Fund                   [   ]           [   ]
Income Fund                                       [   ]           [   ]
High Yield Fund                                   [   ]           [   ]
Tax-Exempt Bond Fund                              [   ]           [   ]
California Municipal Fund                         [   ]           [   ]
California Insured Intermediate Municipal Fund    [   ]           [   ]

                                                         CDSC FEES
                                                 CLASS A  CLASS B  CLASS C
                                                 -------  -------  -------
REIT Fund                                         [   ]    [   ]    [   ]
Equity Income Fund                                [   ]    [   ]    [   ]
Growth & Income Fund                              [   ]    [   ]    [   ]
West Coast Equity Fund                            [   ]    [   ]    [   ]
Mid Cap Stock Fund                                [   ]    [   ]    [   ]
Growth Fund                                       [   ]    [   ]    [   ]
Small Cap Growth Fund                             [   ]    [   ]    [   ]
Small Cap Value Fund                              [   ]    [   ]    [   ]
International Growth Fund                         [   ]    [   ]    [   ]
Short Term Income Fund                            [   ]    [   ]    [   ]
U.S. Government Securities Fund                   [   ]    [   ]    [   ]
Income Fund                                       [   ]    [   ]    [   ]
High Yield Fund                                   [   ]    [   ]    [   ]
Tax-Exempt Bond Fund                              [   ]    [   ]    [   ]
California Municipal Fund                         [   ]    [   ]    [   ]
California Insured Intermediate Municipal Fund    [   ]    [   ]    [   ]
Money Market Fund                                 [   ]    [   ]    [   ]

Additionally, the Distributor serves as distributor for Class A, B, C, R-1, and R-2 shares of the Portfolios. For the fiscal year ended October 31, 2004, WM Funds Distributor, Inc. received $7,626,856 representing commissions on the sale of Class A shares and ($3,881) representing commissions on the sale of Class C shares. In addition, the Distributor received $73,149, representing CDSC fees on the redemption of Class A shares, $5,927,341 on the redemption of Class B shares and $402,068 representing CDSC fees on the redemption of Class C shares. Class R-1 and R-2 shares are not subject to front-end sales charges or CDSD fees. Amounts per Portfolio are as follows:

                                  FRONT END SALES CHARGES
                                  CLASS A         CLASS C
                                  -------         -------
Flexible Income Portfolio          [   ]           [   ]
Conservative Balanced Portfolio    [   ]           [   ]
Balanced Portfolio                 [   ]           [   ]
Conservative Growth Portfolio      [   ]           [   ]
Stategic Growth Portfolio          [   ]           [   ]

                                           CDSC FEES
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Flexible Income Portfolio          [   ]     [   ]     [   ]
Conservative Balanced Portfolio    [   ]     [   ]     [   ]
Balanced Portfolio                 [   ]     [   ]     [   ]
Conservative Growth Portfolio      [   ]     [   ]     [   ]
Stategic Growth Portfolio          [   ]     [   ]     [   ]

Each of the Funds has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, B, C, R-1 and R-2 shares of the Fund. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of the classes. For the fiscal year ended October 31, 2005, this fee amounted to [$] for Class A shares, [$] for Class B shares and [$] with respect to Class C shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares and Class C shares at an annual rate of 0.75% of the average daily net assets of such shares, which amounted to [$] for the fiscal year ended October 31, 2005 with respect to Class B shares and [$] with respect to Class C shares. The Distributor is paid a fee as compensation in connection with the offering and sale of Class R-1 and R-2 shares at an annual rate of 0.30% and 0.55%, respectively. Class R-1 and R-2 shares were not offered prior to the date of this SAI. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Amounts per Fund are as follows:

                                                         SERVICE FEES
                                                CLASS A   CLASS B   CLASS C
                                                -------   -------   -------
REIT Fund                                        [   ]     [   ]     [   ]
Equity Income Fund                               [   ]     [   ]     [   ]
Growth & Income Fund                             [   ]     [   ]     [   ]
West Coast Equity Fund                           [   ]     [   ]     [   ]
Mid Cap Stock Fund                               [   ]     [   ]     [   ]
Growth Fund                                      [   ]     [   ]     [   ]
Small Cap Growth Fund                            [   ]     [   ]     [   ]
Small Cap Value Fund                             [   ]     [   ]     [   ]
International Growth Fund                        [   ]     [   ]     [   ]
Short Term Income Fund                           [   ]     [   ]     [   ]
U.S. Government Securities Fund                  [   ]     [   ]     [   ]
Income Fund                                      [   ]     [   ]     [   ]
High Yield Fund                                  [   ]     [   ]     [   ]
Tax-Exempt Bond Fund                             [   ]     [   ]     [   ]
California Municipal Fund                        [   ]     [   ]     [   ]
California Insured Intermediate Municipal Fund   [   ]     [   ]     [   ]
Money Market Fund                                [   ]     [   ]     [   ]

                                                             DISTRIBUTOR FEES
                                                CLASS B  FEES WAIVED  CLASS C  FEES WAIVED
                                                -------  -----------  -------  -----------
REIT Fund                                        [   ]      [   ]      [   ]      [   ]
Equity Income Fund                               [   ]      [   ]      [   ]      [   ]
Growth & Income Fund                             [   ]      [   ]      [   ]      [   ]
West Coast Equity Fund                           [   ]      [   ]      [   ]      [   ]
Mid Cap Stock Fund                               [   ]      [   ]      [   ]      [   ]

Growth Fund                                      [   ]      [   ]      [   ]      [   ]
Small Cap Growth Fund                            [   ]      [   ]      [   ]      [   ]
Small Cap Value Fund                             [   ]      [   ]      [   ]      [   ]
International Growth Fund                        [   ]      [   ]      [   ]      [   ]
Short Term Income Fund                           [   ]      [   ]      [   ]      [   ]
U.S. Government Securities Fund                  [   ]      [   ]      [   ]      [   ]
Income Fund                                      [   ]      [   ]      [   ]      [   ]
High Yield Fund                                  [   ]      [   ]      [   ]      [   ]
Tax-Exempt Bond Fund                             [   ]      [   ]      [   ]      [   ]
California Municipal Fund                        [   ]      [   ]      [   ]      [   ]
California Insured Intermediate Municipal Fund   [   ]      [   ]      [   ]      [   ]
Money Market Fund                                [   ]      [   ]      [   ]      [   ]

Additionally, each of the Portfolios has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, B, C, R-1, and R-2 shares of the Portfolios. Under the applicable Rule 12b-1 Plans, the Distributor is paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. For the year ended October 31, 2005, this fee amounted to [$] for Class A shares, [$] for Class B shares and [$] for Class C shares. Additionally, under the Class B and the Class C Plans, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B and C shares for the Portfolios, which amounted to [$] for fiscal year ended October 31, 2005 with respect to Class B shares and [$] with respect to Class C shares. The distribution fee for Class R-1 and R-2 shares is to be paid to the Distributor at an annual rate of 0.30% and 0.55%, respectively. Class R-1 and R-2 shares were not offered prior to the date of this SAI. Amounts per Portfolio are as follows:

                                         SERVICE FEES
                                  CLASS A  CLASS B  CLASS C
                                  -------  -------  -------
Flexible Income Portfolio          [   ]    [   ]    [   ]
Conservative Balanced Portfolio    [   ]    [   ]    [   ]
Balanced Portfolio                 [   ]    [   ]    [   ]
Conservative Growth Portfolio      [   ]    [   ]    [   ]
Stategic Growth Portfolio          [   ]    [   ]    [   ]

                                  DISTRIBUTOR FEES
                                  CLASS B  CLASS C
                                  -------  -------
Flexible Income Portfolio          [   ]    [   ]
Conservative Balanced Portfolio    [   ]    [   ]
Balanced Portfolio                 [   ]    [   ]
Conservative Growth Portfolio      [   ]    [   ]
Stategic Growth Portfolio          [   ]    [   ]

Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. Accordingly, the Rule 12b-1 Plans require all fees be paid to the Distributor as compensation. The service fee is paid by the Fund or Portfolio to the Distributor, who in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees.

FINANCIAL STATEMENTS

The financial statements and schedules required by Regulation S-X are included in the Portfolios' and Funds' most recent Annual Report to shareholders for the fiscal period ended October 31, 2005, and are incorporated by reference to this SAI. The Portfolios' and Funds' Annual Report and Prospectus may be obtained free of charge by contacting the WM Group of Funds at 1-800-222-5852 or by visiting www.wmgroupoffunds.com.

APPENDIX A

DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

- AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

- AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

- A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

- BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

- BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

- CCC -- An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

- CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

- C -- A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

- D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- Plus (+) or minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

- Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

- Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probably. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principle and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/ VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

- MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

- MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

- MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

- SG -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

- A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

- A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

- A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

- B -- A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- C -- A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

- D -- A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

APPENDIX B

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

PROXY VOTING PROCEDURES OF WM ADVISORS, INC.
THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client.

THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.

     ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.

PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.

     The proxy voting guidelines are just that -- guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.

     WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.

     The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

1. AUDITORS

a. Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate

     -    nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

a. Voting on Director Nominees in Uncontested Elections

     - Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

     -    Vote AGAINST proposals to classify the board.

     - Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.        Independent Chairman (Separate Chairman/CEO)

     - Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d. Majority of Independent Directors /Establishment of Committees

     - Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

     - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

a. Shareholder Ability to Act by Written Consent

     - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     - Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

     - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

     -    Vote AGAINST proposals to require a supermajority shareholder vote.

     -    Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

     -    Vote AGAINST proposals to eliminate cumulative voting.

     - Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting

     - Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     -    Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

a. Voting for Director Nominees in Contested Elections

     - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

     - Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

     - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

     - Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

     - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

a. Common Stock Authorization

     - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

     - Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     - Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders; or

     - It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION a.

     - Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

     - Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

b. Management Proposals Seeking Approval to Reprice Options

     - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

c. Employee Stock Purchase Plans

     - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     - Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     -    Potential voting power dilution (VPD) is ten percent or less.

     - Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

d. Shareholder Proposals on Compensation

     - Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

     - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FOREIGN (NON-U.S.) PROXIES

1. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

     - Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

     - Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

     - Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

     - ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3. APPOINTMENT OF INTERNAL STATUTORY AUDITORS

     -    Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

4. ALLOCATION OF INCOME

     -    Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

5. STOCK (SCRIP) DIVIDEND ALTERNATIVE

     -    Vote FOR most stock (scrip) dividend proposals.

     - Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6. AMENDMENTS TO ARTICLES OF ASSOCIATION

     - Vote amendments to the articles of association on a CASE-BY-CASE basis.

7. CHANGE IN COMPANY FISCAL TERM

     - Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

8. LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

     - Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

9. AMEND QUORUM REQUIREMENTS

     - Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10. TRANSACT OTHER BUSINESS

     -    Vote AGAINST other business when it appears as a voting item.

11. DIRECTOR ELECTIONS

     -    Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

     - Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

     - Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

     - Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

12. DIRECTOR COMPENSATION

     - Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

     - Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

     - Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

     - Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13. DISCHARGE OF BOARD AND MANAGEMENT

     -    Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

14. DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

     - Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

     -    Vote AGAINST proposals to indemnify auditors.

15. BOARD STRUCTURE

     -    Vote FOR proposals to fix board size.

     - Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

     - Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

16. SHARE ISSUANCE REQUESTS

a. General Issuances

     - Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     - Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

b. Specific Issuances

     - Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

17. INCREASES IN AUTHORIZED CAPITAL

     - Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

     - Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

     -    Vote AGAINST proposals to adopt unlimited capital authorizations.

18. REDUCTION OF CAPITAL

     - Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

     - Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

19. CAPITAL STRUCTURES

     - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

     - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

20. PREFERRED STOCK

     - Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

     - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     - Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

     - Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

     - Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21. DEBT ISSUANCE REQUESTS

     - Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

     - Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     - Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22. PLEDGING OF ASSETS FOR DEBT

     - Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23. INCREASE IN BORROWING POWERS

     - Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

24. SHARE REPURCHASE PLANS:

     -    Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

25. REISSUANCE OF SHARES REPURCHASED:

     - Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26. CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     - Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27. REORGANIZATIONS/RESTRUCTURINGS:

     -    Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28. MERGERS AND ACQUISITIONS:

     -    Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

     - Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     - ABSTAIN if there is insufficient information available to make an informed voting decision.

29. MANDATORY TAKEOVER BID WAIVERS:

     - Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30. REINCORPORATION PROPOSALS:

     -    Vote reincorporation proposals on a CASE-BY-CASE basis.

31. EXPANSION OF BUSINESS ACTIVITIES:

     - Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

32. RELATED-PARTY TRANSACTIONS:

     -    Vote related-party transactions on a CASE-BY-CASE basis.

33. COMPENSATION PLANS:

     -    Vote compensation plans on a CASE-BY-CASE basis.

34. ANTI-TAKEOVER MECHANISMS:

     - Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35. SHAREHOLDER PROPOSALS:

     -    Vote all shareholder proposals on a CASE-BY-CASE basis.

     - Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     - Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Adopted on July 22, 2003

CAPITAL GUARDIAN TRUST COMPANY PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     - CORPORATE GOVERNANCE. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

     - CAPITAL STRUCTURE. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

     - STOCK-RELATED COMPENSATION PLANS. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

     - CORPORATE SOCIAL RESPONSIBILITY. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The

SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION

                      PROXY VOTING POLICIES AND PROCEDURES

                      AMENDED AND RESTATED AS OF JULY 2004

I. TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES

II. GENERAL GUIDELINES

III. HOW CAM VOTES IV. CONFLICTS OF INTEREST

V. VOTING POLICY

     (1) ELECTION OF DIRECTORS

     (2) PROXY CONTESTS

     (3) AUDITORS

     (4) PROXY CONTEST DEFENSES

     (5) TENDER OFFER DEFENSES

     (6) MISCELLANEOUS GOVERNANCE PROVISIONS

     (7) CAPITAL STRUCTURE

     (8) EXECUTIVE AND DIRECTOR COMPENSATION

     (9) STATE OF INCORPORATION

     (10) MERGERS AND CORPORATE RESTRUCTURING

     (11) SOCIAL AND ENVIRONMENTAL ISSUES

     (12) MISCELLANEOUS

VI. DISCLOSURE OF PROXY VOTING

VII. RECORDKEEPING AND OVERSIGHT

                        CITIGROUP ASSET MANAGEMENT1(CAM)

                              NORTH AMERICA REGION

                      PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III. HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

IV. CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

     (1)  Procedures for Identifying Conflicts of Interest

          CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and
          (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance. Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

     (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

               i. disclosing the conflict to clients and obtaining their consent before voting;

               ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

               iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing

               iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

          CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

     (3)  Third Party Proxy Voting Firm -- Conflicts of Interests

     With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1) Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

          1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

          1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

               -    Designation of a lead director

               -    Majority of independent directors (supermajority)

               -    All independent key committees

               -    Size of the company (based on market capitalization)

               -    Established governance guidelines

               -    Company performance
----------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

     C. Majority of Independent Directors

          1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his /her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

          2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

          1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

          1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

          1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

          2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

          3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

          4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
               (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

          1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

          2. We vote against shareholder proposals requiring two candidates per board seat.

(2) Proxy Contests

     A. Voting for Director Nominees in Contested Elections

          1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

          1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3) Auditors

     A. Ratifying Auditors

          1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

     B. Financial Statements and Director and Auditor Reports

          1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

     C. Remuneration of Auditors

          1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

     D. Indemnification of Auditors

          1.   We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

     A. Board Structure: Staggered vs. Annual Elections

          1.   We vote against proposals to classify the board.

          2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

          1. We vote against proposals that provide that directors may be removed only for cause.

          2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

          3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

          1.   We vote against proposals to eliminate cumulative voting.

          2.   We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

          1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

          1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

          2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

          1.   We vote for proposals that seek to fix the size of the board.

          2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

          1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

          1. We vote against proposals giving the board exclusive authority to amend the by-laws.

          2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

     I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

          We review on a case-by-case basis all proposals seeking amendments to the articles of association.

          We vote for article amendments if:

          -    shareholder rights are protected;

          -    there is negligible or positive impact on shareholder value;

          -    management provides adequate reasons for the amendments; and

          -    the company is required to do so by law (if applicable).

(5) Tender Offer Defenses

     A. Poison Pills

          1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

          2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

          3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision -- poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -- 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

          1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

          2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

          1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

          1.   We vote against dual class exchange offers.

          2.   We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
         Bylaws

          1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

          1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

          2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

     A. Confidential Voting

          1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

          2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

          1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

          1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

          1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

     E. Other Business

We vote for proposals that seek to bring forth other business matters.

     F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

     G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7) Capital Structure

     A. Common Stock Authorization

          1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

          2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

               a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

               b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

          3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

          1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

          1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

          1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

          2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

          3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

          4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

          1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

          1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

               a) Size of the Company.

               b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

               c) Percentage of the rights offering (rule of thumb less than 5%).

          2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

          1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

          1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

          1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

               - It is intended for financing purposes with minimal or no dilution to current shareholders

               - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

          1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     K. Debt Issuance Requests

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

        We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

     L. Financing Plans

        We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

     (8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

          1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

          2.   Amendments to Added Performance-Based Goals

               a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

          3.   Amendments to Increase Shares and Retain Tax Deductions Under
               OBRA

               a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

          4.   Approval of Cash or Cash-and-Stock Bonus Plans

               a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

     We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

     We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

          1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

          2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

               We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

               - Compensation committee comprised of independent outside directors

               -    Maximum award limits

               -    Repricing without shareholder approval prohibited

     E. Golden Parachutes

          1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

          2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

          1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

          1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

          1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

          2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

          1.   We vote against retirement plans for non-employee directors.

          2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

     J. Management Proposals to Reprice Options

          1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

               -    Historic trading patterns

               -    Rationale for the repricing

               -    Value-for-value exchange

               -    Option vesting

               -    Term of the option

               -    Exercise price

               -    Participation

     K. Shareholder Proposals Recording Executive and Director Pay

          1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

          2. We vote against shareholder proposals requiring director fees be paid in stock only.

          3. We vote for shareholder proposals to put option repricing to a shareholder vote.

          4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9) State/Country of Incorporation

     A. Voting on State Takeover Statutes

          1.   We vote for proposals to opt out of state freeze out provisions.

          2. We vote for proposals to opt out of state disgorgement provisions.

     B. Voting on Re-incorporation Proposals

          1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages / benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C. Control Share Acquisition Provisions

          1. We vote against proposals to amend the charter to include control share acquisition provisions.

          2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

          3. We vote for proposals to restore voting rights to the control shares.

          4. We vote for proposals to opt out of control share cash-out statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

          1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits / advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

          1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives /offers considered and review of fairness opinions.

     C. Spin-offs

          1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

          1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

          1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

          1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

          1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

          1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

          1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

          1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

          2.   the percentage of sales, assets and earnings affected;

          3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

          4. whether the issues presented should be dealt with through government or company-specific action;

          5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

          6. whether the company's analysis and voting recommendation to shareholders is persuasive;

          7.   what other companies have done in response to the issue;

          8.   whether the proposal itself is well framed and reasonable;

          9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

          10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

          1.   Energy and Environment

          2.   Equal Employment Opportunity and Discrimination

          3.   Product Integrity and Marketing

          4.   Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

          1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

          1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

          2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

          4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

          5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          6. We vote against proposals to approve other business when it appears as voting item.

     C. Route Agenda Items

          In some markets, shareholders are routinely asked to approve:

          -    the opening of the shareholder meeting

          - that the meeting has been convened under local regulatory requirements

          -    the presence of a quorum

          -    the agenda for the shareholder meeting

          -    the election of the chair of the meeting

          -    regulatory filings

          -    the allowance of questions

          -    the publication of minutes

          -    the closing of the shareholder meeting

          We generally vote for these and similar routine management proposals.

     D. Allocation of Income and Dividends

     We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

     E. Stock (Scrip) Dividend Alternatives

          1.   We vote for most stock (scrip) dividend proposals.

          2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.
     (1) through (12).

     The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI. DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

     If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VII. RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

     -    a copy of these policies and procedures;

     -    a copy of each proxy form (as voted);

     - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

     - documentation relating to the identification and resolution of conflicts of interest;

     - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

     - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

APPENDIX A

     Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

     The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

     The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

     While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships1 which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

     A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

     As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

     The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

1,2 As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

APPENDIX B

PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin

Amanda Suss

LEGAL REPRESENTATIVES

George Shively

Leonard Larrabee

Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley

Jeffrey Scott

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies The Proxy Voting Service also provides research and recommendations on proxy issues Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including:

executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

BOARD OF DIRECTORS ISSUES. Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES. Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

GENERAL CORPORATE ISSUES. Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

SHAREHOLDER PROPOSALS. If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

[DATED?]

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      i. General.

            1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

                  - Approval of financial statements, director and auditor reports.

                  -     General updating/corrective amendments to the charter.

                  - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

            2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

            3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

            4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

            5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

            6. Proposals to require the company to expense stock options will be supported.

            7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

            8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

            9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

      ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

            1.    The following proposals generally will be supported:

                  - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

                  - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

            2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                  (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                  (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

                  (c) A direct conflict exists between the interests of the nominee and the public shareholders;

                  (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                  (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

                  (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

      (iii) Auditors

            1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

            2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

            3.    Proposals to indemnify auditors will not be supported.

      (iv.) Anti-Takeover Matters

            1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

            2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

            3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

            1.    The following proposals generally will be supported:

            - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            2. The following proposals generally will not be supported (notwithstanding management support).

            - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            - Proposals to create "blank check" preferred stock. |X| Proposals relating to changes in capitalization by 100% or more.

C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

            1.    The following proposals generally will be supported:

            - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

            - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

            3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

            4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

            1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

            2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

            i.    Corporate Transactions

            - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

            ii.   Compensation

            - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

            - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            iii.  Other

            -     Proposals for higher dividend payouts.

            - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

            - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY

A. Proxy Review Committee

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

      1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

      2. A material conflict of interest could exist in the following situations, among others:

            (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

            (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

            (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. Proxy Voting Reports

            (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

            (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

OPPENHEIMER FUNDS

498 SEVENTH AVENUE

NEW YORK, NEW YORK 10018

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

DECEMBER 5, 2005

These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

      OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

      1. Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

      2. Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

      3. Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships: |X| OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

      - an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

      - a company that is a significant selling agent of OFI's products and services solicits proxies;

      - OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

      - OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

      - If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

      - If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

      - If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

      4. Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

      5. Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

      6. Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D. Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

      - any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      - any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to: these Policies and Procedures, as amended from time to time;

      - Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      - Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

      - Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

      In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F. Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                                                      APPENDIX A

OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

            - Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

            - Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

            -     Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

            - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

            - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

            - Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

      1.6 Ratifying Auditors

            - Vote FOR Proposals to ratify auditors, unless any of the following apply:

                  - An auditor has a financial interest in or association with the company, and is therefore not independent.

                  -     Fees for non-audit services are excessive.

                  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

            - Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

            - Vote AGAINST shareholder proposals asking for audit firm rotation.

            - Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

            - Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

            - Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

                  -     Composition of the board and key board committees

                  -     Attendance at board meetings

                  -     Corporate governance provisions and takeover activity

                  -     Long-term company performance relative to a market index

                  -     Directors' investment in the company

                  -     Whether the chairman is also serving as CEO

                  -     Whether a retired CEO sits on the board

            - WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

                  - Attend less than 75% of the board and committee meetings without a valid excuse.

                  - Implement or renew a dead-hand or modified dead-hand poison pill

                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

                  - Failed to act on takeover offers where the majority of the shareholders tendered their shares.

                  - Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

                  - Are audit committee members; and the non-audit fees paid to the auditor are excessive.

                  - Enacted egregious corporate governance policies or failed to replace management as appropriate.

                  - Are inside directors or affiliated outside directors; and the full board is less than majority independent.

                  - Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

                  -     Sit on more than six public company boards.

            - Additionally, the following should result in votes being WITHHELD (except from new nominees):

                  - If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

                  - If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

            - Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

            - Vote FOR proposals seeking to fix the board size or designate a range for the board size.

            - Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/Declassification of the Board

            -     Vote AGAINST proposals to classify the board.

            - Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

            -     Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

            - Vote AGAINST proposal to require majority vote approval for election of directors

      2.6 Director and Officer Indemnification and Liability Protection

            - Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

            - Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

            - Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

            - Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

                  - The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

                  -     Only if the director's legal expenses would be covered.

      2.7 Establish/Amend Nominee Qualifications

            - Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

            - Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

            - Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/Removal of Directors.

            - Vote AGAINST proposals that provide that directors may be removed only for cause.

            - Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

            - Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

            - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

            - Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

                  - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

                  -     Two-thirds independent board

                  -     All-independent key committees

                  -     Established governance guidelines

            - The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10 Majority of Independent Directors/Establishment of Committees

            - Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

            - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

            - Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

            - Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

            - Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

            - Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

            - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

                  - Long-term financial performance of the target company relative to its industry

                  -     Management's track record

                  -     Background to the proxy contest

                  -     Qualifications of director nominees (both slates)

                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

                  -     Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

            - Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

            - Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

            - If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

            - Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

            - Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

            - Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

            - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

            - Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

            - Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

            - Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

            - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

            - Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

            - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

            - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

            -     Vote WITH Management

      4.7 Supermajority Vote Requirements

            - Vote AGAINST proposals to require a supermajority shareholder vote.

            -     Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

            - Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

            - Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

            -     Purchase price

            -     Fairness opinion

            -     Financial and strategic benefits

            -     How the deal was negotiated

            -     Conflicts of interest

            -     Other alternatives for the business

            -     Non-completion risk

      5.3 Asset Sales

            - Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

                  -     Impact on the balance sheet/working capital

                  -     Potential elimination of diseconomies

                  -     Anticipated financial and operating benefits

                  -     Anticipated use of funds

                  -     Value received for the asset

                  -     Fairness opinion

                  -     How the deal was negotiated

                  -     Conflicts of interest

      5.4 Bundled Proposals

            - Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

            - Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

      5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

            - Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

                  -     Dilution to existing shareholders' position

                  -     Terms of the offer

                  -     Financial issues

                  -     Management's efforts to pursue other alternatives

                  -     Control issues

                  -     Conflicts of interest

            - Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

            - Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

                  -     The reasons for the change

                  -     Any financial or tax benefits

                  -     Regulatory benefits

                  -     Increases in capital structure

                  - Changes to the articles of incorporation or bylaws of the company.

            - Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

                  - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

                  -     Adverse changes in shareholder rights.

      5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

            - Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

                  -     Offer price/premium

                  -     Fairness opinion

                  -     How the deal was negotiated

                  -     Conflicts of interests

                  -     Other alternatives/offers considered

                  -     Non-completion risk

      5.9 Joint Venture

            - Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

                  -     Percentage of assets/business contributed

                  -     Percentage of ownership

                  -     Financial and strategic benefits

                  -     Governance structure

                  -     Conflicts of interest

                  -     Other alternatives

                  -     Non-completion risk

      5.10 Liquidations

            - Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

            - Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

            - Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

                  - Prospects of the combined company, anticipated financial and operating benefits

                  -     Offer price (premium or discount)

                  -     Fairness opinion

                  -     How the deal was negotiated

                  -     Changes in corporate governance

                  -     Change in the capital structure

                  -     Conflicts of interest

      5.12 Private Placements/Warrants/Convertible Debenture

            - Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

                  -     Dilution to existing shareholders' position

                  -     Terms of the offer

                  -     Financial issues

                  -     Management's efforts to pursue other alternatives

                  -     Control issues

                  -     Conflicts of interest

      5.13 Spinoffs

            - Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

                  -     Tax and regulatory advantages

                  -     Planned use of the sale proceeds

                  -     Valuation of spinoff

                  -     Fairness opinion

                  -     Benefits to the parent company

                  -     Conflicts of interest

                  -     Managerial incentives

                  -     Corporate governance changes

                  -     Changes in the capital structure

      5.14 Value Maximization Proposals

            - Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15 Severance Agreements that are Operative in Event of Change in Control

            - Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

            - Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

            - Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

            - Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

            - Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

            - Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

            - Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

            - Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

            -     Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

            - Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

            - Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

            - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

            - Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

            - Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

            - Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

            - Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

            - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

            - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

            - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

            - Vote AGAINST proposals to create a new class of common stock with superior voting rights.

            - Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

                  - It is intended for financing purposes with minimal or no dilution to current shareholders

                  - It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

            - Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

            - Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

            - Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

            - Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

            - Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

            - Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

            - Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

            - Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

            - OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

            In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

            - Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

                  -     More simplified capital structure

                  -     Enhanced liquidity

                  -     Fairness of conversion terms

                  -     Impact on voting power and dividends

                  -     Reasons for the reclassification

                  -     Conflicts of interest

                  -     Other alternatives considered

      7.9 Reverse Stock Splits

            - Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

            - Vote FOR management proposals to implement a reverse stock split to avoid delisting.

            - Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

            - Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

            - Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

            - Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

            -     Vote compensation proposals on a CASE-BY-CASE basis.

            - In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

            - Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

            Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

            - Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

      8.4 Cash Bonus Plan

            - Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

            - Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

                  In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

            - Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

            - Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

            -     Vote FOR plans which do not

      8.6 Director Retirement Plans

            - Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

            - Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

            - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                  -     Historic trading patterns

                  -     Rationale for the repricing

                  -     Value-for-value exchange

                  -     Option vesting

                  -     Term of the option

                  -     Exercise price

                  -     Participation

      8.8 Employee Stock Purchase Plans

            - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

            - Votes FOR employee stock purchase plans where all of the following apply:

                  -     Purchase price is at least 85% of fair market value

                  -     Offering period is 27 months or less

                  - The number of shares allocated to the plan is 10% or less of the outstanding shares

            - Votes AGAINST employee stock purchase plans where any of the following apply:

                  -     Purchase price is at least 85% of fair market value

                  -     Offering period is greater than 27 months

                  - The number of shares allocated to the plan is more than 10% of the outstanding shares

      8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

            - Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

            - Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

            - Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
                  Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

            - Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

            - Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

            -     Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

            - Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13 Shareholder Proposals Regarding Executive and Director Pay

            - Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

            - Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

            - Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

            - Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

            - Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

                  - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

                  - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

            - Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

            - Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

                  - The parachute should be less attractive than an ongoing employment opportunity with the firm

                  - The triggering mechanism should be beyond the control management

                  - The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

            - Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

            - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

OBERWEIS ASSET MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Eric V. Hannemann, Secretary, is responsible for monitoring corporate actions. Eric V. Hannemann, Secretary, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Eric V. Hannemann, Secretary, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Eric V. Hannemann, Secretary, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to

James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:

      -     these Policies and Procedures, including any amendments;

      - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

      - a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

      - a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

      - a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005 and November 1, 2005.

SCHEDULE A

MEMBERS OF PROXY COMMITTEE
(as of August 1, 2003)
Patrick B. Joyce
James W. Oberweis
Martin L. Yokosawa

DELAWARE MANAGEMENT BUSINESS TRUST

PROXY VOTING POLICIES AND PROCEDURES

(MARCH 2004)

INTRODUCTION

Delaware Management Business Trust ("DMBT") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an "Adviser", and together with DMBT, the "Advisers"). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing each Adviser's proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) two representatives from the client services department; and (iv) one representative from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT's clients. If needed, the Committee has access to these records.

DMBT provides ISS with the Procedures to use to analyze proxy statements on behalf of DMBT and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by DMBT. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for DMBT's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company's management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT's votes are cast in accordance with the recommendations of the company's management. However, DMBT will normally vote against management's position when it runs counter to the Guidelines, and DMBT will also vote against management's recommendation when such position is not in the best interests of DMBT's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT's clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these predetermined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

In the limited instances where DMBT is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by DMBT.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of DMBT's clients (via ISS); (iv) records of a client's written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

PROXY VOTING GUIDELINES

The following Guidelines summarize DMBT's positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement:

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Generally vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Generally vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining factors such as: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      -     Sit on more than six public company boards

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote against proposals to eliminate cumulative voting.

Generally vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where DMBT votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Generally vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS APPRAISAL RIGHTS

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     No completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: |X| The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives /offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets /business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spinoff

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION CONTROL SHARE ACQUISITION PROVISIONS

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Generally vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Generally vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Generally vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Generally vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally vote for management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also generally WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Generally vote AGAINST retirement plans for nonemployee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Generally vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Generally vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should generally include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses /compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL
RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients /seeds.

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

      - The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

      - The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: |X| Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spinoff

      - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National

Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports;

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-by-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

      - Approximate costs of complying with current or proposed environmental laws

      - Steps company is taking to reduce greenhouse gasses or other environmental pollutants

      -     Measurements of the company's emissions levels

      - Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -     The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

      - A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

      - A report based on Global Reporting Initiative (GRI) or similar guidelines.

Generally vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

      - The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or

      - The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Generally vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Generally vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they

      -     meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

      - Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

      - Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

GENERALLY VOTE FOR REPORTS OUTLINING THE COMPANY'S PROGRESS TOWARDS THE GLASS CEILING

COMMISSION'S BUSINESS RECOMMENDATIONS, UNLESS:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Generally vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      -     Board structure

      -     Director independence and qualifications

      -     Attendance at board and committee meetings.

Votes should be withheld from directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - Ignore a shareholder proposal that is approved by a majority of shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Are interested directors and sit on the audit or nominating committee, or

      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a case-by-case basis, considering the following factors:

      - Past performance as a closed-end fund |X| Market in which the fund invests

      -     Measures taken by the board to address the discount

      -     Past shareholder activism, board activity

      -     Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance compared to peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Generally vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Stated specific financing purpose

      -     Possible dilution for common shares

      -     Whether the shares can be used for anti takeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Regulatory developments

      -     Current and potential returns

      -     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      -     The fund's target investments

      -     The reasons given by the fund for the change

      -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Proposals to change a fund's fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Political/economic changes in the target market

      -     Consolidation in the target market

      -     Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Current and potential returns

      -     Risk of concentration

      -     Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Strategies employed to salvage the company

      -     The fund's past performance

      -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications.

      -     Generally vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate sub advisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      -     Regulations of both states

      -     Required fundamental policies of both states

      -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Generally vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Fees charged to comparably sized funds with similar objectives

      -     The proposed distributor's reputation and past performance

      -     The competitiveness of the fund in the industry

      -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

Generally vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Resulting fee structure

      -     Performance of both funds

      -     Continuity of management personnel

      - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where DMBT recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      -     Performance of the fund's NAV

      -     The fund's history of shareholder relations

      -     The performance of other funds under the advisor's management.

                                   WM TRUST I
                                  WM TRUST II
                  WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

    (a) Charter

    (1) WM Trust I

    (A) Form of Amended and Restated Agreement and Declaration of Trust dated September 19, 1997 -- incorporated by reference to Post-Effective Amendment ("PEA") No. 67 to the Registrant's Registration Statement filed with the SEC on September 30, 1997.

    (B) Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust dated March 20, 1998 -- incorporated by reference to PEA No. 74 to the Registrant's Registration Statement filed with the SEC on March 27, 1998.

    (C) Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust dated March 20, 1998 -- incorporated by reference to PEA No. 74 to the Registrant's Registration Statement filed with the SEC on March 27, 1998.

    (D) Amendment No. 3 to Amended and Restated Agreement and Declaration of Trust dated February 23, 2003 -- incorporated by reference to PEA No. 84 to the Registrant's Registration Statement filed with the SEC on February 27, 2003.

    (2) WM Trust II

    (A) Master Trust Agreement of the Registrant dated February 22, 1989 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (B) Amendment No. 1 to Master Trust Agreement dated May 10, 1989 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (C) Amendment No. 2 to Master Trust Agreement dated May 22, 1989 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (D) Amendment No. 3 to Master Trust Agreement dated May 24, 1989 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (E) Amendment No. 4 to Master Trust Agreement dated May 7, 1990 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (F) Amendment No. 5 to Master Trust Agreement dated December 4, 1991 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (G) Amendment No. 6 to Master Trust Agreement dated January 30, 1992 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (H) Amendment No. 7 to Master Trust Agreement dated September 12, 1992 -incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (I) Amendment No. 8 to Master Trust Agreement dated September 22, 1993 -incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (J) Amendment No. 9 to Master Trust Agreement dated March 13, 1994 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (K) Amendment No. 10 to Master Trust Agreement dated January 20, 1995 -incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (L) Amendment No. 11 to Master Trust Agreement dated July 19, 1996 -- incorporated by reference to PEA No. 23 to the Registrant's Registration Statement filed with the SEC on August 30, 1996.

    (M) Amendment No. 12 to Master Trust Agreement dated March 20, 1998 -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on March 27, 1998.

    (3) WM Strategic Asset Management Portfolios, LLC - LLC Operating Agreement dated March 12, 1999 -- incorporated by reference to PEA No. 8 to the Registrant's Registration Statement filed with the SEC on April 30, 1999.

    (b) Bylaws

    (1) WM Trust I -- incorporated by reference to PEA No. 67 to the Registrant's Registration Statement filed with the SEC on September 30, 1997.

    (A) Amendment to Bylaws dated February 20, 2002 -- incorporated by reference to PEA No. 82 to the Registrant's Registration Statement filed with the SEC on February 28, 2002.

    (B) Amendment to Bylaws dated October 20, 2005 - filed herewith.

    (2) WM Trust II -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (A) Amendment to Bylaws dated February 20, 2002 -- incorporated by reference to PEA No. 37 to the Registrant's Registration Statement filed with the SEC on February 28, 2002.

    (B) Amendment to Bylaws dated October 20, 2005 - filed herewith.

    (3) WM Strategic Asset Management Portfolios, LLC -- incorporated by reference to PEA No. 8 to the Registrant's Registration Statement filed with the SEC on April 30, 1999.

    (A) Amendment to Bylaws dated February 20, 2002 -- incorporated by reference to PEA No. 13 to the Registrant's Registration Statement filed with the SEC on February 28, 2002.

    (B) Amendment to Bylaws dated October 20, 2005 - filed herewith.

    (c) Instruments defining the Rights of Shareholders -- See (a) and (b) above.

    (d) Investment Advisory Contracts

    (1) WM Trust I

    (A) Amended and Restated Investment Management Agreement dated November 1, 2004- filed herewith.

    (B) Amended and Restated Investment Sub-Advisory Agreement with Van Kampen Investment Advisory Corporation dated November 30, 2003 with respect to the Tax-Exempt Bond Fund - filed herewith.

    (2) WM Trust II

    (A) Amended and Restated Investment Management Agreement dated November 1, 2005 - filed herewith.

    (B) Investment Sub-Advisory Agreement with Capital Guardian Trust Company dated June 23, 1999 with respect to the International Growth Fund -- incorporated by reference to PEA No. 33 to the Registrant's Registration Statement filed with the SEC on February 29, 2000.

    (C) Investment Sub-Advisory Agreement with OppenheimerFunds, Inc. dated March 1, 2002 -- incorporated by reference to PEA No. 38 to the Registrant's Registration Statement filed with the SEC on December 16, 2002.

    (D) Investment Sub-Advisory Agreement with Salomon Brothers Asset Management, Inc. dated December 1, 2005 - filed herewith.

    (E) Investment Sub-Advisory Agreement with Delaware Management Company dated April 1, 2005 -- incorporated by reference to PEA No. 43 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

    (F) Investment Sub-Advisory Agreement with Oberweis Asset Management, Inc. dated March 1, 2005 -- incorporated by reference to PEA No. 43 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

    (G) Amended and Restated Investment Sub-Advisory Agreement with Van Kampen Investment Advisory Corporation dated November 30, 2003 with respect to the California Municipal and California Insured Intermediate Municipal Funds - filed herewith.

    (H) Amended and Restated Investment Sub-Advisory Agreement with Janus Capital Management LLC dated November 9, 2004 - filed herewith.

    (I) Second Amendment to Investment Sub-Advisory Agreement with Capital Guardian Trust Company with respect to the International Growth Fund - filed herewith.

    (3) WM Strategic Asset Management Portfolios, LLC - Amended and Restated Investment Management Agreement dated November 1, 2005 - filed herewith.

    (e) Underwriting Contracts

    (1) Amended and Restated Distribution Agreement dated November 9, 2005 with respect to WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC - filed herewith.

    (2) Form of Dealer Agreement -- incorporated by reference to PEA No. 86 to WM Trust I's Registration Statement, PEA No. 41 to WM Trust II's Registration Statement and PEA No. 17 to WM Strategic Asset Management Portfolios LLC's Registration Statement filed with the SEC on February 27, 2004.

    (f) Bonus or Profit Sharing Contracts -- Not Applicable.

    (g) Custodian Agreements

    (1) Mutual Funds Custody and Service Agreement effective July 1, 2001 for WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC -incorporated by reference to PEA No. 81 to WM Trust I's Registration Statement, PEA No. 36 to WM Trust II's Registration Statement and PEA No. 12 to WM Strategic Asset Management Portfolios, LLC's Registration Statement filed with the SEC on December 28, 2001.

    (h) Other Material Contracts

    (1) Transfer Agent and Shareholder Services Agreement with respect to WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC dated February 17, 2005 - filed herewith.

    (i) Legal Opinion

    (1) WM Trust I

    (A) Opinion and Consent of Counsel -- incorporated by reference to PEA No. 74 to the Registrant's Registration Statement filed with the SEC on March 27, 1998.

    (B) Opinion and Consent of Counsel dated February 27, 2003 for the REIT Fund -- incorporated by reference to PEA No. 84 to the Registrant's Registration Statement filed with the SEC on February 27, 2003.

    (C) Opinion and Consent of Counsel dated February 25, 2005 for the Small Cap Growth Fund -- incorporated by reference to PEA No. 88 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

    (2) WM Trust II - Consent and Opinion of Counsel dated June 20, 1997 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on August 28, 1997.

    (3) WM Strategic Asset Management Portfolios, LLC - Opinion and Consent of Counsel dated June 25, 1999 -- incorporated by reference to PEA No. 9 of the Registrant's Registration Statement filed with the SEC on June 25, 1999.

    (j) Other Opinions

    (1) Consent of Independent Auditors -- incorporated by reference to PEA No. 85 to WM Trust I's Registration Statement, PEA No. 44 to WM Trust II's Registration Statement and PEA No. 20 to WM Strategic Asset Management, LLC's Registration Statement filed with the SEC on February 28, 2005.

    (k) Omitted Financial Statements -- Not Applicable.

    (l) Initial Capital Agreements -- Not Applicable.

    (m) Rule 12b-1 Plan

    (A) Class A Distribution Plan dated March 7, 2000 -- incorporated by reference to PEA No. 79 to WM Trust I's Registration Statement, PEA No. 34 to WM Trust II's Registration Statement and PEA No. 10 to WM Strategic Asset Management, LLC's Registration Statement filed with the SEC on December 28, 2000.

    (B) Class B Distribution Plan dated March 7, 2000 -- incorporated by reference to PEA No. 79 to WM Trust I's Registration Statement, PEA No. 34 to WM Trust II's Registration Statement and PEA No. 10 to WM Strategic Asset Management, LLC's Registration Statement filed with the SEC on December 28, 2000.

    (C) Class C Distribution Plan dated as of February 20, 2002 -- incorporated by reference to PEA No. 81 to WM Trust I's Registration Statement, PEA No. 36 to WM Trust II' s Registration Statement and PEA No. 12 to WM Strategic Asset Management Portfolios, LLC's Registration Statement filed with the SEC on December 28, 2001.

    (D) Class R-1 Distribution Plan dated as of November 9, 2005 - filed herewith.

    (E) Class R-2 Distribution Plan dated as of November 9, 2005 - filed herewith.

    (n) Rule 18f-3 Plan

    (1) Amended and Restated Rule 18f-3 Multiple Class Plan with respect to WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC effective as of March 1, 2006 - filed herewith.

    (o) Reserved

    (p) Codes of Ethics

    (1) WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC, WM Advisors, Inc. and WM Funds Distributor, Inc. Code of Ethics dated July 21, 2005 - filed herewith.

    (2) Van Kampen Asset Management Code of Ethics dated December 31, 2004 - incorporated by reference to PEA No. 88 to WM Trust I's Registration Statement PEA No. 46 to WM Trust II's Registration Statement filed with the SEC on February 28, 2005.

    (3) Capital Guardian Trust Company Code of Ethics dated July 2005 - filed herewith.

    (4) Janus Capital Management LLC Personal Trading Code of Ethics dated September 20, 2005 - filed herewith.

    (5) OppenheimerFunds, Inc. Amended and Restated Code of Ethics dated February 1, 2005 - filed herewith.

    (6) Salomon Brothers Asset Management, Inc. Code of Ethics dated September 13, 2005 -- filed herewith.

    (7) Delaware Management Company Code of Ethics as amended December 21, 2004 -- incorporated by reference to PEA No. 43 to WM Trust II's Registration Statement filed with the SEC on February 28, 2005.

    (8) Oberweis Asset Management, Inc. Code of Ethics dated November 2, 2005 - filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANTS

Not applicable.


ITEM 25. INDEMNIFICATION

(a) WM Trust I -- Under Article VIII, Section 1 of the Amended and Restated Agreement and Declaration of Trust of the Registrant (the "Agreement and Declaration of Trust"), each of the Registrant's Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each such person being a "Covered Person"), is indemnified against all liabilities and expenses, including amounts paid in satisfaction of judgments or settlements or as reasonable attorneys' fees, incurred by a Covered Person in any civil or criminal proceeding by virtue of such person's being a Covered Person. This provision does not authorize indemnification of a Covered Person if it is determined as a final adjudication that the Covered Person is liable to the Registrant or its shareholders by reason of such Covered Person's willful misfeasance, bad faith, gross negligence or reckless disregard of such Covered Person's duties in such office. Expenses may be paid by the Registrant in advance of the final disposition of any such action provided that the Covered Person delivers an undertaking that expenses so advanced will be repaid by the Covered Person to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and the Covered Person either provides security for such undertaking or insures Registrant against losses from such advances or a majority of the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Under Article IX Section 9 of the Bylaws of the Registrant, as amended, for purposes of the determination or opinion with respect to the Registrant paying expenses in advance, as referred to above, the determination by the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(b) WM Trust II - Under Section 6.4 of Registrant's Master Trust Agreement, as amended, any past or present Trustee or officer of Registrant, including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that a Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that the Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by a Covered Person to repay those expenses to the Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the Master Trust Agreement and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Master Trust Agreement, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Under Article XIV, Section 1 of the Bylaws of the Registrant, as amended, for purposes of the determination or opinion with respect to the Registrant paying expenses in advance, as referred to above, the determination by the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) WM Strategic Asset Management Portfolios, LLC - Under Article 8, Section 1 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"), any past or present Trustee or officer of the Registrant, including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the LLC Agreement, that a Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the LLC Agreement, that the Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by a Covered Person to repay those expenses to the Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the LLC Agreement and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the LLC Agreement, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Under Article XIII, Section 1 of the Bylaws of the Registrant, as amended, for purposes of the determination or opinion with respect to the Registrant paying expenses in advance, as referred to above, the determination by the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

****************

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of each of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the above-named Registrants in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

(a) WM Advisors, Inc.

WM Advisors, Inc. is a wholly-owned, indirect subsidiary of Washington Mutual, Inc., a publicly-owned financial services company.

The list of officers and directors required by this Item 26, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such persons during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WM Advisors, Inc. pursuant to the Advisors Act (SEC File No. 801-4855).

(b) Van Kampen Asset Management ("Van Kampen")

Van Kampen is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients.

The list as required by this Item 26 of officers and directors of Van Kampen, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Van Kampen pursuant to the Advisers Act (SEC File No. 801-18161).

(c) Janus Capital Management LLC ("Janus")

Janus is an investment advisor registered under the Advisers Act, and acts as investment advisor for registered investment companies, foreign investment companies and for individual, charitable, corporate and retirement accounts. Janus and its affiliates provide a variety of trust, investment management and investment advisory services.

The list as required by this Item 26 of officers and directors of Janus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Advisers Act (SEC File No. 801-13991).

(d) OppenheimerFunds, Inc. (Oppenheimer")

Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

The list as required by this Item 26 of officers and directors of Oppenheimer, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oppenheimer pursuant to the Advisers Act (SEC File No. 801-8253).

(e) Capital Guardian Trust Company ("Capital Guardian")

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. ("CGI"), which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provided investment management services.

The list as required by this Item 26 of officers and directors of Capital Guardian, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Capital Guardian pursuant to the Advisers Act (SEC File No. 801-60145).

(f) Salomon Asset Management, Inc. ("Salomon")

Salomon is a wholly-owned subsidiary of Citigroup Inc.

The list as required by this Item 26 of officers and directors of Citigroup, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Citigroup pursuant to the Advisers Act (SEC File No. 801-32046).

(g) Delaware Management Company ("Delaware")

Delaware is a series of Delaware Business Management Trust, an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

The list as required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

(h) Oberweis Asset Management, Inc. ("Oberweis")

Oberweis is a specialty asset management firm that provides investment advisory advice to funds, institutions, and individual investors on a broad range of products.

The list as required by this Item 26 of officers and directors of Oberweis, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oberweis pursuant to the Advisers Act (SEC File No. 801-35657).

ITEM 27: PRINCIPAL UNDERWRITERS

      (a) The principal underwriter for each Registrant is WM Funds Distributor, Inc. ("WMFD"). WMFD also acts as the principal underwriter for WM Variable Trust.

      (b) The information required by this Item 27 with respect to each Director and Officer of WMFD is incorporated by reference to Schedule A of Form BD filed by WMFD with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-050200)

      (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrants at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101; the offices of the Registrants' custodian, Mellon Trust of New England, National Association, One Boston Place, Boston, MA 02108; the offices of the Registrants' sub-advisors: Van Kampen, 1221 Avenue of the Americas, New York, New York 10020; Janus, 151 Detroit Street, Denver, Colorado 80206; Capital Guardian, Investment Office, 333 South Hope St., Los Angeles, CA 90071; Oppenheimer, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281; Salomon, 399 Park Avenue, New York, New York 10022; Delaware, 2005 Market Street, Philadelphia, Pennsylvania 19103; and Oberweis, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532; the offices of the Registrants' transfer agent, WM Shareholder Services, Inc., 1201 Third Ave, 22nd Floor, Seattle, Washington 98101 and the offices of the Registrants' sub-transfer agent, Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

None of the Registrants is a party to any management related contract other than as set forth in the Prospectus.

ITEM 30. UNDERTAKINGS

      (a) Each Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) Each of the Registrants has undertaken to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of the Registrant when requested to do so by the holders of at least 10% of the Registrant's outstanding shares. Each Registrant has undertaken further, in connection with the meeting, to comply with the provisions of Section 16 (c) of the Investment Company Act of 1940, as amended, relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Seattle, and State of Washington on the 30th day of December, 2005.



                                                 WM TRUST I
                       WM TRUST II WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC


                                        /s/ WILLIAM G. PAPESH

                                        WILLIAM G. PAPESH, PRESIDENT


Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                                     TITLE                          DATE

/s/ WILLIAM G. PAPESH               President and Trustee                       December 30, 2005
------------------------------
William G. Papesh

/s/ JEFFERY L. LUNZER               Chief Financial Officer                     December 30, 2005
------------------------------      (and principal accounting officer)
Jeffery L. Lunzer

KRISTIANNE BLAKE*                   Trustee                                     December 30, 2005
------------------------------
Kristianne Blake

EDMOND R. DAVIS*                    Trustee                                     December 30, 2005
------------------------------
Edmond R. Davis

ANNE V. FARRELL*                    Trustee                                     December 30, 2005
------------------------------
Anne V. Farrell


CARROL R. MCGINNIS*                 Trustee                                     December 30, 2005
------------------------------
Carrol R. McGinnis

ALFRED E. OSBORNE, JR.*             Trustee                                     December 30, 2005
------------------------------
Alfred E. Osborne, Jr.

DANIEL L. PAVELICH*                 Trustee                                     December 30, 2005
------------------------------
Daniel L. Pavelich

JAY ROCKEY*                         Trustee                                     December 30, 2005
------------------------------
Jay Rockey

RICHARD C. YANCEY*                  Trustee                                     December 30, 2005
------------------------------
Richard C. Yancey

/s/ WILLIAM G. PAPESH
------------------------------
WILLIAM G. PAPESH

* Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX


(b)(1)(B) WM Trust 1 - Amendement to Bylaws

(b)(2)(B) WM Trust II- Amendment to Bylaws

(b)(3)(B) WM Strategic Asset Management Portfolios, LLC - Amendment to Bylaws

(d)(1)(A) WM Trust I - Amended and Restated Investment Management Agreement

(d)(1)(B) WM Trust I - Amended and Restated Investment Sub-Advisory Agreement with Van Kampen

(d)(2)(A) WM Trust II - Amended and Restated Investment Management Agreement

(d)(2)(D) Investment Sub-Advisory Agreement with Salomon Brothers Asset Management, Inc

(d)(2)(G) WM Trust II - Amended and Restated Investment Sub-Advisory Agreement with Van Kampen

(d)(2)(H) Amended and Restated Investment Sub-Advisory Agreement with Janus Capital Management, LLC

(d)(2)(I) Second Amendment to Investment Sub-Advisory Agreement with Capital Guardian

(d)(3) WM Strategic Asset Management Portfolios, LLC - Amended and Restated Investment Management Agreement

(e)(1) Amended and Restated Distribution Agreement

(h)(1) Transfer Agent and Shareholder Services Agreement

(m)(D) Class R-1 Distribution Plan

(m)(E) Class R-2 Distribution Plan

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan

(p)(1) WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC, WM Advisors, Inc. and WM Funds Distributor, Inc. Code of Ethics

(p)(3) Capital Guardian Trust Company Code of Ethics

(p)(4) Janus Capital Management LLC Code of Ethics

(p)(5) OppenheimerFunds, Inc. Code of Ethics

(p)(6) Salomon Brothers Asset Management, Inc Code of Ethics

(p)(8) Oberweis Asset Management, Inc. Code of Ethics